                                                                  EXECUTION COPY

                           SALE AND PURCHASE AGREEMENT

                                  BY AND AMONG

                           ESI BH LIMITED PARTNERSHIP,

                                 TPC BRADY, INC.

                                   AS SELLERS,

                                       AND

                                   ORNI 1 LLC,

                                   ORNI 2 LLC,

                                 AS PURCHASERS,

                                   DATED AS OF

                                FEBRUARY 28, 2001

                             PERTAINING TO THE BRADY

                            GEOTHERMAL POWER FACILITY

                                TABLE OF CONTENTS
                                -----------------

                                                                            PAGE
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                                       i

                                       ii

ARTICLE 10        SURVIVAL...................................................29

         10.1     Survival of Representations, Warranties, Covenants and

                                      iii

EXHIBIT I           BPP Restructuring

EXHIBIT II          Excluded Records

EXHIBIT III         Material Contracts

EXHIBIT IV          Intentionally Omitted

EXHIBIT V           Form of Transfer Instrument

EXHIBIT VI          Contract Security

EXHIBIT VII-A       Form of Opinion of counsel to ESI BH/FPLE

EXHIBIT VII-B       Form of Opinion of Counsel to TPC Brady

EXHIBIT VII-C       Form of Opinion of Nevada Counsel to Sellers/BPP

EXHIBIT VIII        Form of Opinion of Counsel to Purchasers/Ormat Technologies

SCHEDULE I          Purchased Interests

SCHEDULE II         Sellers Disclosure Schedule

SCHEDULE III        Adjustment of Payment Amounts

                                       iv

                           SALE AND PURCHASE AGREEMENT

                  This SALE AND PURCHASE AGREEMENT dated as of this 28th day of
February, 2001, is made and entered into by and among ESI BH Limited Partnership
("ESI BH"), a Delaware limited partnership, TPC Brady, Inc., a Delaware corporation ("TPC Brady"; each of ESI BH and TPC Brady individually, a "Seller"
and collectively, the "Sellers"), ORNI 1 LLC, a Delaware limited liability company, and ORNI 2 LLC, a Delaware limited liability company (each a
"Purchaser" and collectively the "Purchasers");

                  WHEREAS, each Seller is the holder and beneficial owner of general partnership interests in Brady Power Partners, a Nevada general partnership ("BPP"), as set forth opposite such Seller's name on Schedule I hereto (the "Purchased Interests");

                  WHEREAS, BPP owns a geothermal power facility located in
Churchill County, Nevada known as the Brady Power Project (the "Brady
Facility"), and has certain interests and rights with respect to a geothermal power facility located in Desert Peak, Nevada known as Unit 2 of the Brady Power
Project (the "Desert Peak Facility", and together with the Brady Facility, the
"Facility"); and

                  WHEREAS, the Sellers desire to sell to the Purchasers and the
Purchasers desire to purchase from the Sellers all of the Purchased Interests on the terms and subject to the conditions set forth herein.

                  NOW THEREFORE, in consideration of the mutual representations, warranties, covenants and agreements set forth in this Agreement, upon the terms and subject to the conditions hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE 1
                                   DEFINITIONS

                  1.1 Definitions. As used in this Agreement, the following
terms have the meanings indicated below:

                  "Affiliate" means any Person that directly, or indirectly
through one or more intermediaries, controls or is controlled by or is under common control with the Person specified. For purposes of this definition, control of a Person means the power, direct or indirect, to direct or cause the direction of the management and policies of such Person whether by Contract or otherwise, provided that the direct or indirect ownership of fifty percent (50%)
or more of the voting securities of another Person shall be deemed to constitute control of such other Person.

                  "After-Tax Basis" means, with respect to any payment received or deemed to have been received by any Person, the amount of such payment (the base payment) supplemented by a further payment (the additional payment) to that
Person so that the sum of the base payment plus the additional payment shall, after deduction of the amount of all Taxes required to be paid by such Person in respect of the receipt or accrual of the base payment and the additional payment
(taking into account any credits or deductions arising from the underlying loss, the base payment and the additional payment and the timing thereof), be equal to the

amount required to be received. Such calculations shall be made on the basis of the assumption that the recipient is subject to U.S. federal income taxation at the highest applicable statutory rate applicable to corporations for the relevant period or periods, and is subject to state and local income taxation at the highest applicable statutory rates applicable to corporations in the taxing jurisdiction of Churchill County, Nevada for the relevant period or periods.

                  "Agreement" means this Sale and Purchase Agreement and all
Schedules and Exhibits hereto, as the same shall be amended from time to time.

                  "Assets and Properties" of any Person means all assets and properties of every kind, nature, character and description (whether real, personal or mixed, whether tangible or intangible and wherever situated), including the goodwill related thereto, operated, owned or leased by such
Person.

                  "Books and Records" of any Person means all files, documents, instruments, papers, books and records (including records and files stored on computer disks or tapes or any other storage medium) relating to the business, operations, condition of (financial or other), results of operations and Assets and Properties of such Person, including financial statements, Tax Returns and related work papers and letters from accountants, budgets, ledgers, journals, deeds, title policies, minute books, stock certificates or other evidence of equity or membership interests and registration books, stock transfer ledgers,
Contracts, Licenses, Environmental Permits, operating data and plans and environmental studies and plans.

                  "BPP" shall have the meaning assigned to it in the recitals to this Agreement.

                  "BPP Restructuring" shall mean any and all of the transactions described on Exhibit I hereto.

                  "Brady Facility" shall have the meaning assigned to it in the recitals to this Agreement.

                  "Business Day" means a day other than Saturday, Sunday or any day on which banks located in the State of Nevada, the State of Florida, or the city of New York, are authorized or obligated to close.

                  "Claim Notice" means written notification pursuant to Section
11.2(a) of a Third Party Claim as to which indemnity under Section 11.1 is sought by an Indemnified Party, enclosing a copy of all papers served, if any, and specifying the nature of and basis for such Third Party Claim and for the
Indemnified Party's claim against the Indemnifying Party under Section 11.1, together with the amount or, if not then reasonably ascertainable, the estimated amount, determined in good faith, of such Third Party Claim.

                  "Closing" means the closing of the transactions contemplated by Section 2.3.

                  "Closing Date" means the fifth Business Day after the day on which the last of the consents, approvals, actions, filings, notices or other requirements set forth in Sections 7.7, 7.14, and 7.15 and Sections 8.5, 8.10,
and 8.11 has been obtained, made or given or has expired or such other date as the Purchasers and the Sellers may from time to time agree upon in writing.

                                       2

                  "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor Federal tax code. Any statutory provision of the Code shall be deemed to be a reference to any successor provision or provisions.

                  "Contract" means any written agreement, lease, license,
option, guaranty, warranty, right of way, evidence of indebtedness, mortgage, indenture, security agreement or other written contract, commitment or undertaking of any kind.

                  "Desert Peak Facility" shall have the meaning assigned to it in the recitals to this Agreement.

                  "Dispute Period" means the period ending ninety (90) days
following receipt by an Indemnifying Party of either a Claim Notice or an
Indemnity Notice.

                  "Dollars" and "$" refers to lawful money of the United States.

                  "Effective Date" means the date of this Agreement.

                  "Environmental Law" means any Law or Order relating to the regulation or protection of human health and safety or to the regulation, protection and preservation of the environment or to emissions, discharges,
Releases or threatened Releases of pollutants, contaminants, chemicals or industrial, toxic or hazardous substances or wastes into the environment
(including, without limitation, ambient air, soil, surface water, ground water, wetlands, land or subsurface strata), or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants, chemicals or industrial, toxic or hazardous substances or wastes.

                  "Environmental Permits" means all material licenses, permits, certificates of authority, authorizations, approvals, registrations, franchises and similar consents granted by any Governmental or Regulatory Authority which are required for the ownership, operation and maintenance of the Facility under applicable Environmental Law.

                  "ESI BH" has the meaning given to it in the recitals to this
Agreement.

                  "ESI BH Consents" has the meaning given to it in Section
3.1(c)(ii).

                  "Excluded Records" shall mean any and all of the Books and
Records belonging or relating to BPP that are listed specifically or by category in Exhibit II hereto.

                  "Facility" shall have the meaning assigned to it in the
recitals to this Agreement.

                  "Facility Operating Lease" means the Facility Operating Lease, dated as of February 1, 1998, between Western States Geothermal Company, as
Lessor, and Brady Power Partners, as Lessee, as amended March 31, 1998.

                  "Financial Statements" has the meaning given to them in
Section 3.1(j).

                  "FPLE" means FPL Energy, LLC, a Delaware limited liability company.

                                       3

                  "FPLE Guaranty" means the Guaranty, dated the date of this
Agreement, made by FPLE in favor of the Purchasers.

                  "GAAP" means generally accepted accounting principles in the
United States, consistently applied throughout the specified period.

                  "Good Faith Deposit Amount" means the One Million Dollars
($1,000,000) previously paid by, or on behalf of, the Purchasers to FPLE for the account of the Sellers under the terms of the Letter of Intent.

                  "Governmental or Regulatory Authority" means any federal,
state, local, foreign or supranational government, any court, tribunal, arbitrator, authority, agency, commission, official or other instrumentality of the United States, any foreign country or any domestic or foreign state, county, city or other political subdivision or any Native American tribal council or similar governing entity.

                  "Hazardous Material" means (i) any petroleum or petroleum
products, flammable explosives, radioactive materials, asbestos in any form that is or could become friable, urea formaldehyde foam insulation and transformers or other equipment that contain dielectric fluid containing levels of polychlorinated biphenyls (PCBs); (ii) any chemicals or other materials or substances which are now or hereafter become defined as or included in the definition of "hazardous substances," "hazardous wastes," "hazardous materials,"
"extremely hazardous wastes," "restricted hazardous wastes," "toxic substances,"
"toxic pollutants" or words of similar import under any Environmental Law; and
(iii) any other chemical or other material or substance, exposure to which is prohibited, limited or regulated by any Governmental or Regulatory Authority under any Environmental Law.

                  "Indemnified Party" means any Person claiming indemnification under any provision of Article 11.

                  "Indemnifying Party" means any Person against whom a claim for indemnification is being asserted under any provision of Article 11.

                  "Indemnity Notice" means written notification pursuant to
Section 11.2(b) of a claim for indemnity under Article 11 by an Indemnified
Party, specifying the nature of and basis for such claim, together with the amount or, if not then reasonably ascertainable, the estimated amount, determined in good faith, of such claim.

                  "IRS" means the United States Internal Revenue Service.

                  "Knowledge" or similar phrases in this Agreement means, and shall be limited to, the actual knowledge, after making reasonable investigation, of:

                      (i) as to ESI BH, Michael L. Leighton, Pam Sonnelitter,
Tom Hartman, Dean Gosselin, Derrel Grant or Dale L. Smith;

                      (ii) as to TPC Brady, Hidenori Mitsuoka;

                                       4

                      (iii) as to the Purchasers, Ran Raviv or Hezy Ram.

                  "Laws" means all constitutions, treaties, laws, statutes,
rules, regulations, ordinances and other pronouncements having the effect of law of the United States or any state, county, city or other political subdivision or of any Governmental or Regulatory Authority.

                  "Letter of Intent" means that certain Letter of Intent signed by Ormat Nevada Inc., an Affiliate of the Purchasers, on October 29, 2000, and
countersigned by FPLE on October 30, 2000.

                  "Licenses" means all material licenses, permits, certificates of authority, authorizations, approvals, registrations, franchises and similar consents granted or issued by any Governmental or Regulatory Authority, other than Environmental Permits.

                  "Liens" means any charge, claim, "adverse claim" (as defined in Section 8-102(a)(1) of the New York Uniform Commercial Code), community property interest, condition, equitable interest, easement, encumbrance, option, lien, pledge, hypothecation, assignment, deposit arrangement, security interest
(preference, priority or other security agreement or preferential arrangement of any kind), mortgage, deed of trust, retention of title agreement, right of first refusal, right of first offer, preemptive right, or other restriction or granting of any rights of any kind (including any restriction on, or right granted with respect to, the use, voting, transfer, receipt of income or exercise of any other attribute of ownership).

                  "Loss" means any and all damages (including incidental and consequential damages), assessments, fines, penalties, deficiencies, losses, judgments, amounts paid in settlement or diminution in value, costs and expenses
(including, without limitation, interest, court costs, reasonable fees and expenses of attorneys, accountants and other experts or other reasonable expenses incurred in investigating, preparing, defending against or prosecuting any litigation or claim, action, suit, proceeding or demand).

                  "Material Adverse Effect" means (a) when used in connection with BPP, any change or effect (or any development that, insofar as can reasonably be foreseen, is likely to result in any change or effect) that, individually or in the aggregate with any such other changes or effects, is materially adverse to the business, Assets and Properties, financial condition, or results of operations of BPP; (b) when used in connection with any Seller, any change or effect (or any development that, insofar as can reasonably be foreseen, is likely to result in any change or effect) that, individually or in the aggregate with any other such changes or effects, (i) is materially adverse to the business, Assets and Properties, financial condition, or results of operations of BPP, (ii) is materially adverse to the ability of the Sellers to perform their obligations under this Agreement or (iii) is reasonably likely to materially delay or prevent consummation of the transactions contemplated hereby; and (c) when used in connection with the Purchasers, any change or effect (or any development that insofar as can reasonably be foreseen, is likely to result in any change or effect) that, individually or in the aggregate with any such other changes or effects, (i) is materially adverse to the ability of the Purchasers to perform their obligations under this Agreement or (ii) is reasonably likely to materially delay or prevent consummation of the transactions contemplated hereby. In no event shall the failure of one or

                                       5

more of BPP's employees to accept employment with the Purchasers, or their affiliate, be considered a Material Adverse Effect.

                  "Material Contracts" means the PPA, the Facility Operating
Lease and each of the geothermal or other leases set forth on Exhibit III hereto.

                  "MMS Audit Letter" means the letter from ESI BH, addressed to the Purchasers, regarding BPP's liabilities to the Minerals Management Service, a bureau in the United States Department of the Interior, for periods prior to the Closing.

                  "Order" means any award, writ, judgment, decision, decree, stipulation, injunction, ruling or similar order of any Governmental or
Regulatory Authority (in each such case whether preliminary or final).

                  "Ormat Nevada" means Ormat Nevada Inc., a Delaware
corporation.

                  "Ormat Technologies" means Ormat Technologies Inc., a Delaware corporation.

                  "Ormat Technologies Guaranty" means the Guaranty, dated the date of this Agreement, made by Ormat Technologies in favor of the Sellers.

                  "Overlap Period" means any time period beginning before and ending after the Closing Date.

                  "Overlap Period Taxes" means any and all Taxes attributable to the Overlap Period.

                  "Partnership Agreement" shall mean the General Partnership
Agreement, dated as of February 20, 1995, between ESI BH and TPC Brady, as amended by Amendment No. 1, dated as of March 20, 1995.

                  "PPA" shall mean the Long Term Agreement for the Purchase and
Sale of Electricity between Sierra Pacific Power Company and Nevada Geothermal
Power Partners, dated September 28, 1990, as amended, as subsequently assigned to BPP.

                  "Permitted Lien" means (i) any Lien for Taxes not yet due or delinquent or being contested in good faith by appropriate proceedings for which adequate reserves have been established in accordance with GAAP; (ii) any statutory Lien arising in the ordinary course of business by operation of Law with respect to a liability that is not yet due or delinquent or which is being contested in good faith by any Seller or BPP; (iii) zoning, entitlement, conservation restriction and other land use and environmental regulations by any
Governmental or Regulatory Authority; (iv) any minor imperfection of title or similar Lien which individually or in the aggregate with other matters could not reasonably be expected to create a Material Adverse Effect; and (v) any Lien securing the UFG Holdings Debt that will be discharged upon payment of the UFG
Holdings Debt at Closing.

                                       6

                  "Person" means any natural person, corporation, general
partnership, limited partnership, limited liability company, proprietorship, other business organization, trust, union, association or Governmental or
Regulatory Authority.

                  "Pre-Closing Taxes" means any and all Taxes relating to any taxable period ending on or prior to the Closing Date.

                  "Prime Rate" means the rate published in The Wall Street
Journal as the "Prime Rate" from time to time (or, if more than one rate is published, the arithmetic mean of such rates), in either case determined as of the date the obligation to pay interest arises (or the most recent publication date prior thereto), but in no event shall any interest under this Agreement exceed the maximum amount permitted by applicable Law.

                  "Purchase Price" has the meaning given to it in Section
2.2(a).

                  "Purchased Interests" has the meaning given to it in the
recitals to this Agreement.

                  "Purchaser(s)" has the meaning given to it in the recitals to this Agreement.

                  "Purchasers Indemnified Parties" has the meaning given to it in Section 11.1(a).

                  "Release" means any release, spill, emission, leak, injection, deposit, disposal, discharge, dispersal, leaching or migration into the indoor or outdoor environment, including the movement of Hazardous Materials through ambient air, soil, surface water, ground water, wetlands, land or subsurface strata.

                  "Representatives" means, for any Person, any director,
officer, manager, employee, counsel, accountant, financial advisor or consultant of such Person.

                  "Resolution Period" means the period ending thirty (30) days following receipt by an Indemnified Party of a written notice from an
Indemnifying Party stating that it disputes all or any portion of a claim set forth in a Claim Notice or an Indemnity Notice.

                  "Seller(s)" has the meaning given to it in the recitals to this Agreement.

                  "Sellers Disclosure Schedule" means the disclosure schedule set forth as Schedule II hereto delivered by the Sellers to the Purchasers concurrently with the execution and delivery of this Agreement .

                  "Sellers Indemnified Parties" has the meaning given to it in
Section 11.1(d).

                  "Sierra" means Sierra Pacific Power Company, a Nevada
Corporation, the offtaker under the PPA.

                  "Sierra Litigation" means the Sierra Pacific Power Corporation
v. Brady Power Partners, Supreme Court of Nevada, Case No. 36480, on appeal from
Brady Power Partners v. Sierra Pacific Power Corporation, Third Judicial
District for State of Nevada, Churchill County, Case No. 24846, Dept. No. 2.

                                       7

                  "Sierra ROFR" means the right of first refusal in favor of
Sierra pursuant to the PPA, as amended by the Sierra Settlement to expire March
8, 2001.

                  "Sierra Settlement" means that certain Final Settlement
Agreement dated February 16, 2001, between BPP and Sierra terminating the Sierra
Litigation.

                  "Subsidiary" of any person means any corporation, limited
liability company, partnership, joint venture, trust, company or other entity
(i) the majority of the voting stock, partnership interests or other similar ownership interests of which is owned, directly or indirectly, by such Person and (ii) which is controlled by such Person. For purposes of this definition, a corporation, limited liability company, partnership, joint venture, trust or other entity is "controlled by" another Person if such other Person possesses, directly or indirectly, the power to vote 50% or more of the securities
(including partnership interests or other ownership interests) having ordinary voting power for the election of directors (or Persons performing similar functions) of such corporation, limited liability company, partnership, joint venture, trust or other entity or to direct or cause the direction of the day-to-day management and policies of such corporation, limited liability company, partnership, joint venture, trust or other entity, whether through voting rights, by contract or otherwise.

                  "Tangible Personal Property" means all machinery, equipment, spare parts, vehicles, furniture and other personal property owned or leased by
BPP, or supplied under any Contract for use by or incorporation into, the
Facility.

                  "Tax Returns" means any return, report, information return or other document (including any related or supporting information) required to be supplied to any taxing authority with respect to Taxes.

                  "Taxes" means all taxes, charges, duties, fees, levies or
other assessments imposed by any United States federal, state or local or foreign taxing authority, including but not limited to, excise, property, sales, use, value added, transfer, franchise, payroll, withholding, social security, unemployment, business license, occupation, stamp, environmental, workers compensation, Pension Benefit Guaranty Corporation premiums or other taxes, including any interest, penalties or additions attributable thereto, excluding
Federal and state income and profits taxes.

                  "Termination Date" has the meaning given to it in Section
13.1.

                  "Third Party Claim" has the meaning given to it in Section
11.2(a).

                  "TPC Brady" has the meaning given to it in the recitals to this Agreement.

                  "TPC Brady Consents" has the meaning given to it in Section
3.2(c)(ii).

                  "Transfer Taxes" has the meaning given to it in Section
9.2(a).

                  "Transition O&M Agreement" means the agreement between the
Purchasers and ESI Brady Power Services, Inc. regarding transition operation of the Facility after the Closing.

                                       8

                  "UFG Holdings" means UFG Holdings, Inc., a Delaware corporation.

                  "UFG Holdings Debt" means that certain note issued in favor of and owing to UFG Holdings, as assumed by BPP.

                  "Western States" means Western States Geothermal Company, a
Delaware corporation.

                  "WSGC Rights" means the rights to consent to certain transfers of the Purchased Interests and the related right of first refusal, if any, in favor of Western States Geothermal Company arising pursuant to the Facility
Operating Lease.

                  1.2 Construction of Certain Terms and Phrases. Unless the
context of this Agreement otherwise requires, (i) words of any gender include each other gender; (ii) words using the singular or plural number also include the plural or singular number, respectively; (iii) the terms "hereof," "herein,"
"hereby" and derivative or similar words refer to this entire Agreement; (iv)
the terms "Article" or "Section" refer to the specified Article or Section of this Agreement; and (v) "include" or "including" means including without limiting the generality of any description preceding such term. Whenever this
Agreement refers to a number of days, such number shall refer to calendar days unless Business Days are specified. All accounting terms used herein and not expressly defined herein shall have the meanings given to them under GAAP. Any representation or warranty contained herein as to the enforceability of a
Contract shall be subject to the effect of any bankruptcy, insolvency, reorganization, moratorium or other similar law affecting the enforcement of creditors' rights generally and to general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at Law).

                                   ARTICLE 2
              SALE AND PURCHASE OF PURCHASED INTERESTS AND CLOSING

                  2.1 The Sale. On the basis of the representations, warranties and undertakings set forth in this Agreement, and on the terms and subject to the conditions set forth in this Agreement, at the Closing each Seller severally, and not jointly and severally, shall sell, transfer, convey, assign and deliver to the Purchasers, or one or more nominees of the Purchasers designated at the Closing, free and clear of all Liens (other than Liens securing the UFG Holdings Debt), and the Purchasers will purchase and pay for, the Purchased Interests set forth opposite such Seller's name on Schedule I hereto.

                  2.2 Purchase Price and Payoff of Liability.

                  (a) As consideration for the Purchased Interests, on the terms and subject to the conditions set forth in this Agreement, at the Closing the
Purchasers shall pay the following amounts (collectively, the "Purchase Price"):

                      (i) An amount of One Dollar ($1.00) to ESI BH in
consideration for the Purchased Interests being sold by it; and

                                       9

                      (ii) An amount of One Dollar ($1.00) to TPC Brady Inc. in
consideration for the Purchased Interests being sold by it.

                  (b) As further inducement for the Sellers to enter into the transactions contemplated under this Agreement, on the terms and subject to the conditions set forth in this Agreement, at the Closing, the Purchasers shall pay or cause to be paid, an amount equal to the sum of Twenty Million and Five
Hundred Thousand Dollars ($20,500,000) less the Good Faith Deposit Amount to UFG
Holdings in satisfaction of the UFG Holdings Debt. The Good Faith Deposit shall concurrently be transferred by FPLE to UFG Holdings for application to the satisfaction of the UFG Holdings Debt.

                  2.3 Closing. The Closing will take place at the offices of
Chadbourne & Parke LLP, 1200 New Hampshire Ave., N.W., Washington D.C, 20036, at
10:00 a.m. on the Closing Date or at such other place and such other time as the
Purchasers and the Sellers mutually agree. At the Closing, the Purchasers will pay the amounts set forth in Section 2.2 by wire transfer of immediately available United States funds to such account or accounts as ESI BH, on behalf of the Sellers, may direct by written notice delivered to the Purchasers by ESI
BH at least two (2) Business Days before the Closing. Simultaneously, the
Sellers will assign and transfer to the Purchasers good title in and to the
Purchased Interests (free and clear of all Liens, other than Liens securing the
UFG Holdings Debt) by execution and delivery of a Transfer Instrument, in the form attached hereto as Exhibit V. At the Closing, there shall also be delivered to the Sellers and the Purchasers the opinions, certificates and other contracts, documents and instruments required to be delivered under Articles 7 and 8.

                  2.4 Adjustment of Payment Amounts. The amounts paid by the
Purchasers under Section 2.2 will be adjusted in accordance with the procedure and adjustment provisions set forth in Schedule III hereto. Any payment by the
Sellers pursuant to the provisions of Schedule III shall reduce the amount of the payment of the UFG Holdings Debt described in Section 2.2(b). Any payment by the Purchasers pursuant to the provisions of Schedule III shall increase the amount of the payment of the UFG Holdings Debt described in Section 2.2(b).

                  2.5 Allocation of Payment Amounts. The Purchasers and the
Sellers agree to report the allocation of the Purchase Price among the Purchased
Interests in accordance with Section 2.2(a). In addition, the Purchasers and the
Sellers agree to allocate the amounts paid by the Purchasers under Section
2.2(b) among the Assets and Properties of BPP, consistent with the principles of
Section 1060 of the Code (and related regulations) and Temporary Treasury
Regulations ss. 1.755-2T, as follows: (i) 77.5% to the power plant and equipment, (ii) 2.5% to other buildings and fixtures, (iii) 5% to personal property, (iv) 2.5% to the geothermal resource, (v) 7.5% to the PPA, (vi) 2.5%
to Environmental Permits and Licenses, and (vii) 2.5% to the lessee interest in the Desert Peak Facility.

                  2.6 Further Assurances. At any time and from time to time
after the Closing Date, at the request of the Purchasers, and without further consideration, each of the Sellers will execute and deliver such other instruments of sale, transfer, conveyance, assignment and confirmation as may be reasonably requested in order to more effectively transfer, convey and assign to the Purchasers and to confirm the Purchasers' title to the Purchased Interests.

                                       10

                                   ARTICLE 3
                  REPRESENTATIONS AND WARRANTIES OF THE SELLERS

                  3.1 Representations and Warranties of ESI BH. As an inducement to the Purchasers to enter into this Agreement and to consummate the transactions contemplated hereby, ESI BH, severally, and not jointly and severally with any other Seller, represents and warrants with respect only to itself and BPP, as applicable, that as of the date of this Agreement and, except as otherwise expressly provided, as of the Closing Date:

                  (a) Organization, Standing and Power. ESI BH is a limited
partnership, duly organized, validly existing and in good standing under the laws of the State of Delaware.

                  (b) Authority. ESI BH has all requisite power and authority to enter into, execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby, including without limitation to sell and transfer the Purchased Interests owned by it. The execution and delivery by ESI BH of this Agreement, and the performance by ESI
BH of its obligations hereunder, have been duly and validly authorized by all necessary action on its behalf. This Agreement has been duly and validly executed and delivered by ESI BH and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization, arrangement, moratorium or other similar Laws relating to or affecting the rights of creditors generally, or by general equitable principles.

                  (c) No Conflicts. The execution and delivery by ESI BH of this
Agreement does not and the performance by ESI BH of its obligations under this
Agreement and the consummation of the transactions contemplated hereby will not:

                      (i) conflict with or result in a violation or breach of
any of the terms, conditions or provisions of its limited partnership agreement or any resolution adopted by the board of directors of its sole general partner;
or

                      (ii) assuming that the consents, approvals and waivers
described in Section 3.1(c) of the Sellers Disclosure Schedule (the "ESI BH
Consents") have been obtained and that the conditions set forth in sections
7.14, 7.15, 8.10 and 8.11 have been satisfied, be in violation of or result in a default (or give rise to any right of purchase, termination, cancellation or acceleration) under any of the terms, conditions or provisions of any note, bond, mortgage, indenture, license, agreement or other instrument or obligation to which ESI BH is a party or by which it or any of the Purchased Interests owned by it may be bound, or result in the creation of a Lien on such Purchased
Interests; or

                      (iii) assuming that the ESI BH Consents have been
obtained, conflict with or result in a violation or breach of any term or provision of any Law or Order applicable to it or any of its Assets and
Properties;

                  (d) Governmental Approvals; Filings. Except as set forth in
Section 3.1(d) of the Sellers Disclosure Schedule, no consent, approval or action of, filing with or notice to any Governmental or Regulatory Authority on the part of ESI BH or BPP is required in connection

                                       11

with the execution, delivery and performance of this Agreement or the consummation of the transactions contemplated hereby.

                  (e) Purchased Interests. ESI BH is the holder under the
provisions of the Partnership Agreement and the beneficial owner of the
Purchased Interests set forth opposite its name on Schedule I, free and clear of all Liens except as set forth in Section 3.1(e) of the Sellers Disclosure
Schedule.

                  (f) Legal Proceedings.

                      (i) Except as set forth in Section 3.1(f) of the Sellers
Disclosure Schedule, to the Knowledge of ESI BH, there are no actions or proceedings pending against ESI BH or threatened against it or BPP which could reasonably be expected (A) to result in the issuance of an Order restraining, enjoining or otherwise prohibiting or making illegal, materially delaying or preventing the consummation of, or awarding damages as a result of, any of the transactions contemplated by this Agreement, or (B) individually or in the aggregate, to create a BPP Material Adverse Effect; and

                      (ii) Except as set forth in Section 3.1(f) of the Sellers
Disclosure Schedule, to the Knowledge of ESI BH, there are no Orders issued since December 31, 1997 outstanding against ESI BH or BPP which, individually or in the aggregate, could reasonably be expected to have a Material Adverse
Effect.

                  (g) Brokers. All negotiations relative to this Agreement and the transactions contemplated hereby have been carried out by ESI BH directly with the Purchasers without the intervention of any Person on behalf of ESI BH in such manner as to give rise to any valid claim by any Person against the
Purchasers for a finder's fee, brokerage commission or similar payment.

                  (h) Solvency. ESI BH (i) is not entering into this Agreement with actual intent to hinder, delay or defraud creditors, (ii) is not insolvent,
(iii) will not become insolvent as a result of the transfers contemplated by this Agreement, (iv) is capable of paying its debts as they mature, (v) will remain capable of paying its debts as they mature after effecting such transfers and (vi) is receiving a reasonably equivalent value in exchange for the
Purchased Interests and the transactions contemplated by this Agreement. The transfer of the Purchased Interests is not wrongful or fraudulent with respect to ESI BH's creditors, and no creditor shall be entitled to bring any claim under any Law against ESI BH or the Purchasers with respect to such transfer.

                  (i) Compliance with Laws and Orders. Except as set forth in
Section 3.1(i) of the Sellers Disclosure Schedule, since December 31, 1997, to the Knowledge of ESI BH, neither ESI BH nor BPP have received any written notice or other written communication from any Governmental or Regulatory Authority or any other Person regarding (i) any actual, alleged, possible or potential violation of, or failure to comply with, any Law or Order, or any intention to conduct an investigation or review regarding any of the foregoing or (ii) any actual, alleged, possible or potential obligation on the part of BPP to undertake, or to bear all or any portion of

                                       12

the cost of, any remedial action of any nature, which could reasonably be expected to create or result in a BPP Material Adverse Effect.

                  (j) Financial Statements. ESI BH has previously furnished to the Purchasers a copy of the audited financial statements (including balance sheet, statement of income and statement of cash flows) as of December 31, 1997 for BPP and a copy of the unaudited financial statements (including balance sheet and statement of income) for the year ended December 31, 2000 for BPP (the
"unaudited financial statements" and collectively with the audited financial statements, the "Financial Statements"). The unaudited financial statements of
BPP were prepared from and in accordance with the Books and Records thereof, and to the Knowledge of ESI BH, were prepared in conformity with GAAP.

                  (k) Absence of Certain Changes. Since December 31, 2000,
except as disclosed in Section 3.1(k) of the Sellers Disclosure Schedule, BPP
has not:

                      (i) incurred, permitted or allowed any of its Assets and
Properties to be subjected to any Lien, other than Liens existing on the date hereof or Permitted Liens;

                      (ii) incurred or created any indebtedness or obligation,
or assumed or guaranteed (whether by way of guarantee, endorsement, indemnity, warranty or otherwise) any indebtedness or obligation of any other Person;

                      (iii) sold, transferred, leased, or otherwise disposed of
any Assets and Properties, except in the ordinary course of business consistent with past practice;

                      (iv) incurred any material liabilities or obligations
which would be required by GAAP to be shown on its balance sheet or the footnotes thereto;

                      (v) suffered any damage, destruction or casualty loss
(whether or not covered by insurance) in excess of $50,000;

                      (vi) entered into any transaction outside the ordinary
course of its business;

                      (vii) renegotiated, amended, waived in writing or
terminated (partially or completely) any Material Contract to which it is a party, or any Environmental Permit or License related to the ownership and operations of the Facility;

                      (viii) made any payment, loan or advance to, or entered
into any agreement, arrangement or transaction with, any of its partners or their Affiliates, or any business or entity in which any of its partners or their affiliates, or any directors, officers or employees of any of the foregoing have either a direct or indirect interest that will continue in effect beyond the Closing other than in the ordinary course of business;

                      (ix) changed its organizational documents;

                                       13

                      (x) reached any understanding or entered into any Contract or commitment (contingent or otherwise) to do or engage in, or which could result in any of the foregoing.

                  (l) Regulatory Status. On November 6, 1992, the Brady Facility
was certified as a "qualifying small power production facility" pursuant to the
Public Utility Regulatory Policies Act of 1978 and the related implementing regulations (a "QF"). On April 2, 1998, BPP filed a Notice of
Self-Recertification as a QF to reflect a consolidation of the Brady Facility and the Desert Peak Facility. To the Knowledge of ESI BH, neither it nor BPP have received any written notice from any Governmental or Regulatory Authority of any claim, action, proceeding or investigation denying, challenging or otherwise questioning the status of the Facility as a QF.

                  (m) Real Property. Section 3.1(m) of the Sellers Disclosure
Schedule sets forth all of the geothermal leases pursuant to which real property is leased by BPP and used or held for use in connection with its business.
Except as set forth in Section 3.1(m) of the Sellers Disclosure Schedule, to the
Knowledge of ESI BH, since December 31, 1997, BPP has not been in material default under any of the leases listed thereon.

                  (n) Tangible Personal Property. Section 3.1(n) of the Sellers
Disclosure Schedule sets forth a list of all tangible personal property with a value exceeding $5,000 that is included in, or used in the operation of, the
Facility.

                  (o) Material and other Contracts.

                      (i) The Facility Operating Lease is, as of the Effective
Date and, subject to the satisfaction of the conditions set forth in Sections
7.15 and 8.11 hereof, will be as of the Closing Date, in full force and effect and constitutes and will constitute as of such dates, respectively, a legal, valid and binding agreement, enforceable in accordance with its terms, of BPP and to the Knowledge of ESI BH, Western States, except as the same may be limited by bankruptcy, insolvency, reorganization, arrangement, moratorium or other similar Laws relating to or affecting the rights of creditors generally, or by general equitable principles or as set forth on Schedule 3.1(o) of the
Sellers Disclosure Schedule. Except as set forth on Schedule 3.1(o) of the
Sellers Disclosure Schedule, all payments due from BPP under the Material
Contracts through the day prior to the Closing Date have been or shall, on or before the Closing Date, be made. Except as set forth on Schedule 3.1(o) of the
Sellers Disclosure Schedule, to the Knowledge of ESI BH, neither it nor BPP have received written notice from any other party to a Material Contract to the effect that BPP is in violation or breach of or default under any Material
Contract (or with notice or lapse of time or both, would be in violation or breach of or default under any Material Contract).

                      (ii) Section 3.1(o) of the Sellers Disclosure Schedule
contains a list of all Contracts (excluding, for the avoidance of doubt,
Environmental Permits and other Licenses) with a value or consideration in excess of $50,000 to which BPP, to ESI BH's Knowledge, is a party, or has been a party since December 31, 1997, and by which BPP or any of its assets may be bound or affected as of the Effective Date. To the Knowledge of ESI BH, no
Contract (excluding, for the avoidance of doubt, Environmental Permits and other
Licenses) required to be set forth thereon has been amended or assigned except as set forth in Section 3.1(o) of the Sellers

                                       14

Disclosure Schedule. To the Knowledge of ESI BH, BPP is not a party to any series of related Contracts (excluding, for the avoidance of doubt,
Environmental Permits and other Licenses) in effect as of the Effective Date that in the aggregate have a value or consideration in excess of $150,000 which are not listed on Section 3.1(o) of the Sellers Disclosure Schedule.

(p) Insurance.

                      (i) Except as set forth in Section 3.1(p) of the Sellers
Disclosure Schedule, to the Knowledge of ESI BH, there are no outstanding claims under or in respect of any insurance policy to which BPP is a party or which provides coverage to or for the benefit of or with respect to BPP or the
Facility.

                  (q) Disclosure. The copies of written materials concerning BPP and the Facility that the Sellers have delivered to or made available to the
Purchasers or their Representatives constitute accurate copies of the originals thereof, and to the Knowledge of ESI BH, the files and records that the Sellers have made available to the Purchasers or their Representatives constitute all documents that contain material factual information in the possession of the
Sellers or their Affiliates concerning the Facility.

                  3.2 Representations and Warranties of TPC Brady. As an
inducement to the Purchasers to enter into this Agreement and to consummate the transactions contemplated hereby, TPC Brady, severally, and not jointly and severally with ESI BH, represents and warrants with respect only to itself and
BPP, as applicable, that as of the date of this Agreement and, except as otherwise expressly provided, as of the Closing Date:

                  (a) Organization, Standing and Power. TPC Brady is a
corporation, duly organized, validly existing and in good standing under the laws of the State of Delaware.

                  (b) Authority. TPC Brady has all requisite corporate power and authority to enter into, execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby, including without limitation to sell and transfer the Purchased Interests owned by it. The execution and delivery by TPC Brady of this Agreement, and the performance by TPC Brady of its obligations hereunder, have been duly and validly authorized by all necessary action on its behalf. This Agreement has been duly and validly executed and delivered by TPC Brady and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization, arrangement, moratorium or other similar Laws relating to or affecting the rights of creditors generally, or by general equitable principles.

                  (c) No Conflicts. The execution and delivery by TPC Brady of this Agreement does not and the performance by TPC Brady of its obligations under this Agreement and the consummation of the transactions contemplated hereby will not:

                      (i) conflict with or result in a violation or breach of
any of the terms, conditions or provisions of its certificate of incorporation and by-laws, or any resolution adopted by its board of directors;

                                       15

                      (ii) assuming that the consents, approvals and waivers
described in Section 3.2(c) of the Sellers Disclosure Schedule (the "TPC Brady
Consents") have been obtained and that the conditions set forth in Sections
7.14, 7.15, 8.10 and 8.11 have been satisfied, be in violation of or result in a default (or give rise to any right of purchase, termination, cancellation or acceleration) under any of the terms, conditions or provisions of any note, bond, mortgage, indenture, license, agreement or other instrument or obligation to which TPC Brady is a party or by which it or any of the Purchased Interests owned by it may be bound, or result in the creation of a Lien on such Purchased
Interests; or

                      (iii) assuming that the TPC Brady Consents have been
obtained, conflict with or result in a violation or breach of any term or provision of any Law or Order applicable to it or any of its Assets and
Properties.

                  (d) Governmental Approvals; Filings. Except as set forth in
Section 3.2(d) of the Sellers Disclosure Schedule, no consent, approval or action of, filing with or notice to any Governmental or Regulatory Authority on the part of TPC Brady is required in connection with the execution, delivery and performance of this Agreement or the consummation of the transactions contemplated hereby.

                  (e) Purchased Interests. TPC Brady is the holder under the provisions of the Partnership Agreement and the beneficial owner of the
Purchased Interests set forth opposite its name on Schedule I, free and clear of all Liens except as set forth in Section 3.2(e) of the Sellers Disclosure
Schedule.

                  (f) Legal Proceedings.

                      (i) Except as set forth in Section 3.2(f) of the Sellers
Disclosure Schedule, there are no actions or proceedings pending against TPC
Brady or, to the Knowledge of TPC Brady, threatened against it which could reasonably be expected to result in the issuance of an Order restraining, enjoining or otherwise prohibiting or making illegal, materially delaying or preventing the consummation of, or awarding damages as a result of, any of the transactions contemplated by this Agreement; and

                      (ii) There are no Orders outstanding against TPC Brady
which, individually or in the aggregate, could reasonably be expected to have a
Material Adverse Effect.

                  (g) Brokers. All negotiations relative to this Agreement and the transactions contemplated hereby have been carried out by TPC Brady directly with the Purchasers without the intervention of any Person on behalf of TPC
Brady in such manner as to give rise to any valid claim by any Person against the Purchasers for a finder's fee, brokerage commission or similar payment.

                  (h) Solvency. TPC Brady (i) is not entering into this
Agreement with actual intent to hinder, delay or defraud creditors, (ii) is not insolvent, (iii) will not become insolvent as a result of the transfers contemplated by this Agreement, (iv) is capable of paying its debts as they mature, (v) will remain capable of paying its debts as they mature after effecting such transfers, and (vi) is receiving a reasonably equivalent value in exchange for the Purchased Interests and the transactions contemplated by this
Agreement. The transfer of the Purchased

                                       16

Interests is not wrongful or fraudulent with respect to TPC Brady's creditors, and no creditor shall be entitled to bring any claim under any Law against TPC
Brady or the Purchasers with respect to such transfer.

                                   ARTICLE 4
                REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS

                  Each Purchaser severally, and not jointly and severally,
represents and warrants with respect only to itself, to the Sellers that as of the date of this Agreement and, except as otherwise expressly provided, as of the Closing Date:

                  4.1 Corporate Existence. Each Purchaser is a limited liability company, duly organized, validly existing and in good standing under the Laws of the State of Delaware.

                  4.2 Authority. The execution and delivery by each Purchaser of this Agreement and the performance by each Purchaser of its obligations hereunder have been duly and validly authorized by all necessary action on its behalf. This Agreement has been duly and validly executed and delivered by each
Purchaser and constitutes the legal, valid and binding obligation of each
Purchaser enforceable against it in accordance with its terms except as the same may be limited by bankruptcy, insolvency, reorganization, arrangement, moratorium or other similar Laws relating to or affecting the rights of creditors generally, or by general equitable principles.

                  4.3 No Conflicts. The execution and delivery by each Purchaser of this Agreement, the performance by each Purchaser of its obligations hereunder and the consummation of the transactions contemplated hereby will not:

                  (a) conflict with or result in a violation or breach of any of the terms, conditions or provisions of the organizational documents of each
Purchaser or any resolution adopted by its board of directors;

                  (b) be in violation of or result in a default (or give rise to any right of termination, cancellation or acceleration) under any of the terms, conditions or provisions of any note, bond, mortgage, indenture, license, agreement or other instrument or obligation to which each Purchaser is a party or by which any of its respective Assets and Properties may be bound; or

                  (c) conflict with or result in a violation or breach of any term or provision of any Law or Order applicable to each Purchaser or any of its
Assets and Properties.

                  4.4 Governmental Approvals and Filings. No consent, approval or action of, filing with or notice to any Governmental or Regulatory Authority on the part of each Purchaser is required in connection with the execution, delivery and performance of this Agreement or the consummation of the transactions contemplated hereby.

                  4.5 Legal Proceedings. There are no actions or proceedings pending or, to the Knowledge of each Purchaser, threatened against it or any of its Assets and Properties which could reasonably be expected to result in the issuance of an Order restraining, enjoining or

                                       17

otherwise prohibiting or making illegal the consummation of any of the transactions contemplated by this Agreement.

                  4.6 Brokers and Investment. All negotiations relative to this
Agreement and the transactions contemplated hereby have been carried out by each
Purchaser, or an Affiliate thereof, directly with the Sellers without the intervention of any other Person on behalf of each Purchaser in such manner as to give rise to any valid claim by any Person (including, for the avoidance of doubt, any Affiliate of each Purchaser) against the Sellers for a finder's fee, brokerage commission or similar payment.

                  4.7 Absence of Regulation. None of the Purchasers is subject to regulation as an "electric utility company", "public utility company" or
"holding company" under the Public Utility Holding Company Act of 1935, as amended. None of the Purchasers is an "investment company" or a company
"controlled" by an "investment company" within the meaning of the Investment
Company Act of 1940, as amended, or an "investment advisor" within the meaning of the Investment Company Act of 1940, as amended.

                  4.8 Purchase for Investment. The Purchasers are acquiring the
Purchased Interests for investment for their own account, and not with a view to resell or distribute any part thereof; neither Purchaser has a present intention to sell, grant a participation in or otherwise distribute the Purchased
Interests; provided, however, that the right to dispose of the Purchased
Interests shall be entirely within the sole discretion of the Purchasers.

                  The Purchasers understand and acknowledge that the Purchased
Interests have not been registered under the Securities Act of 1933, as amended, or under any applicable blue sky or state securities law, and agree that any sale by the Purchasers of such interests may only be made in compliance therewith.

                  4.9 Financing. The Purchasers have sufficient cash and/or
access to sufficient cash through their Affiliates to make the payments required under Section 2.2 of this Agreement.

                  4.10 Knowledgeable Purchasers. The Purchasers (i) are
represented by competent legal, tax and financial counsel in connection with the negotiation, execution and delivery of this Agreement, (ii) together with their
Affiliates, have sufficient knowledge and experience in owning, managing and operating power generating facilities to enable them to evaluate BPP, the
Facility and the business of BPP, and the technical, commercial, financial, legal, regulatory and other risks associated with owning the Purchased
Interests, and (iii) acknowledge that pursuant to this Agreement they will have, prior to the Effective Date, performed all due diligence that they have deemed necessary to perform in order to close the transactions contemplated hereby, and that in making the decision to enter into this Agreement and to consummate the transactions contemplated hereby and thereby, they have relied on their own independent investigation, analysis and evaluation of BPP and its assets and properties, business, financial condition and prospects and upon the express representations, warranties and covenants in this Agreement and in any certificate delivered at the Closing.

                                       18

                                   ARTICLE 5
                            COVENANTS OF THE SELLERS

                  The Sellers covenant and agree with the Purchasers that, from the date hereof to the earlier of the termination of this Agreement or the
Closing Date (or, with respect to the covenants and agreements contained in
Section 5.3, until fully performed), the Sellers will comply with all covenants and provisions of this Article 5, except to the extent the Purchasers may otherwise consent in writing.

                  5.1 Regulatory and Other Approvals.

                  (a) The Sellers shall:

                      (i) take all commercially reasonable steps necessary or
desirable, and proceed diligently and in good faith and use all commercially reasonable efforts, as promptly as practicable to obtain, in the case of ESI BH, the ESI BH Consents and, in the case of TPC Brady, the TPC Brady Consents, and all consents, approvals or actions of, to make all filings with, and to give all notices to, Governmental or Regulatory Authorities or any other Person required of the Sellers to consummate the transactions contemplated hereby;

                      (ii) provide such other information and communications to
such Governmental or Regulatory Authorities or other Persons as such
Governmental or Regulatory Authorities or other Persons may reasonably request in connection therewith; and

                      (iii) provide reasonable cooperation to the Purchasers in
obtaining other consents, approvals or actions of, making all filings with and giving all notices to Governmental or Regulatory Authorities or other Persons required of the Purchasers to consummate the transactions contemplated hereby.
Prior to making any filings with or providing any information to a Governmental or Regulatory Authority pursuant to this Section 5.1, the Sellers agree to consult with the Purchasers regarding such filings and information, to obtain the Purchasers' written consent before submitting any filings containing any undertakings, obligations or conditions that survive the Closing Date, and to provide copies of such filings and information to the Purchasers.

                  (b) The Sellers will provide prompt notification to the
Purchasers when any such consent, approval, action, filing or notice referred to in clause (a)(i) above is obtained, taken, made or given, as applicable, and will advise the Purchasers of any communications (and, unless precluded by Law, provide copies of any such communications that are in writing) with any
Governmental or Regulatory Authority or other Person regarding any of the transactions contemplated by this Agreement.

                  5.2 Access of the Purchasers. The Sellers will provide or
cause to be provided to the Purchasers and their Representatives reasonable access, upon reasonable prior notice and during normal business hours, to the officers and agents of the Sellers and BPP who have any responsibility for BPP or the Facility, and to the Sellers' and BPP's accountants, and shall provide the Purchasers and their Representatives with access to the Facility and the
Books and Records of BPP necessary to allow the Purchasers to perform their obligations and exercise their rights under this Agreement; provided that no investigation pursuant to this Section by the Purchasers

                                       19

will affect, or limit liability for, any representation or warranty of the
Sellers contained in this Agreement.

                  5.3 Performance Until Closing. Until the Closing Date, the
Sellers shall be responsible for all amounts payable under the Contracts and for the timely and full performance of all obligations of BPP thereunder, and the enforcement of all provisions thereof.

                  5.4 Certain Restrictions. Except as the Purchasers may
specifically authorize in writing, the Sellers will cause BPP not to:

                  (a) (i) declare, set aside for payment or make any
distributions (other than in cash) with respect to any of its partnership interests; (ii) redeem, purchase or otherwise acquire any of its partnership interests or any rights, warrants or options for, or securities convertible into, partnership interests; or (iii) split, combine or reclassify any of its partnership interests or issue or authorize the issuance of, or grant any registration rights with respect to, any partnership interests in lieu of or in substitution for any of its partnership interests;

                  (b) issue, deliver, sell, pledge, dispose of or otherwise
subject to any Lien any of its partnership interests, any other voting securities or equity equivalent or any securities convertible into, or any rights, warrants or options to acquire, any such partnership interests, voting securities or convertible securities or equity equivalent;

                  (c) incur, permit or allow any Lien on any of its Assets and
Properties, other than Liens existing on the date hereof, Permitted Liens or
Liens in connection with the BPP Restructuring;

                  (d) incur or create any indebtedness or obligation, or assume or guarantee (whether by way of guarantee, endorsement, indemnity, warranty or otherwise) any indebtedness or obligation of any other Person other than in connection with the BPP Restructuring;

                  (e) sell, convey, transfer, lease or otherwise dispose of any
Assets and Properties, except in the ordinary course of business consistent with past practice;

                  (f) incur any material liabilities or obligations which would be required by GAAP to be shown on its balance sheet or the footnotes thereto, other than in connection with the BPP Restructuring or the Sierra Settlement, if applicable;

                  (g) acquire or agree to acquire by merging or consolidating with, or by purchasing a substantial portion of the assets of or equity in, or acquiring by any other manner, any business or any corporation, partnership, association or other Person, other than in connection with the BPP
Restructuring;

                  (h) alter through merger, liquidation, reorganization,
restructuring or in any other fashion its legal nature or ownership;

                  (i) change its partnership agreement or any other
organizational documents;

                                       20

                  (j) change its accounting methods or practices (including any change in depreciation or amortization policies, or rates thereof);

                  (k) revalue any of its assets, make any Tax election, change any annual Tax accounting period, amend any Tax Return, enter into any closing agreement, settle any Tax claim or assessment, surrender any right to claim a
Tax refund or fail to make the payments or consent to an extension or waiver of the limitations period applicable to any Tax claim or assessment;

                  (l) pay, discharge or satisfy any obligation or liability
other than the payment, discharge or satisfaction in the ordinary course of business consistent with past practice of obligations or liabilities reflected or reserved against in, or contemplated by, the Financial Statements (or notes thereto) or incurred in the ordinary course of business consistent with past practice, and other than in connection with the BPP Restructuring and the Sierra
Settlement, if applicable;

                  (m) enter into, amend or modify in any material way, terminate
(partially or completely), grant any waiver of any material term under, or give any material consent with respect to any Material Contract, Environmental Permit or License related to the ownership and operation of the Facility or any other aspect of the business of BPP or any other Contract, if any of such actions with respect to such other Contracts would result in a Material Adverse Effect, other than in connection with the BPP Restructuring and the Sierra Settlement if applicable;

                  (n) enter into any understanding or any Contract to do or
engage in, or which could result in, any of the foregoing other than in connection with the BPP Restructuring and the Sierra Settlement, if applicable.

                  5.5 Fulfillment of Conditions. From the date hereof to the earlier of the termination of this Agreement or the Closing Date, the Sellers will take all commercially reasonable steps necessary or desirable and proceed diligently and in good faith to satisfy each condition to the obligations of the
Purchasers contained in this Agreement, and will not take or fail to take any action that could reasonably be expected to result in the non-fulfillment of any such condition.

                  5.6 Permits. After the date hereof and up to the Closing Date or the earlier termination of this Agreement, the Sellers will use commercially reasonable efforts to cause BPP (a) to maintain in effect all its existing
Licenses and Environmental Permits and (b) to obtain any additional Licenses and
Environmental Permits not already issued, that are required in connection with the normal course of business as conducted by BPP as of the Effective Date.

                  5.7 Books and Records. On or before the Closing Date, the
Sellers will cause all Books and Records (other than the Excluded Records)
belonging or relating to BPP to be in the possession of BPP, and the Sellers will make such Books and Records (other than the Excluded Records) available to such Persons as the Purchasers shall instruct.

                  5.8 Operation in the Ordinary Course of Business. Between the
date of this Agreement and the Closing Date, except as may be necessary to consummate the BPP Restructuring, the Sellers will cause BPP to operate only in accordance with the Material Contracts, any other Contract (except to the extent failure to so operate would not result in a

                                       21

Material Adverse Effect), and the Sierra Settlement, if applicable, to which it is a party, as set forth in Section 3.1(o) of the Sellers Disclosure Schedule, and the Sellers will comply with all terms of such Contracts with respect to the
Facility and BPP.

                  5.9 No Negotiations. Other than in connection with any
attempts to negotiate a Sierra Settlement, the Sierra ROFR or the WSGC Rights,
until the earlier of the Closing or termination of this Agreement in accordance with its terms, neither the Sellers nor any of their affiliates, advisors or agents shall, directly or indirectly, initiate discussions with, engage in negotiations with, or provide any information to any corporation, partnership, person or other entity or group involving the possible sale, directly or indirectly, transfer or joint venture of BPP, its business or assets, or the partnership interests of BPP to any person other than the Purchasers.

                  5.10 Notice. Between the date of this Agreement and the
Closing Date, each Seller will promptly notify the Purchasers in writing if such
Seller becomes aware of any fact or condition that causes or constitutes a material breach of such Seller's representations and warranties as of the date of this Agreement, or if such Seller becomes aware of the occurrence after the date of this Agreement of any fact or condition that would (except as expressly contemplated by this Agreement) cause or constitute a material breach of any such representation or warranty had such representation or warranty been made as of the time of occurrence or discovery of such fact or condition. Should any such fact or condition require any change in the schedules if this Agreement were dated the date of the occurrence or discovery of any such fact or condition, the applicable Seller will promptly deliver to the Purchasers a supplement to the schedules specifying such change. During the same period, each
Seller will promptly notify the Purchasers of the occurrence of any breach of any covenant of such Seller in this Article 5 or of the occurrence of any event that may make the satisfaction of the conditions in Article 7 impossible or unlikely. The delivery of any notice pursuant to this Section shall not be deemed to (i) modify the representations or warranties hereunder of the party delivering such notice, (ii) modify the closing conditions set forth in this
Agreement or (iii) limit or otherwise affect the remedies available hereunder to the party receiving such notice.

                                   ARTICLE 6
                           COVENANTS OF THE PURCHASERS

                  The Purchasers covenant and agree with the Sellers that from the date hereof to the earlier of the termination of this Agreement or the
Closing Date it will comply with all covenants and provisions of this Article 6, except to the extent the Sellers may otherwise consent in writing.

                  6.1 Regulatory and Other Approvals.

                  (a) The Purchasers shall:

                      (i) take all commercially reasonable steps necessary or
desirable, and proceed diligently and in good faith and use all commercially reasonable efforts, as promptly as practicable to obtain all consents, approvals or actions of, to make all filings with, and to give all notices to,
Governmental or Regulatory Authorities or any other Person required of the
Purchasers to consummate the transactions contemplated hereby;

                                       22

                      (ii) provide such other information and communications to
such Governmental or Regulatory Authorities or other Persons as such
Governmental or Regulatory Authorities or other Persons may reasonably request in connection therewith, and

                      (iii) provide reasonable cooperation to the Sellers in
obtaining all other consents, approvals or actions of, making all filings with and giving all notices to Governmental or Regulatory Authorities or other
Persons required of the Sellers to consummate the transactions contemplated hereby.

                  (b) The Purchasers will provide prompt notification to the
Sellers when any such consent, approval, action, filing or notice referred to in clause (a)(i) above is obtained, taken, made or given, as applicable, and will advise the Sellers of any communications (and, unless precluded by Law, provide copies of any such communications that are in writing) with any Governmental or
Regulatory Authority or other Person regarding any of the transactions contemplated by this Agreement.

                  6.2 Fulfillment of Conditions. From the date hereof to the earlier of the termination of this Agreement or the Closing Date, the Purchasers will take all commercially reasonable steps necessary or desirable and proceed diligently and in good faith to satisfy each condition to the obligations of the
Sellers herein which are the obligations of the Purchasers, and will not take or fail to take any action that could reasonably be expected to result in the non-fulfillment of any such condition.

                  (a) Use of Certain Names. As soon as practicable, and in all events within ninety (90) days after the Closing, the Purchasers shall cause BPP to eliminate any reference to the Sellers or their Affiliates or any word or expression constituting an abbreviation of the Sellers or their Affiliates names from the names under which BPP conducts business, and all of the foregoing words, expressions and abbreviations shall be removed from the property, stationery and literature of BPP, and thereafter, the Purchasers and BPP shall not use any logos, trademarks or tradenames, belonging to the Sellers or any
Affiliate thereof.

                  6.3 Notice. Between the date of this Agreement and the Closing
Date, the Purchasers will promptly notify the Sellers in writing if either
Purchaser becomes aware of any fact or condition that causes or constitutes a breach of such Purchaser's representations and warranties as of the date of this
Agreement, or such Purchaser becomes aware of the occurrence after the date of this Agreement of any fact or condition that would (except as expressly contemplated by this Agreement) cause or constitute a breach of any such representation or warranty had such representation or warranty been made as of the time of occurrence or discovery of such fact or condition. Should any such fact or condition require any change in the schedules to this Agreement if this
Agreement were dated the date of the occurrence or discovery of any such fact or condition, the Purchasers will promptly deliver to the Sellers a supplement to the schedules specifying such change. During the same period, the Purchasers will promptly notify the Sellers of the occurrence of any breach of any covenant of the Purchasers in this Article 6 or of the occurrence of any event that may make the satisfaction of the conditions in Article 8 impossible or unlikely.

                                       23

                  6.4 Contract Security. On or within thirty (30) days following the Closing Date, the Purchasers will, or will cause BPP to, deliver substitute bonds, guarantees, letters of credit or other security sufficient to cause the beneficiaries of the bonds, guarantees, letters of credit or other security described on Exhibit VI hereto to release their interest therein and, to the extent any funds are delivered to BPP or any Purchaser following any such release, the Purchasers will, or will cause BPP to, promptly pay such funds to the Sellers.

                                   ARTICLE 7
                   CONDITIONS TO OBLIGATIONS OF THE PURCHASERS

                  The obligations of the Purchasers hereunder to purchase the
Purchased Interests are subject to the fulfillment, at or before the Closing, of each of the following conditions (all or any of which may be waived in whole or in part by the Purchasers in their sole discretion):

                  7.1 Representations and Warranties. The representations and warranties made by the Sellers in this Agreement shall be true and correct in all material respects on and as of the date of this Agreement and on and as of the Closing Date as though made on and as of each such date.

                  7.2 Performance. The Sellers shall have performed and complied in all material respects with the agreements, covenants and obligations required by this Agreement to be so performed or complied with by them (other than those set forth in Section 5.4, which shall have been complied with in all respects)
at or before the Closing.

                  7.3 BPP Restructuring. The Facility Lease Agreement between
State Street Bank and Trust Company of Connecticut, N.A., as Owner Trustee, and
BPP, dated as of June 30, 1992 shall have been terminated and BPP shall have otherwise completed the BPP Restructuring.

                  7.4 UFG Holdings Debt. As part of the BPP Restructuring, BPP shall have assumed the UFG Holdings Debt from the original obligor with respect thereof and such UFG Holdings Debt shall, as part of such assumption transaction, have been written down to an aggregate principal amount equal to the sum specified in Section 2.2(b).

                  7.5 Officers' Certificates. Each of the Sellers shall have delivered to the Purchasers a certificate, dated the Closing Date and executed by an officer of the respective Seller, reasonably satisfactory in form and substance to the Purchasers, as to the matters set forth in Section 7.1 and 7.2, and a certificate, dated the Closing Date and executed by the Secretary or any
Assistant Secretary of each Seller, reasonably satisfactory in form and substance to the Purchasers.

                  7.6 Orders and Laws. There shall not be in effect, pending or threatened on the Closing Date any Order or Law restraining, enjoining or otherwise prohibiting or making illegal the consummation of any of the transactions contemplated by this Agreement.

                  7.7 Regulatory Consents and Approvals. All ESI BH Consents,
TPC Brady Consents and all consents, approvals and actions of, filings with and notices to any Governmental or Regulatory Authority necessary to permit the
Purchasers and the Sellers to perform their obligations under this Agreement and to consummate the transactions

                                       24

contemplated hereby shall have been duly obtained, made or given and shall be in full force and effect, including all Consents by third parties necessary for the transfer or assignment to the Purchasers or their designee of the Contracts of
BPP, as required to consummate the transactions contemplated hereby, and all terminations or expirations of waiting periods imposed by any Governmental or
Regulatory Authority necessary for the consummation of the transactions contemplated by this Agreement shall have occurred.

                  7.8 No Material Adverse Effect. There shall not have occurred on or after the Effective Date and be continuing (i) any changes or event that has a Material Adverse Effect or (ii) any casualty loss to the Facility, whether or not covered by insurance that has not been repaired to the reasonable satisfaction of the Purchasers.

                  7.9 Opinions of Counsel. The Purchasers shall have received
(i) the opinion of Steel Hector & Davis LLP, counsel to ESI BH and FPLE, dated the Closing Date, substantially in the form attached hereto as Exhibit VII-A,
(ii) the opinion of Orrick, Herrington & Sutcliffe LLP, counsel to TPC Brady, dated the Closing Date, substantially in the form attached hereto as Exhibit
VII-B, and (iii) the opinion of Lionel Sawyer & Collins, Nevada counsel to the
Sellers and BPP, dated the Closing Date, substantially in the form attached hereto as Exhibit VII-C.

                  7.10 Deliveries. The Sellers shall have executed and delivered to the Purchasers all certificates evidencing the Purchased Interests, duly endorsed to the Purchasers or their nominee, and all other documents contemplated hereby to be executed and delivered by the Sellers on or before
Closing, which documents shall be in form and substance reasonably satisfactory to the Purchasers and their counsel, and the Sellers shall have turned over to the Purchasers (or made arrangements for the turnover which are satisfactory to the Purchasers) the Books and Records of BPP.

                  7.11 Release. The Sellers shall have delivered to the
Purchasers an instrument dated the Closing Date in form and substance reasonably satisfactory to the Purchasers and their counsel releasing any and all claims the Sellers and their Affiliates may have against or with respect to BPP, except for such claims arising pursuant to this Agreement. The Sellers and their
Affiliates shall repay to BPP all outstanding indebtedness that the Sellers and their Affiliates may owe BPP.

                  7.12 Good Standing. The Sellers shall have delivered to the
Purchasers certificates, dated as of a date no more than ten (10) days prior to the Closing Date, duly issued by the appropriate authorities, showing that the
Sellers and BPP are in good standing and authorized to do business.

                  7.13 Parent Guaranty. The FPLE Guaranty shall have been
entered into and shall be in full force and effect.

                  7.14 Sierra ROFR and Consent. The Sierra ROFR shall have been expressly waived or the time period for exercise of such right shall have expired without such right having been exercised, and Sierra shall have consented to the assignment of the Purchased Interests.

                                       25

                  7.15 Consent of Western States. Western States shall have
consented to the assignment of the Purchased Interests, Ormat Technologies shall have provided to Western States a guaranty and indemnification agreement in substitution for the two separate guaranty and indemnification agreements previously provided to Western States in connection with the Facility Operating
Lease by ESI Energy, Inc. (now known as ESI Energy, LLC) and Western States shall have delivered to ESI Energy, LLC a written cancellation of its guaranty and indemnification agreements.

                  7.16 MMS Audit Letter. The MMS Audit Letter shall have been entered into and shall be in full force and effect.

                  7.17 Transition Operations. The Transition O&M Agreement shall have been entered into and shall be in full force and effect.

                                   ARTICLE 8
                    CONDITIONS TO OBLIGATIONS OF THE SELLERS

                  The obligations of the Sellers hereunder to sell the Purchased
Interests are subject to the fulfillment, at or before the Closing, of each of the following conditions (all or any of which may be waived in whole or in part by the Sellers in their sole discretion):

                  8.1 Representations and Warranties. The representations and warranties made by the Purchasers in this Agreement shall be true and correct in all material respects on and as of the date of this Agreement and on and as of the Closing Date as though made on and as of each such date.

                  8.2 Performance. The Purchasers shall have performed and
complied with the agreements, covenants and obligations required by this
Agreement to be so performed or complied with by them at or before the Closing.

                  8.3 Officers' Certificates. The Purchasers shall have
delivered to the Sellers a certificate, dated the Closing Date and executed by an officer of each Purchaser, reasonably satisfactory in form and substance to the Sellers, as to the matters set forth in Sections 8.1 and 8.2, and a certificate, dated the Closing Date and executed by the Secretary or any
Assistant Secretary of each Purchaser, reasonably satisfactory in form and substance to the Sellers.

                  8.4 Orders and Laws. There shall not be in effect on the
Closing Date any Order or Law restraining, enjoining or otherwise prohibiting or making illegal the consummation of any of the transactions contemplated by this
Agreement.

                  8.5 Regulatory Consents and Approvals. All ESI BH Consents,
TPC Brady Consents and all consents, approvals and actions of, filings with and notices to any Governmental or Regulatory Authority necessary to permit the
Sellers and the Purchasers to perform their obligations under this Agreement and to consummate the transactions contemplated hereby shall have been duly obtained, made or given and shall be in full force and effect, and all terminations or expirations of waiting periods imposed by any Governmental or
Regulatory Authority necessary for the consummation of the transactions contemplated by this Agreement shall have occurred.

                                       26

                  8.6 Opinion of Counsel. The Sellers shall have received the opinion of Chadbourne & Parke LLP, counsel to the Purchasers and Ormat
Technologies, dated the Closing Date, substantially in the form attached hereto as Exhibit VIII.

                  8.7 Deliveries. The Purchasers shall have executed and
delivered to the Sellers all documents contemplated hereby to be executed and delivered by the Purchasers on or before Closing, which documents shall be in form and substance reasonably satisfactory to the Sellers and their counsel.

                  8.8 Good Standing. The Purchasers shall have delivered to the
Sellers certificates, dated as of a date no more than ten (10) days prior to the
Closing Date, duly issued by the appropriate authorities, showing that the
Purchasers are in good standing and authorized to do business.

                  8.9 Parent Guaranty. The Ormat Technologies Guaranty shall have been entered into and shall be in full force and effect.

                  8.10 Sierra ROFR and Consent. The Sierra ROFR shall have been expressly waived or the time period for exercise of such right in accordance with the Sierra Settlement shall have expired without such right having been exercised, and Sierra shall have consented to the assignment of the Purchased
Interest.

                  8.11 Consent of Western States. Western States shall have
consented to the assignment of the Purchased Interests, Ormat Technologies shall have provided to Western States a guaranty and indemnification agreement in substitution for the two separate guaranty and indemnification agreements previously provided to Western States in connection with the Facility Operating
Lease by ESI Energy, Inc. (now known as ESI Energy, LCC) and Western States shall have delivered to ESI Energy, LLC a written cancellation of its guaranty and indemnification agreements.

                  8.12 Good Faith Deposit. Ormat Nevada Inc. shall have
delivered to FPLE written authorization to apply the Good Faith Deposit in accordance with Section 2.2(b).

                  8.13 Transition Operations. The Transition O&M Agreement shall have been entered into and shall be in full force and effect.

                                   ARTICLE 9
                                   TAX MATTERS

                  9.1 Representations, Warranties and Covenants. ESI BH
represents, warrants and covenants that as of the date of this Agreement and, except as otherwise expressly provided, as of the Closing Date:

                  (a) (i) BPP has filed when due all Tax Returns that are
required to be filed by it on or before the Closing Date; (ii) such returns were prepared in the manner required by applicable Laws and are true, correct, and complete in all material respects; and (iii) BPP has timely paid all Taxes imposed on or incurred by it as shown on such Tax Returns as being owed. Neither the Sellers nor BPP has been notified of any claim or potential claim by any tax authority

                                       27

for unpaid Taxes relating to events or periods before the Closing Date. No waiver of any statute of limitations is in effect with respect to any Tax
Returns. BPP is a partnership and has not elected to be treated as a corporation. As of the Closing Date, BPP will not be a party to any Tax sharing or Tax indemnity agreement, and BPP has not, or will not have as of the Closing
Date, any obligations or liabilities under any Tax sharing or Tax indemnity arrangements previously in effect. The Sellers are not foreign persons within the meaning of Section 1445 of the Code. All monies required to be withheld by
BPP for income Taxes and social security and other payroll Taxes have been collected or withheld with respect to employees, and either paid to the respective taxing authorities or set aside in accounts for such purpose.

                  (b) No "check-the-box" elections have been filed pursuant to
Treasury Regulations ss. 301.7701-3 for BPP within the 60-month period ending on the Closing date.

                  (c) True and complete copies of all Tax Returns and all
schedules thereto filed by, or on behalf of, BPP for all prior taxable years have been (or will be upon request) made available to the Purchasers for inspection.

                  9.2 Tax Matters.

                  (a) Transfer Taxes. ESI BH on the one hand, and the
Purchasers, on the other, shall bear in equal portions and pay all sales, use, transfer, recording, gains, stock transfer and other similar taxes and fees
("Transfer Taxes") if any, arising out of or in connection with the sale of the
Purchased Interests pursuant to this Agreement.

                  (b) Pre-Closing Taxes and Overlap Period Taxes. ESI BH shall be responsible for all Pre-Closing Taxes and for Overlap Period Taxes to the
extent they relate to events or periods through 12:00 a.m. (Nevada time) on the
Closing Date. ESI BH shall prepare and file, or cause to be filed, Tax Returns for Pre-Closing Taxes. The Purchasers shall prepare and file Tax Returns for
Overlap Period Taxes, and will supply ESI BH with a draft of any such returns and a written request for payment of ESI BH's share of such Taxes. The
Purchasers preparation of any such Tax Returns shall be subject to ESI BH's approval, which shall not be unreasonably withheld or delayed. Payments of the
ESI BH's share must be made to the Purchasers by wire transfer within thirty
(30) business days after such request. Liability for Overlap Period Taxes will be allocated between ESI BH and the Purchasers on a closing of the books method.
The parties agree to cooperate with one another with respect to preparing and filing Tax Returns.

                  (c) Refunds. Any refund or credit of Pre-Closing Taxes or
Overlap Period Taxes paid by the Sellers shall be for the benefit of the
Sellers. The Purchasers shall pay any such refund to the Sellers within thirty
(30) days after the Purchasers or BPP receive such refund or actually realize the benefit of such credit.

                  (d) Contests. The Purchasers agree that, in the event the
Purchasers or BPP receive notice in writing of any examination, claim, settlement, proposed adjustment, administrative or judicial proceeding, or other matter related to any Pre-Closing Taxes or Overlap Period Taxes for which the
Sellers may be liable under section 9.2(b), the Purchasers will notify the
Sellers in writing promptly after receipt of such notice. The Purchasers will be

                                       28

entitled to control any Tax contest, except to the extent that responsibility for the disputed Tax liability falls solely on the Sellers; provided, however, that if responsibility for the disputed Tax liability falls solely on the
Sellers but the contest involves issues that may recur on a later Tax Return of
BPP or the Purchasers with respect to BPP, the Purchasers will control such Tax contest. The Sellers shall notify the Purchasers in writing within thirty (30)
business days following receipt of the notice from the Purchasers described in this paragraph 9.2(c) that the Sellers assume control over the contest if so entitled. Each party will bear its own expenses, and the controlling party will keep the other party informed of developments in the case. The noncontrolling party or parties shall have the opportunity to attend meetings with tax officials and to comment on any written submissions before they are submitted.
Suggestions by the noncontrolling party or parties about the conduct of the contest will be considered in good faith by the controlling party, but the controlling party will make the ultimate decision on whether, how long and in what manner to contest.

                  (e) Information. In connection with preparing any Tax Return or preparing for any audit or other examination by any taxing authority or any judicial or administrative proceedings relating to liability for Taxes, the
Sellers, the Purchasers and BPP will provide information, records or documents relating to Taxes as may be reasonably requested by another Party. The Sellers will not destroy any records related to BPP for tax periods commencing before the Closing Date for a period of seven (7) years following the date thereof without first giving notice to and obtaining the written consent of the
Purchasers (whose consent shall not be unreasonably withheld).

                                   ARTICLE 10
                                    SURVIVAL

                  10.1 Survival of Representations, Warranties, Covenants and
Agreements. The representations, warranties, covenants and agreements of the
Sellers and the Purchasers contained in this Agreement (other than (i) the covenants and agreements contained in Articles 10, 11 and 12, which covenants and agreements shall survive in accordance with their terms, (ii) the covenants and agreements in Section 14.5, which covenants and agreements shall survive for a period of five (5) years after the Closing, (iii) the representations and warranties contained in Sections 3.1(a), (b), (c), (e) and (g); 3.2(a), (b),
(c), (e) and (g); 4.1; 4.2; 4.3 and 4.6; which covenants, representations and warranties shall survive indefinitely after the Closing, (iv) the covenants and agreements contained in Article 9, which covenants and agreements shall survive for the applicable statute of limitations, and (v) the representation contained in Section 3.1(q), which shall not survive beyond the date of this Agreement)
shall survive for a period of one (1) year after the Closing; provided, however, that claims first asserted in writing within the applicable period (whether or not the amount of any such claim has become ascertainable within such period)
shall not thereafter be time barred.

                  10.2 No Other Representations. Notwithstanding anything to the contrary contained in this Agreement, each party agrees that the Sellers are making no representation or warranty whatsoever, express or implied, except those representations and warranties contained in Section 3.1 and 3.2 and in any certificate delivered pursuant to Article 7. In particular, the Sellers make no representation or warranty to the Purchasers with respect to (i) the cost of operating the Facility or the revenues to be derived therefrom; (ii) the accuracy of any forecast,

                                       29

study or projection relating to the business or condition of BPP; (iii) whether the Facility can be financed; (iv) the ultimate feasibility or economic worth of the Facility; or (v) the effect on the business or condition of BPP of the sale of the Purchased Interests to the Purchasers. With respect to any projection or forecast delivered by or on behalf of the Sellers to the Purchasers, the
Purchasers acknowledge that (i) there are uncertainties inherent in attempting to make such projections, studies and forecasts, (ii) they are familiar with such uncertainties and (iii) they are taking full responsibility for making their own evaluation of the adequacy and accuracy of all such projections, studies and forecasts furnished to them.

                                   ARTICLE 11
                                 INDEMNIFICATION

                  11.1 Indemnification. (a) ESI BH shall, to the fullest extent permitted by Law, indemnify, defend and hold harmless, on an After-Tax Basis, the Purchasers and their Affiliates and the respective officers, directors, employees and shareholders of the foregoing, and their successors and assigns
(the "Purchasers Indemnified Parties") from, against and with respect to any claim, liability, obligation or Loss, of any kind or character, suffered, incurred or sustained by the Purchasers or any of the foregoing or to which it or they become subject, arising out of or in any manner incident, relating or attributable to:

                      (i) any inaccuracy in any representation or breach of
warranty of any Seller contained in this Agreement or in any certificate, instrument of transfer or other document or agreement executed by any Seller in connection with this Agreement;

                      (ii) (1) the validity of TPC Brady's title to the
Purchased Interests set forth opposite its name on Schedule I; (2) any Liens imposed on such Purchased Interests, other than any Liens which may be imposed by the Purchasers or solely as a result of the Purchasers' ownership of the
Purchased Interests; (3) the existence of any outstanding liability for any capital calls or other form of capital contributions in respect of such
Purchased Interests; (4) the existence of any agreements or restrictions restricting the right of TPC Brady to sell, transfer or otherwise dispose of such Purchased Interests; or (5) the existence of any subscriptions, options, warrants, conversion rights, preemptive rights or other rights (contractual or otherwise) or agreements of any kind for the purchase or acquisition from TPC
Brady, or any other Person of any of the Purchased Interests; and

                      (iii) any failure by any of the Sellers to perform or
observe, or to have performed or observed, in full, any covenant, agreement or condition to be performed or observed by any of them under this Agreement or under any certificates or other documents or agreements executed by any Seller in connection with this Agreement.

                  (b) The Purchasers shall, to the fullest extent permitted by
Law, jointly and severally, indemnify, defend and hold harmless, on an After-Tax
Basis, the Sellers and their Affiliates and the respective partners, officers, directors, employees and shareholders of the foregoing, and their successors and assigns (the "Sellers Indemnified Parties") from, against and with respect to any claim, liability, obligation judgment or Loss, of any kind or character, suffered, incurred or sustained by the Sellers or any of the foregoing or to which they become subject, arising out of or in any manner incident, relating or attributable to:

                                       30

                      (i) any inaccuracy in any representation or breach of
warranty of the Purchasers contained in this Agreement or in any certificate, instrument of transfer or other document or agreement executed by the Purchasers in connection with this Agreement;

                      (ii) any failure by the Purchasers to perform or observe,
or to have performed or observed, in full, any covenant, agreement or condition to be performed or observed by it under this Agreement or under any certificates or other documents or agreements executed by the Purchasers in connection with this Agreement; and

                      (iii) any events, occurrences or conditions relating to
BPP, the Facility, the Assets and Properties of BPP or the Contracts of BPP in
respect of all periods after the Closing.]

                  (c) Notwithstanding anything herein to the contrary, no
indemnification shall be available to the Purchasers Indemnified Parties under
Section 11.1 (a) hereof or to the Sellers Indemnified Parties under Section
11.1(b) hereof:

                      (i) unless, with respect to any claim, the Loss involves
an amount in excess of $25,000; and

                      (ii) unless the aggregate amount of Damages that would
otherwise be subject to indemnification with respect to such claim and all prior claims exceeds $500,000 (such amount, the "Threshold Amount"), in which case the party(ies) entitled to such indemnification shall be entitled to receive all amounts in excess of the Threshold Amount.

                  (d) Notwithstanding anything herein to the contrary, ESI BH shall have no obligation to indemnify any Purchasers Indemnified Party for any
Damages pursuant to Section 11.1(a) hereof, and the Purchasers shall have no obligation to indemnify any Seller Indemnified Party for any Damages pursuant to
Section 11.1(b) hereof, in each case to the extent such Damages arise from the willful misconduct or gross negligence of any Purchaser or the Sellers, as applicable.

                  (e) Notwithstanding anything herein to the contrary, the
maximum aggregate liability of ESI BH to the Purchasers Indemnified Parties under this Agreement shall not exceed an amount equal to $2,300,000; provided that the limitation contained in this clause shall not apply to Damages arising from a breach of the representations in Sections 3.1(a), 3.1(b), 3.1(e), 3.2(a),
3.2(b) and 3.2(e).

                  11.2 Method of Asserting Claims. All claims for
indemnification by any Indemnified Party under this Section 11.2 will be asserted and resolved as follows:

                  (a) In the event any claim or demand in respect of which an
Indemnified Party might seek indemnity under Section 11.1 is asserted against or sought to be collected from such Indemnified Party by a Person other than the
Sellers, the Purchasers or any Affiliate of the Sellers or the Purchasers (a
"Third Party Claim"), the Indemnified Party shall deliver a Claim Notice with reasonable promptness to the Indemnifying Party.

                                       31

                      (i) If the Indemnifying Party notifies the Indemnified
Party within the Dispute Period that the Indemnifying Party desires to defend the Indemnified Party with respect to the Third Party Claim pursuant to this
Section 11.2(a), and confirms its liability with respect thereto, then the
Indemnifying Party will have the right to defend, at the sole cost and expense of the Indemnifying Party, such Third Party Claim by all appropriate proceedings, which proceedings will be vigorously and diligently prosecuted by the Indemnifying Party, with counsel reasonably acceptable to the Indemnified
Party, to a final conclusion or will be settled at the discretion of the
Indemnifying Party (subject to the limitations set forth below). From and after the Indemnifying Party's delivery of the notice referred to in the first sentence of this Section 11.2(a)(i), the Indemnifying Party will have full control of such defense and proceedings, including any settlement thereof;
provided, that the Indemnifying Party may not settle or compromise any Third
Party Claim in any manner that results in any continuing liability or obligation for the Indemnified Party or any admission of liability or wrongdoing by the
Indemnified Party, without, in any such case, the prior written consent of the
Indemnified Party, which will not be unreasonably withheld. If requested by the
Indemnifying Party, the Indemnified Party will, at the sole cost and expense of the Indemnifying Party, cooperate with the Indemnifying Party and its counsel in contesting any Third Party Claim that the Indemnifying Party elects to contest, or, if appropriate and related to the Third Party Claim in question, in making any counterclaim against the Person asserting the Third Party Claim, or any cross-complaint against any Person (other than the Indemnified Party or any of its Affiliates). Notwithstanding the foregoing, the Indemnified Party may take over the control of the defense or settlement of a Third Party Claim at any time if it irrevocably waives its right to indemnity under Section 11.1 with respect to such Third Party Claim. Should the Indemnifying Party have interests that diverge materially from those of the Indemnified Party, the Indemnified Party shall have the right to request separate counsel from that representing the
Indemnifying Party, the expenses of such separate representation to be paid by the Indemnifying Party.

                      (ii) If the Indemnifying Party fails to notify the
Indemnified Party within the Dispute Period that the Indemnifying Party desires to defend the Third Party Claim pursuant to Section 11.2(a), or if the
Indemnifying Party gives such notice but fails to prosecute vigorously and diligently or settle the Third Party Claim, then the Indemnified Party will have the right to defend, at the sole cost and expense of the Indemnifying Party, the
Third Party Claim by all appropriate proceedings, which proceedings will be vigorously and diligently prosecuted by the Indemnified Party to a final conclusion or will be settled at the discretion of the Indemnified Party (with the consent of the Indemnifying Party, which consent will not be unreasonably withheld). The Indemnified Party will have full control of such defense and proceedings, including (except as provided in the immediately preceding sentence) any settlement thereof; provided, that if requested by the Indemnified
Party, the Indemnifying Party will, at the sole cost and expense of the
Indemnifying Party, cooperate with the Indemnified Party and its counsel in contesting any Third Party Claim which the Indemnified Party is contesting, or, if appropriate and related to the Third Party Claim in question, in making any counterclaim against the Person asserting the Third Party Claim, or any cross-complaint against any Person (other than the Indemnified Party or any of its Affiliates).

                      (iii) If the Indemnifying Party notifies the Indemnified
Party that it does not dispute its liability to the Indemnified Party with respect to the Third Party Claim under Section 11.1 or fails to notify the
Indemnified Party within the Dispute Period whether the

                                       32

Indemnifying Party disputes its liability to the Indemnified Party with respect to such Third Party Claim, the Damages arising from such Third Party Claim will be conclusively deemed a liability of the Indemnifying Party under Section 11.1 and the Indemnifying Party shall pay the amount of such Damages to the
Indemnified Party on demand following the final determination thereof. If the
Indemnifying Party has timely disputed its liability with respect to such claim, the Indemnifying Party and the Indemnified Party will proceed in good faith to negotiate a resolution of such dispute, and if not resolved through negotiations within the Resolution Period, the Indemnified Party shall be entitled to seek such remedies against the Indemnifying Party as may then be available to it under this Agreement and applicable Laws.

                  (b) In the event any Indemnified Party should have a claim under Section 11.1 against any Indemnifying Party that does not involve a Third
Party Claim, the Indemnified Party shall deliver an "Indemnity Notice" with reasonable promptness to the Indemnifying Party. If the Indemnifying Party
notifies the Indemnified Party that it does not dispute the claim or the amount of Loss therefrom described in such Indemnity Notice or fails to notify the
Indemnified Party within the Dispute Period that it disputes the claim described in the Indemnity Notice, the Loss in the amount specified in the Indemnity
Notice will be conclusively deemed a liability of the Indemnifying Party under
Section 11.1 and the Indemnifying Party shall pay the amount of such Loss to the
Indemnified Party on demand. If the Indemnifying Party has disputed its liability with or the amount of the Loss therefrom respect to such claim, such dispute shall be resolved in accordance with the provisions of Article 12 hereof.

                  11.3 Exclusivity. After the Closing, to the extent permitted by applicable Laws, and except in the case of fraud, gross negligence or willful misconduct, the indemnities set forth in this Article 11 shall be the exclusive remedies of the Purchasers and the Sellers and their respective officers, directors, employees, agents and Affiliates due to misrepresentation, breach of warranty, nonfulfillment or failure to be performed of any covenant or agreement contained in this Agreement or any events, occurrences or conditions relating to the Facility in respect of all periods on or after the Closing Date for the
Sellers, and the parties shall not be entitled to a rescission of this Agreement or to any further indemnification rights or claims of any nature whatsoever in respect thereof, all of which the parties hereto hereby waive; provided, however, that the foregoing provision shall not limit or restrict the availability of specific performance or other injunctive or equitable relief
(other than rescission) to the extent that specific performance or such other relief would otherwise be available to a party under this Agreement.

                  11.4 Notification by the Sellers of Certain Matters. The
Sellers may, at the Closing, notify the Purchasers in one or more of the certificates to be delivered pursuant to Section 7.5, in reasonable detail of any representation or warranty of any of the Sellers that was not true and accurate as of the date of this Agreement or as of the Closing or of any covenant of any of the Sellers that has not been performed and complied with and, if the Purchasers shall in their sole discretion nevertheless elect to close under this Agreement, none of the matters set forth in such certificate shall be deemed to be an inaccuracy in or breach of the specific representations and warranties or covenants of the Sellers so modified for purposes of, and the
Purchasers shall not be entitled to be indemnified as to any of such specific representations, warranties and covenants in the form prior to their modification pursuant to, this Article 11.

                                       33

                                   ARTICLE 12
                               DISPUTE RESOLUTION

                  In the event an action, dispute, claim, counterclaim or
controversy ("Dispute") arises between the parties arising out of or relating to this Agreement, the aggrieved party shall promptly notify the other party of the
Dispute within ten (10) Business Days after such Dispute arises. If the parties have failed to resolve the Dispute within ten Business Days after delivery of such notice, each party shall, within five (5) Business Days thereafter, nominate a senior officer of its management to meet to attempt to resolve the
Dispute. The senior officers shall meet within twenty (20) Business Days after their nomination. If the matter has not been resolved within fourteen (14) days after the meeting of the senior executives, either party may pursue any and all available legal remedies, unless the parties mutually agree to an alternative dispute resolution procedure.

                                   ARTICLE 13
                                   TERMINATION

                  13.1 Termination. This Agreement may be terminated, and the transactions contemplated hereby may be abandoned by written notice from the terminating party to the non-terminating party (the date of such termination being sometimes referred to as the "Termination Date"):

                  (a) at any time before the Closing, by mutual written
agreement of the Sellers and the Purchasers; or

                  (b) at any time before the Closing, by either the Sellers or the Purchasers, in the event that any Order or Law becomes effective restraining, enjoining, or otherwise prohibiting or making illegal the consummation of any of the transactions contemplated by this Agreement, upon notification of the non-terminating party by the terminating party; or

                  (c) at any time before the Closing, by the Sellers if either
Purchaser shall be in material breach with respect to the due and timely performance of any of its covenants or agreements contained herein and such breach has not been waived, or if any of the representations and warranties of the Purchasers contained in Article 4 are untrue, inaccurate or breached in any material respect as of the Closing, and such breach or untrue or inaccurate representation or warranty, if capable of being cured, has not been cured or made true by the Purchasers within twenty (20) days following receipt by the
Purchasers of written notice thereof or has not been waived by the Sellers; or

                  (d) at any time before the Closing, by the Purchasers if the
Seller shall be in material breach with respect to the due and timely performance of any of its respective covenants or agreements contained herein and such breach has not been waived, or if any of the representations and warranties of the Sellers contained in Article 3 are untrue, inaccurate or breached in any material respect as of the Closing, and such breach or untrue or inaccurate representation or warranty, if capable of being cured, has not been cured or made true by the Sellers within twenty (20) days following receipt by the Sellers of written notice thereof or has not been waived by the Purchasers;
or

                                       34

                  (e) at any time before the Closing, (i) by either of the
Sellers or the Purchasers upon receipt by either of the Sellers of notification that Sierra has elected to exercise the Sierra ROFR or Western States has elected to exercise its right of first refusal that is part of the WSGC Rights, or (ii) by ESI BH if Western States has failed to exercise its right of first refusal or grant its consent to the transfer of the Purchased Interests to the
Purchasers within thirty (30) days following the date that a notice is given to
Western States of the transfer of the Purchased Interests to the Purchasers that complies with the requirements of Section 11.1(b)(i) of the Facility Operating
Lease and ESI BH, on behalf of BPP, has given notice to Western States purchase to Section 11.1(b)(ii) of the Facility Operating Lease that it is withdrawing its request for Western States' consent to the transfer of the Purchased
Interests to the Purchasers; or

                  (f) at any time after June 30, 2001, by ESI BH or the
Purchasers if the Closing shall not have occurred on or before such date and such failure to consummate is not caused by a breach of this Agreement by the terminating party.

                  13.2 Effect of Termination or Breach.

                  (a) If this Agreement is validly terminated pursuant to
Section 13.1, there will be no liability or obligation on the part of the
Sellers or the Purchasers (or any of their Affiliates or any of its or their respective officers, directors, employees, agents or other Representatives)
except as provided in Section 13.2(b) and except that the provisions with respect to expenses in Section 14.3 and confidentiality in Section 14.5 will continue to apply following any such termination. Without limiting the foregoing, if either Sierra or Western States exercises its right of first refusal and, as a result of such exercise, this Agreement is terminated pursuant to Section 13(e), the Purchasers shall have no further rights to purchase and the Sellers shall not have any further obligation to sell or offer to sell any of the Purchased Interests or the Facility or any portion thereof pursuant to this Agreement or otherwise following such termination, including, without limitation, in the event that the purchase of the Purchased Interests pursuant to the exercise of any such right of first refusal is not thereafter consummated.

                  (b) Notwithstanding any other provision in this Agreement to the contrary, if this Agreement is validly terminated by the Sellers pursuant to
Section 13.1(c) or by the Purchasers pursuant to Section 13.1(d) hereof as a result of the willful breach by the non-terminating party, the terminating party may recover such remedies, including damages and fees and expenses of attorneys as may be available at law or equity.

                  (c) Upon termination of this Agreement under Section 13.1(a),
(b), (e), or (f), ESI BH shall pay or cause to be paid to the Purchasers, no later than seven days following such termination, the Good Faith Deposit Amount.

                                   ARTICLE 14
                                  MISCELLANEOUS

                  14.1 Notices. Unless this Agreement specifically requires
otherwise, any notice, demand or request provided for in this Agreement, or served, given or made in connection with it, shall be in writing and shall be deemed properly served, given or made if delivered in person or sent by fax or sent by registered or certified mail, postage prepaid, or by

                                       35

an internationally recognized overnight courier service that provides a receipt of delivery, in each case, to the parties at the addresses specified below:

                  If to the Purchasers, to:

                  ORNI 1 LLC
                  980 Greg Street
                  Sparks, Nevada 89431-6039
                  Attn.: President
                  Tel: (775) 356-9029
                  Fax: (775) 356-9039

                  and

                  ORNI 2 LLC
                  980 Greg Street
                  Sparks, Nevada 89431-6039
                  Attn.: President
                  Tel: (775) 356-9029
                  Fax: (775) 356-9039

                  with a copy to:

                  Ormat Industries, Ltd.
                  Industrial Area, P.O.B. 68
                  Yavne 81000, Israel
                  Attn.: President
                  Fax: (972) 8 943 9901
                  Tel: (972) 8 943 3777

                  If to the Sellers, to:

                  ESI BH Limited Partners
                  c/o FPL Energy, LLC
                  700 Universe Blvd.
                  Juno Beach, FL  33408
                  Attn.: Pam Sonnelitter
                  Fax: (561) 691-7309
                  Tel: (561) 691-7261

                                       36

                  with a copy to:

                  Steel Hector & Davis LLP
                  1900 Phillips Point West
                  777 South Flagler Drive
                  West Palm Beach, FL 33401
                  Attn.: Thomas R. Woolsey
                  Fax: (561) 655-1509
                  Tel: (561) 650-7200

                  and

                  TPC Brady, Inc.
                  c/o Tomen Power Corporation
                  402 West Broadway, Suite 750
                  San Diego, CA  92101
                  Attn.: Chief Executive Officer
                  Fax: (619) 699-7366
                  Tel: (619) 699-7355

                  with a copy to:

                  Orrick Herrington & Sutcliffe LLP
                  666 Fifth Avenue
                  New York, NY 10103
                  Attn.: Michael R. Meyers
                  Fax: (212) 506-5151
                  Tel: (212) 506-5000

                  Notice given by personal delivery, mail or overnight courier pursuant to this Section 14.1 shall be effective upon physical receipt. Notice given by fax pursuant to this Section 14.1 shall be effective as of (i) the date of confirmed delivery if delivered before 5:00 p.m. EST on any Business Day, or
(ii) the next succeeding Business Day if confirmed delivery is after 5:00 p.m.
EST on any Business Day or during any non-Business Day.

                  14.2 Entire Agreement. This Agreement supersedes all prior discussions and agreements between the parties with respect to the subject matter hereof and contains the sole and entire agreement between the parties hereto with respect to the subject matter hereof.

                  14.3 Expenses. Except as otherwise expressly provided in this
Agreement (including as provided in Section 13.2), whether or not the transactions contemplated hereby are consummated, each party will pay its own costs and expenses incurred in connection with the negotiation, execution and closing of this Agreement and the transactions contemplated hereby.

                  14.4 Public Announcements. No press releases or similar public announcements concerning this Agreement and the transactions contemplated hereby will be issued by any party without the prior consent of the other parties, except as such release or public announcement may be required by Law (including, for the avoidance of doubt, rules and

                                       37

regulations of any stock exchange), in which case the party required to make the release or public announcement will, to the extent practicable, consult with the other parties regarding such release or announcement in advance thereof.

                  14.5 Confidentiality. Each party hereto will hold, and will use commercially reasonable efforts to cause its Affiliates and their respective
Representatives to hold, in strict confidence from any Person (other than any such Affiliate or Representative), unless (i) compelled to disclose by judicial or administrative process (including in connection with obtaining the necessary approvals of this Agreement and the transactions contemplated hereby of
Governmental or Regulatory Authorities) or by other requirements of Law
(including exchange rules) or (ii) disclosed in an action or proceeding brought by a party hereto in pursuit of its rights or in the exercise of its remedies hereunder, all documents and information concerning the other party or any of its Affiliates furnished to it by the other party or such other party's
Representatives in connection with this Agreement or the transactions contemplated hereby, except to the extent that such documents or information can be shown to have been (a) previously known by the party receiving such documents or information, (b) in the public domain (either prior to or after the furnishing of such documents or information hereunder) through no fault of such receiving party or (c) later acquired by the receiving party from another source if the receiving party is not aware that such source is under an obligation to another party hereto to keep such documents and information confidential. In the event the transactions contemplated hereby are not consummated, upon the request of the other party, each party hereto will, and will cause its Affiliates and their respective Representatives to, promptly (and in no event later than five
(5) Business Days after such request) redeliver or cause to be redelivered all copies of confidential documents and information furnished by the other party in connection with this Agreement or the transactions contemplated hereby and destroy or cause to be destroyed all notes, memoranda, summaries, analyses, compilations and other writings related thereto or based thereon prepared by the party furnished such documents and information or its Representatives. The obligations contained in this Section 14.5 shall survive for two (2) years following the termination or abandonment of this Agreement or the Closing, as the case may be. The provisions of this Section 14.5 supersede that certain
Confidentiality Agreement dated as of June 28, 2000, between Ormat Nevada Inc., and BPP in its entirety.

                  14.6 Waiver. Any term or condition of this Agreement may be waived at any time by the party that is entitled to the benefit thereof, but no such waiver shall be effective unless set forth in a written instrument duly executed by or on behalf of the party waiving such term or condition. No waiver by any party of any term or condition of this Agreement, in any one or more instances, shall be deemed to be or construed as a waiver of the same or any other term or condition of this Agreement on any future occasion. All remedies, either under this Agreement or by Law or otherwise afforded, will be cumulative and not alternative.

                  14.7 Amendment. This Agreement may be amended, supplemented or modified only by a written instrument duly executed by or on behalf of each party hereto.

                  14.8 No Third Party Beneficiary. The terms and provisions of this Agreement are intended solely for the benefit of each party hereto and their respective successors or permitted assigns, and it is not the intention of the parties to confer third-party beneficiary rights

                                       38

upon any other Person except for such shareholders, officers, directors, employees, and Affiliates referenced in Section 11.1.

                  14.9 No Assignment; Binding Effect. Neither this Agreement nor any right, interest or obligation hereunder may be assigned by any party hereto without the prior written consent of the other party hereto and any attempt to do so will be void, except for (a) assignments and transfers by operation of
Law, (b) assignments and transfers by the Purchasers of their rights, interests or obligations hereunder, in whole or in part, to an Affiliate with the consent of ESI BH, which shall not be unreasonably withheld or delayed, and (c) that the
Purchasers may assign any or all of their rights, interests and obligations hereunder to any financial institution providing purchase money or other financing to the Purchasers from time to time as collateral security for such financing, but no such assignment referred to in clauses (b) or (c) shall relieve the assigning party of its obligations hereunder. Subject to the preceding sentence, this Agreement is binding upon, inures to the benefit of and is enforceable by the parties hereto and their respective successors and assigns.

                  14.10 Headings. The headings used in this Agreement have been inserted for convenience of reference only and do not define or limit the provisions hereof.

                  14.11 Invalid Provisions. If any provision of this Agreement is held to be illegal, invalid or unenforceable under any present or future Law, and if the rights or obligations of any party hereto under this Agreement will not be materially and adversely affected thereby, (a) such provision will be fully severable, (b) this Agreement will be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof,
(c) the remaining provisions of this Agreement will remain in full force and effect and will not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom and (d) in lieu of such illegal, invalid or unenforceable provision, there will be added automatically as a part of this
Agreement a legal, valid and enforceable provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible.

                  14.12 Governing Law. This Agreement shall be governed by and construed in accordance with the Laws of the State of New York applicable to a contract executed and performed in such State, without giving effect to the conflicts of laws principles thereof other than Section 5-1401 and Section
5-1402 of the General Obligations Law of the State of New York.

                  14.13 Jurisdiction and Venue. Each of the Parties hereto
hereby irrevocably and unconditionally consents and agrees that any actions, suits or proceedings arising out of or relating to this Agreement and the transactions contemplated hereby may be brought in the United States District
Court for the Southern District of New York or in any state court having subject matter jurisdiction located in the Borough of Manhattan, New York, New York, and, by execution and delivery of this Agreement and any other documents executed in connection herewith, each such Party hereby (i) accepts the non-exclusive jurisdiction of the aforesaid courts, (ii) irrevocably agrees to be bound by any final judgment (after any and all appeals) of any such court with respect to such documents, (iii) irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceedings with respect to such documents brought in any such court, and further

                                       39

irrevocably waives, to the fullest extent permitted by law, any claim that any such action, or proceeding brought in any such court has been brought in any inconvenient forum, (iv) agrees that service of any process, summons, notice or document in any such action may be effected by mailing a copy thereof by U.S.
registered or certified mail, postage prepaid, to such Party at its address set forth in Section 14.5, or at such other address of which the other Parties hereto shall have been notified will be effective service for any action, suit or proceeding brought against it in any such court and (v) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or limit the right to bring any suit, action or proceeding in any other jurisdiction.

                  14.14 Waiver of Trial by Jury. EACH OF THE PARTIES HERETO
HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT ANY OF THEM MAY
HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING
OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT AND ANY AGREEMENT
CONTEMPLATED TO BE EXECUTED IN CONJUNCTION HEREWITH, OR ANY COURSE OF CONDUCT,
COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY
PARTY HERETO. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PARTIES ENTERING
INTO THIS AGREEMENT.

                  14.15 Attorneys' Fees. In the event of any suit or other
proceeding between the Parties with respect to any of the transactions contemplated hereby or subject matter hereof, the prevailing Party shall, in addition to such other relief as the court or arbitrator may award, be entitled to recover reasonable attorneys' fees and costs (including at the trial and appellate levels) and expenses of investigation.

                  14.16 Time is of the Essence. With regard to all dates and time periods set forth or referred to in this Agreement, time is of the essence.

                  14.17 Waiver of Consequential Damages. NOTWITHSTANDING ANY
PROVISION IN THIS AGREEMENT TO THE CONTRARY, IN NO EVENT SHALL ANY PARTY OR ITS
AFFILIATES, OR ITS RESPECTIVE PARTNERS, OFFICERS, DIRECTORS, EMPLOYEES OR
REPRESENTATIVES, BE LIABLE HEREUNDER AT ANY TIME FOR PUNITIVE, CONSEQUENTIAL,
SPECIAL OR INDIRECT LOSS OR DAMAGE OF ANY OTHER PARTY OR ANY OF SUCH PARTY'S
AFFILIATES, INCLUDING LOSS OF PROFIT, LOSS OF REVENUE OR ANY OTHER SPECIAL OR
INCIDENTAL DAMAGES, WHETHER IN CONTRACT, TORT (INCLUDING NEGLIGENCE), STRICT
LIABILITY OR OTHERWISE, AND EACH PARTY HEREBY EXPRESSLY RELEASES THE OTHER
PARTIES, THEIR AFFILIATES AND THEIR RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES
AND REPRESENTATIVES THEREFROM.

                  14.18 Interest on Past Due Payments. If a payment is due to be made by a Party pursuant to this Agreement and such payment is not made within thirty (30) days following receipt by such Party of written demand for such payment from the Party entitled to receive such payment, then the Party obligated to make such payment agrees to pay interest on the amount due and unpaid at a variable rate equal to the Prime Rate then in effect. Such interest shall begin

                                       40

to accrue on the first day following the end of such thirty (30) day period and shall continue to accrue on the unpaid amount until the past due amount has been paid in full.

                  14.19 Counterparts. This Agreement may be executed in any
number of counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

                  14.20 Further Assurances. The Sellers and the Purchasers each agree, upon the request of the other party from time to time before and after the Closing Date, to do, execute, acknowledge and deliver such other acts, consents, instruments, documents and other assurances as may be reasonably necessary to carry out and perform the transactions contemplated by this
Agreement.

    [The rest of this page is intentionally left blank. The next page is the signature page]

                                       41

                  IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officer of each party as of the date first above written.

                                   ESI BH LIMITED PARTNERSHIP

                                   By: ESI Brady, Inc., its General Partner

                                       By:   /s/ Michael L. Leighton
                                            ------------------------------------
                                       Name:   Michael L. Leighton
                                              ----------------------------------
                                       Title:   Vice President
                                               ---------------------------------

                                   TPC BRADY, INC.

                                   By:   /s/ [illegible]
                                        ----------------------------------------
                                   Name:
                                          --------------------------------------
                                   Title:
                                           -------------------------------------

                                   ORNI 1 LLC

                                   By: Ormat Nevada Inc., Manager of ORNI 1 LLC

                                       By:   /s/ Connie Stechman
                                            ------------------------------------
                                       Name:  Connie Stechman
                                              ----------------------------------
                                       Title:  Assistant Secretary
                                               ---------------------------------

                                   ORNI 2 LLC

                                   By: Ormat Nevada Inc., Manager of ORNI 2 LLC

                                       By:   /s/ Connie Stechman
                                            ------------------------------------
                                       Name:  Connie Stechman
                                              ----------------------------------
                                       Title:  Assistant Secretary
                                               ---------------------------------

                 Signature Page for Sale and Purchase Agreement

                                    EXHIBIT I

                                BPP RESTRUCTURING

                                  BRADY PROJECT
                            LEASE STRUCTURE COLLAPSE
                                      STEPS

------------------------------------------------------------------------------------------------------------------------------------
STEP                          ACTION                                             NOTES                               PARTIES
-------- -------------------------------------------------- ------------------------------------------------ -----------------------

   1.    Note Holder directs Security Trustee to consent to                                                   Note Holder
         each of the following actions and to terminate
         collateral assignment in Deed of Trust and release
         security under Indenture:
-------- -------------------------------------------------- ------------------------------------------------ -----------------------
            a. Terminate Facility Lease                                                                       Owner Trustee, as
                                                                                                              Lessor, BPP, as Lessee
-------- -------------------------------------------------- ------------------------------------------------ -----------------------
            b. Terminate Site Sub-Sublease                  After termination, file termination of the BPP
                                                            and Owner Trustee Memorandum of Sub-Sublease
-------- -------------------------------------------------- ------------------------------------------------ -----------------------
            c. Terminate Site Sublease                      After termination, file termination of the        WSGC and Owner Trustee
                                                            Memorandum of Sublease
-------- -------------------------------------------------- ------------------------------------------------ -----------------------
            d. Quitclaim to BPP (Owner Trustee executes     (Quitclaim uses same property description as      Owner Trustee
               Deed  of Reconveyance)                       Instrument of Conveyance and Bill of Sale (#12))
-------- -------------------------------------------------- ------------------------------------------------ -----------------------
            e. Assignment and Assumption Agreement          Owner Trustee assigns to BPP all interest in      Owner Trustee and BPP
               (quitclaim bill of sale)                     any and all property owned by Owner Trustee
                                                            and BPP assigns all liabilities under note and
                                                            Indenture and other obligations to third
                                                            parties. Assignment includes any rights under
                                                            Participation Agreement, Guarantees, etc.);
                                                            Cancellation of Guarantees.
-------- -------------------------------------------------- ------------------------------------------------ -----------------------
   2.    BPP, as beneficial owner, gives Trustee notice                                                       BPP
         and direction to take the actions described in
         No. 1 above.
------------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

   3.    BPP, Security Trustee and Note Holder enter into                                                     BPP, Security
         Trustee, agreement regarding payoff of Note as follows: Note Holder
-------- -------------------------------------------------- ------------------------------------------------ -----------------------
            a. payoff equals net proceeds under Purchase
               Agreement
-------- -------------------------------------------------- ------------------------------------------------ -----------------------
            b. any balance waived by Note Holder, except
               any adjustment past closing applied to
               payment of debt
-------- -------------------------------------------------- ------------------------------------------------ -----------------------

   4.    Upon payment, Note Holder directs Security                                                           Note Holder, Security
         Trustee to cancel Indenture and to file                                                              Trustee
         termination of UCCs; cancels rights and executes
         termination of all security documents, including
         assignments of Guarantees, Assignments of
         Contracts, etc.
-------- -------------------------------------------------- ------------------------------------------------ -----------------------
   5.    Notices to all parties to Contracts regarding                                                        BPP
         cancellation of assignment
-----------------------------------------------------------------------------------------------------------------------------------

Parties
-------

BPP             Brady Power Partners
Note Holder     UFG Holdings LLC
WSGC            Western States Geothermal Company

                                        2

                                   EXHIBIT II

                                EXCLUDED RECORDS

BPP's and each Seller's income Tax Returns and workpapers, internal memos and correspondence with taxing authorities relating to BPP's and each Seller's income Tax Returns.

Documents relating to ESI BH that contain more than just BPP partnership level information and that are not principally related to the business, condition or results of operations of BPP.

Presentations to internal management committees and boards of FPLE and its affiliates that contain more than just BPP partnership level information and that are not principally related to the business, condition or results of operations of BPP.

Agreements with TPC Brady, other than the Partnership Agreement and any amendments thereto, and other than any agreements directly between BPP and TPC
Brady.

Budgets of FPLE and its affiliates, other than budgets of BPP and other than budgets for periods after 1998 prepared by ESI Brady Power Services, Inc.
relating solely to BPP or the Facility.

Files of employees of FPLE and its affiliates (other than ESI Brady Power
Services, Inc.) that have performed business management and other administrative services for ESI BH as managing general partner of BPP (including electronic files and spreadsheets).

                                   EXHIBIT III

                               MATERIAL CONTRACTS

1. Long Term Agreement for the Purchase and Sale of Electricity between Sierra
Pacific Power Company and Nevada Geothermal Power Partners, dated September 28,
1990, as amended, as subsequently assigned to BPP.

2. Facility Operating Lease, dated as of February 1, 1998, between Western
States Geothermal Company, as Lessor, and Brady Power Partners, as Lessee, as
amended March 31, 1988.

3. Each of the following BLM Leases, identified as Lease No.:

                NVN 010922
                NVN 040353
                NVN 040355
                NVN 046566
                NVN 065558
                NVN 065561
                NVN 58562X
                NVN 62280
                NVN 042718
                NVN 062739
                NVN 062741

4. Each of the following leases with private parties:

   Geothermal Lease SPL-6282 dated October 10, 1984, as amended, between the
   Southern Pacific Land Company and Munson Geothermal, assigned to Brady Power
   Partners pursuant to a Consent to Assignments and Sublease of Santa Fe
   Geothermal Lease, dated as of June 30, 1992 between BPP and The Atchison,
   Topeka & Santa Fe Railway Company (later acquired by the Burlington Northern
   Santa Fe Railway Company by merger).

                                   EXHIBIT IV

                             [INTENTIONALLY OMITTED]

                                    EXHIBIT V

                           FORM OF TRANSFER INSTRUMENT

                  TRANSFER INSTRUMENT, dated as of ____________ __, 2001
("Transfer Instrument") between [ESI BH Limited Partnership. a Delaware limited partnership] [TPC Brady, Inc., a Delaware corporation] ("Assignor") and [ORNI 1
LLC] [ORNI 2 LLC], a Delaware limited liability company ("Assignees").

                  Whereas, Assignor and Assignee are parties to that certain
Sale and Purchase Agreement dated as of February 28, 2001 (the "Sale and
Purchase Agreement");

                  Whereas, the Sale and Purchase Agreement provides for, among other things, the execution and delivery of a transfer instrument in the form hereof to effect the sale by Assignor of all of its Purchased Interests (as defined in the Sale and Purchase Agreement) to Assignee;

                  NOW, THEREFORE, for the good and valuable consideration under the Sale and Purchase Agreement, the receipt and sufficiency of which are hereby acknowledges, Assignor and Assignee hereby agree as follows:

         1. DEFINITIONS. Capitalized terms uses herein without definition shall have the meanings set forth in the Sale and Purchase Agreement.

         2. TRANSFER. Assignor does hereby sell, transfer, convey, assign and deliver unto Assignee all of Assignor's right, title and interest in and to the
Purchased Interests, free and clear of all Liens (other than Liens securing the
UFG Holdings Debt).

         3. ASSUMPTION. Assignee hereby assumes all of the duties and obligations of Assignor under the Partnership Agreement with respect to the
Purchased Interests arising or accruing on or after the date hereof.

         4. GOVERNING LAW. This Transfer Instrument shall be governed by and construed in accordance with the laws of the State of New York applicable to a contract executed and performed in such State, without giving effect to the conflicts of laws principles thereof other than Section 5-1401 and Section
5-1402 of the General Obligations Law of the State of New York.

         5. This Transfer Instrument may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

         IN WITNESS WHEREOF, Assignor and Assignee have caused this Transfer
Instrument to be duly executed and delivered by their respective duly authorized representatives as of the day and year first above written.

                              ___________________________________, as Assignor
                              By:
                              Name:
                              Title:

                              __________________________________, as Assignee
                              By:
                              Name:
                              Title:

                                       2

                                   EXHIBIT VI

                                CONTRACT SECURITY

Oil and Gas or Geothermal Lease Bond No. 23S100912170-1BCM, in the amount of
US$50,000.00

Oil and Gas or Geothermal Lease Bond No. NV-0147, in the amount of US$10,000

Surety riders to FPL Energy's nationwide surety lease issued in August 1998, extending coverage to the Brady Facility, covering performance of all lease operations past and future including responsibility to plug and abandon any and all wells including reclamation, up to $150,000

                                  EXHIBIT VII-A

                    FORM OF OPINION OF COUNSEL TO ESI BH/FPL

         The Agreement provides that the obligations of the Purchasers are subject to satisfaction of certain conditions, including receipt on the closing date of opinions to the effect set forth below (capitalized terms have the same meanings as in the Agreement):

1.       ESI BH Limited Partnership ("ESI BH") is a limited partnership duly formed, validly existing and in good standing under the laws of the
         State of Delaware. ESI BH has all corporate power and authority necessary to own or lease, license and operate its properties and assets and conduct its business as it is now being conducted and enter into and perform its obligations under the Agreement or any other document contemplated thereby (collectively, the "Transaction
         Documents").

2.       ESI BH has duly authorized the Transaction Documents to which it is a party, and no consent or approval of the partners of ESI BH or any trustee or holder of any of its indebtedness or other obligations is required in connection therewith, except such as has been duly obtained, given or accomplished.

3.       ESI BH has duly executed and delivered the Transaction Documents to which it is a party and each of the Transaction Documents to which ESI
         BH is a party constitute the legal, valid and binding obligation of ESI
         BH, enforceable in accordance with their respective terms, except as the enforceability of any such agreement may be limited by applicable bankruptcy, insolvency, reorganization or moratorium or other similar laws relating to the rights of creditors generally, and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or law).

4.       Neither the execution, delivery nor performance by ESI BH of the
         Transaction Documents to which it is a party, nor the performance by
         ESI BH of the transactions contemplated by the Transaction Documents, nor compliance by ESI BH with the provisions of the Transaction
         Documents, conflicts with, results in the breach of any provision of, or is inconsistent with, its charter documents, or contravenes any
         Applicable Law or any indenture, mortgage or agreement for borrowed money to which it is a party or any material agreement or instrument to which it is a party or by which its property is bound, except the Loan, or would result in the creation or imposition of any Lien on any of its
         Properties or Assets, or requires any Governmental Approval under
         Applicable Law.

5.       FPLE is a corporation duly incorporated and validly existing under the laws of the State of Delaware.

6.       FPLE has the requisite corporate power and authority to execute and deliver the FPLE Guaranty, to perform its obligations thereunder, and to consummate the transactions contemplated thereby.

7.       The execution, delivery and performance of the FPLE Guaranty and the consummation of the transactions contemplated thereby have been duly authorized by all necessary corporate action on the part of FPLE.

8.       The FPLE Guaranty has been duly executed and delivered by FPLE and constitutes the legal, valid and binding obligation of FPLE, enforceable against FPLE in accordance with its terms.

9.       Neither the execution and delivery of the FPLE Guaranty, nor the consummation of the transactions therein contemplated, nor compliance with the provisions thereof, (a) violates any provision of the certificate of incorporation or bylaws of FPLE, or (b) violates the
         Delaware General Corporation Law (the "DGCL") or any New York or
         federal law or, to the best of our knowledge, any order, writ, injunction or decree of any court or governmental instrumentality of the State of New York or the United States of America binding on FPLE.

10.      To our actual knowledge, other than the filings or approvals set forth in Schedule II of the Agreement, no Governmental Approval is necessary in connection with the execution and delivery of any of the Transaction
         Documents to be executed by ESI BH, or for the consummation of the transfer of the Purchased Interests.

11.      To our actual knowledge, other than as set forth in Schedule II of the
         Agreement, no filing, registration, qualification, notice, consent, approval or authorization to, with or from any Person (excluding any
         Governmental Authority) is necessary in connection with the execution and delivery of any of the Transaction Documents to be executed by ESI
         BH, or for the consummation of the transfer of the Purchased Interests.

12.      To our actual knowledge, other than as set forth in Schedule II of the
         Agreement, (i) there are no actions, suits, arbitrations,
         administrative or other proceedings at law or in equity, by or before any Governmental Authority now pending or threatened against or affecting ESI BH or any property, assets or rights of ESI BH which, if determined adversely to ESI BH, could reasonably be expected, individually or in the aggregate, to have a material adverse effect on its ability to perform its obligations under the Transaction Documents to which it is a party, and (ii) ESI BH is not subject to any judgment, order or decree entered in any lawsuit or proceeding which could have a material adverse effect on its ability to perform its obligations under the Transaction Documents to which it is a party.

         For purposes of the foregoing, no opinions need be expressed as to any statute, rule or regulation relating to (A) environmental or permitting matters, including, without limitation, pollution, protection of the environment or any hazardous substances, (B) labor, employee rights and benefits, and worker or occupational safety and health, including ERISA, (C) taxation, (D) planning, zoning, land use, building or construction matters, and (E) the ownership, transfer, use, sale or subdivision of real property; (ii) any statute, rule or regulation the violation of which would not have a material adverse effect on
ESI BH; (iii) the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as
amended, or any regulation promulgated thereunder; (iv) utility regulatory matters, including, without limitation, any matters with respect to the Public
Utility

                                       2

Holding Company Act of 1935, as amended, the Natural Gas Act (15 U.S.C.
ss.717 et seq.), as amended, the Public Utility Regulatory Policies Act of 1970, as amended, the Federal Power Act, as amended, and Federal Energy Regulatory
Commission rules, regulations and orders; (v) any forum selection provision or consent to jurisdiction provision (both as to personal jurisdiction and subject matter jurisdiction) in any Transaction Document; (vi) patent, trademark or copyright statutes, rules or regulations; (vii) any choice of law provision in any Transaction Document; (viii) any state or federal securities laws, (xi) any right in or title to any asset or property; and (ix) any law, rule, regulation, ordinance, code or similar provision of law of any county, municipality, or similar political subdivision or any agency or instrumentality thereof.

                                       3

                                 EXHIBIT VII-B

                     FORM OF OPINION OF COUNSEL TO TPC BRADY

         The Agreement provides that the obligations of the Purchasers are subject to satisfaction of certain conditions, including receipt on the closing date of opinions to the effect set forth below (capitalized terms have the same meanings as in the Agreement):

         1. TPC Brady is a corporation validly existing and in good standing under the laws of the State of Delaware.

         2. TPC Brady has corporate power and authority to execute, deliver and perform the Agreement. The Agreement has been duly authorized, executed and delivered by TPC Brady and constitutes the legal, valid and binding obligation of TPC Brady, enforceable against TPC Brady in accordance with its terms.

         3. The execution, delivery and performance by TPC Brady of the
Agreement does not violate TPC Brady's certificate of incorporation or bylaws or, to our knowledge (i) does not violate or constitute a breach of or default under any material written agreement by which TPC Brady is now bound or to which it is now a party, or (ii) does violate any order, writ, injunction or decree of any court or governmental authority against TPC Brady or by which any of its properties is bound.

         4. To our knowledge, other than as set forth in Schedule II of the
Agreement, there are no legal or governmental actions, suits, proceedings, inquiries or investigations pending or threatened against TPC Brady or its property which, if determined adversely to TPC Brady, would, individually or in the aggregate, have a material adverse effect on the financial position or results of operations of TPC Brady or the enforceability of the Agreement.

         5. To our knowledge, other than as set forth on Schedule II to the
Agreement and except where the lack of such consent or approval would not have a material adverse effect on TPC Brady's performance under the Agreement, the execution, delivery and performance by TPC Brady of the Agreement does not require the consent or approval of any Person (excluding any governmental authority or agency).

         6. To our knowledge, other than the filings or approvals set forth in
Schedule II of the Agreement and except where the lack of such consent, approval, notice or registration would not have a material adverse effect on TPC
Brady's performance under the Agreement, the execution, delivery and performance by TPC Brady of the Agreement do not require the consent or approval of, the giving of notice to or the registration with, any governmental authority or agency of the State of New York or the United States of America.

Certain Assumptions

                  With your permission we have assumed the following: (a) the authenticity of original documents and the genuineness of all signatures; (b)
the conformity to the originals of all

documents submitted to us as copies; (c) the truth, accuracy, and completeness of the information, representations, and warranties contained in the records, documents, instruments, and certificates we have reviewed; (d) except as specifically covered in the opinions set forth above, the due authorization, execution, and delivery on behalf of the respective parties thereto of documents referred to herein and the legal, valid, and binding effect thereof on such parties; (e) the absence of any evidence extrinsic to the provisions of the written agreement(s) between the parties that the parties intended a meaning contrary to that expressed by those provisions.

Certain Limitations and Qualifications

                  Whenever a statement herein is qualified by the phrases "known to us" or "to our knowledge," or similar phrases, it is intended to indicate that, during the course of our representation of TPC Brady in this transaction, no information that would give us current actual knowledge of the inaccuracy of such statement has come to the attention of those attorneys presently in this firm who have rendered legal services in connection with the representation described in the introductory paragraph of this opinion letter. However, we have not undertaken any independent investigation or review to determine the accuracy of any such statement, and any limited inquiry undertaken by us during the preparation of this opinion letter should not be regarded as such an investigation or review; no inference as to our knowledge of any matters bearing on the accuracy of any such statement should be drawn from the fact of our representation of TPC Brady.

                  We express no opinion as to matters of law in jurisdictions other than the State of New York and the United States.

                                       2

                                  EXHIBIT VII-C

                FORM OF OPINION OF NEVADA COUNSEL TO SELLERS/BPP

         The Agreement provides that the obligations of the Purchasers are subject to satisfaction of certain conditions, including receipt on the closing date of opinions to the effect set forth below (capitalized terms have the same meanings as in the Agreement):

         1. That the relevant parties are duly organized, validly existing and in good standing under the laws of the State of Nevada [or, if not organized in
Nevada, are organized, validly existing and in good standing under the laws of the state of their organization and are qualified to do business in the State of
Nevada or exempt from the requirements to qualify]. This should include that the partnership(s) involved are duly formed and that all partnership shares/interests are duly and validly issued (and including any parent/subsidiary GPs/LPs).

         2. That each of the relevant parties (i) has all requisite power and authority to execute and deliver each Lease Structure Collapse Document to which it is a party and to consummate the transactions and perform its obligations thereunder, and (ii) has taken all necessary action to authorize the execution, delivery and performance of each the other Lease Structure Collapse Documents to which it is a party and to consummate and give effect to the transactions contemplated to be performed on its part under the Lease Structure Collapse
Documents.

         3. Each Lease Structure Collapse Document has been duly executed and delivered by the relevant parties, as applicable, and constitutes the legal, valid and binding obligation of each of the relevant parties, as the case may be, enforceable against the relevant parties, as applicable, in accordance with its respective terms.

         4. Neither the execution and delivery of the Lease Structure Collapse
Documents by the relevant parties, nor the consummation of the transactions contemplated thereunder, or the compliance with or performance of the terms and conditions therein, will (a) violate or contravene the organizational articles
[articles of incorporation, articles of organization, etc.] or bylaws or operating agreement of the relevant parties; (b) to counsel's knowledge, result in a breach or violation of, or a material default (with due notice or lapse of time or both) under, any indenture, evidence of indebtedness, loan or financing agreement, or other agreement or instrument of whatever nature to which they, or either of them, are a party or by which they, or either of them, are bound; or
(c) violate any provision of any existing law, rule and regulation, or, to counsel's knowledge, any order, writ, injunction or decree of any court or governmental authority to which they, or either of them, are subject where such breach could reasonably be expected to result in a material adverse event.

         5. No consent of or notices to any party and no consent, approval, consent order or designation, permit, license, registration, declaration with or filing (other than for recordation purposes) or action by any governmental authority is required to be made in connection with the valid execution, delivery or performance of, and compliance with, the Lease Structure Collapse
Documents.

         6. The documents terminating the UCC financing statements are each in appropriate form for recordation and/or filing in the official records of the
County Recorder of ____ County, Nevada ("Recorder's Office") and the Office of
the Secretary of State for the State of Nevada ("Filing Office"). Proper
recording or filing and indexing of the documents terminating the UCC Financing
Statements in the Recorder's Office and in the Filing Office will terminate the security interest in the collateral described in each of the financing statements (the "Collateral"). The Recorder's Office and the Filing Office are
the only offices in the State of Nevada in which the documents terminating the
Financing Statements are required to be filed in order to terminate the security interest in the Collateral.

         7. The Deed of Reconveyance is in proper form for recording, has been fully executed and delivered and will, when recorded in the Recorder's Office, create a valid and legally binding conveyance of ownership of the property described therein. No other filing or other registration of any document or instrument is necessary or advisable to convey ownership of the property so described.

         8. The Memoranda of Termination of the sublease and sub-sublease are in proper form for recording, has been fully executed and delivered and will, when recorded in the Recorder's Office, memorialize a valid and legally binding termination of the leases described therein. No other filing, other registration or execution of any document or instrument is necessary or advisable to terminate the leases so described.

         10. No state or local recording tax, transfer tax, stamp tax or other similar fee, tax or governmental charge, including, without limitation, sales tax, is required to be paid to the State of Nevada or any political subdivision thereof in connection with the execution, delivery, filing or recording of the
Lease Structure Collapse Documents, other than the statutory filing and recording fees that are to be paid upon filing and recording, as applicable, the documents terminating any UCC Financing Statements, Deed of Reconveyance or
Memoranda of Termination of Leases.

                                       2

                                  EXHIBIT VIII

           FORM OF OPINION OF COUNSEL TO PURCHASERS/ORMAT TECHNOLOGIES

         The Agreement provides that the obligations of the Sellers are subject to satisfaction of certain conditions, including receipt on the closing date of opinions to the effect set forth below (capitalized terms have the same meanings as in the Agreement):

         (1) Each Purchaser is a limited liability company, validly existing and in good standing under the laws of the State of Delaware.

         (2) Ormat Technologies is a corporation duly incorporated and validly existing under the laws of the State of Delaware.

         (3) Each Purchaser has the requisite limited liability company power and authority to execute and deliver the Sale and Purchase Agreement, to perform its obligations thereunder, and to consummate the transactions contemplated thereby.

         (4) Ormat Technologies has the requisite corporate power and authority to execute and deliver the Ormat Technologies Guaranty, to perform its obligations thereunder, and to consummate the transactions contemplated thereby.

         (5) The execution, delivery and performance of the Sale and Purchase
Agreement and the consummation of the transactions contemplated thereby have been duly authorized by all necessary limited liability company action on the part of each Purchaser.

         (6) The Sale and Purchase Agreement has been duly executed and delivered by each Purchaser and constitutes the legal, valid and binding obligation of each Purchaser, enforceable against such Purchaser in accordance with its terms.

         (7) The execution, delivery and performance of the Ormat Technologies
Guaranty and the consummation of the transactions contemplated thereby have been duly authorized by all necessary corporate action on the part of Ormat
Technologies.

         (8) The Ormat Technologies Guaranty has been duly executed and delivered by Ormat Technologies and constitutes the legal, valid and binding obligation of Ormat Technologies, enforceable against Ormat Technologies in accordance with its terms.

         (9) Neither the execution and delivery of the Sale and Purchase
Agreement by each Purchaser, nor the consummation of the transactions therein contemplated, nor compliance with the provisions thereof, (a) violates any provision of the certificate of formation or limited liability company agreement of such Purchaser, or (b) violates the Delaware Limited Liability Company Act
(the "DLLCA") or any New York or federal law or, to the best of our knowledge, any order, writ, injunction or decree of any court or governmental instrumentality of the State of New York or the United States of America binding on such Purchaser.

         (10) Neither the execution and delivery of the Ormat Technologies
Guaranty, nor the consummation of the transactions therein contemplated, nor compliance with the provisions thereof, (a) violates any provision of the certificate of incorporation or bylaws of Ormat Technologies, or (b) violates the Delaware General Corporation Law (the "DGCL") or any New York or federal law or, to the best of our knowledge, any order, writ, injunction or decree of any court or governmental instrumentality of the State of New York or the United
States of America binding on Ormat Technologies.

         (11) No authorization, consent, waiver, approval or other action or consideration by, and no notice to or filing with any governmental or regulatory authority, body or instrumentality under New York or federal laws or the DLLCA or the DGCL is required for the due execution and delivery by the Ormat Entities of the Transaction Documents to which each such entity is party or the performance by the Ormat Entities of their respective obligations under such
Transaction Documents.

                  Our opinions set forth above are subject to the following
qualifications and limitations:

         (a) In rendering our opinions contained in paragraphs 9 and 10 above, we have not made any investigations of, and express no opinion concerning, laws, rules and regulations of the State of New York relating to health, safety, the environment, environmental contamination, land use or construction and all laws rules and regulations promulgated by political subdivisions of the State of New
York.

         (b) Our opinions contained in paragraphs 6 and 8 above with respect to the enforceability of the Transaction Documents are subject to the following qualifications:

            (i)   the enforceability of the Transaction Documents may be limited by the effect of bankruptcy, insolvency, reorganization,
                  arrangement, moratorium or other similar laws relating to or affecting the rights of creditors generally, including,
                  without limitation, laws relating to fraudulent transfers or conveyances, preferences and equitable subordination;

            (ii)  the enforceability of the Transaction Documents may be limited by statutory requirements with respect to good faith, fair dealing and commercial reasonableness, by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and by the effect of judicial decisions that have held that certain provisions are
                  unenforceable where their enforcement would violate the
                  implied covenant of good faith and fair dealing, or would be commercially unreasonable or where a default is not material;

            (iii) certain remedial provisions of the Transaction Documents are or may be unenforceable in whole or in part under the laws of the State of New York, but the inclusion of such provisions does not make the remedies afforded by the Transaction
                  Documents inadequate for the practical realization of the
                  rights and remedies afforded thereby; and

                                       2

            (iv)  the availability of equitable remedies, including without limitation specific performance and injunctive relief, is
                  subject to the discretion of the court before which any
                  proceedings therefore may be brought.

         (c) In giving the opinions set forth in paragraphs 6 and 8 above, we express no opinion as to:

            (i)   the enforceability of any provisions contained in the
                  Transaction Documents that purport to establish (or may be construed to establish) evidentiary standards;

            (ii)  the enforceability of forum selection clauses in federal courts;

            (iii) the legality, validity, binding effect or enforceability of any provision of the Transaction Documents insofar as it
                  provides for the payment or reimbursement of costs and
                  expenses or indemnification for claims, losses or liabilities in excess of a reasonable amount determined by any court or other tribunal;

            (iv)  the enforceability under certain circumstances of any provision indemnifying a party against liability for its own wrongful or negligent acts;

            (v)   the effect of the compliance or noncompliance of any Seller with any state or federal laws or regulations (including,
                  without limitation, any unpublished order, decree, or
                  directive issued by any governmental authority) applicable to such Seller because of its legal or regulatory status, the nature of its business, or its authority to conduct business in any jurisdiction;

            (vi)  the enforceability of any provision of any Transaction
                  Document that provides that the assertion or employment of any right or remedy shall not prevent the concurrent assertion or employment of any other right or remedy, or that each and
                  every remedy shall be cumulative and in addition to every
                  other remedy or that any delay or omission to exercise any right or remedy shall not impair any other right or remedy or constitute a waiver thereof; and

            (vii) the enforceability of any provisions providing for
                  indemnification or contribution to the extent such
                  indemnification or contribution violates the Securities Act, the Exchange Act or the securities laws of any state or is against public policy.

         (d) When in this opinion we have used the phrase "to the best of our knowledge," "known to us," or similar phrases, we have not made any independent investigation of the relevant facts for purposes of this opinion, but we have relied on the representations and warranties and other statements as to certain facts contained in the Examined Documents and in

                                       3

certificates of public officials, and the principal attorneys involved in the review of the Transaction Documents are not aware of any facts inconsistent therewith.

         (e) We do not express any opinion with respect to the law of any jurisdiction other than the federal laws of the United States, the laws of the
State of New York, the DGCL, and the DLLCA.

                  The opinion is being furnished to the addressees hereof and is intended solely for the benefit of the addressees hereof in connection with the
Transaction Documents. This opinion may be relied on solely as of the date hereof and we undertake no obligation to update or supplement this opinion after the date hereof for the benefit of the addressees or any other person. No person or entity other than the addressees hereof is entitled to rely on this opinion.
This opinion may not be used, circulated, quoted or otherwise referred to for any other purpose without our prior written consent.

                                       4

                                   SCHEDULE I

                               Purchased Interests

------------------------------------ ------------------------------------------
 SELLER                               INTEREST
 ------                               --------
------------------------------------ ------------------------------------------
 ESI BH                               General Partnership Interest of 50%
------------------------------------ ------------------------------------------
 TPC Brady                            General Partnership Interest of 50%
------------------------------------ ------------------------------------------

                                   SCHEDULE II

                           SELLER DISCLOSURE SCHEDULE

         Capitalized terms used in this Sellers Disclosure Schedule and not otherwise defined shall have the same meanings when used herein as in the Sale and Purchase Agreement to which this Schedule is attached.

Section 3.1(c):  ESI BH Consents.

         1. The right of Sierra to consent to the transfer of the Purchased
Interests to Purchasers pursuant to Section 26 of the PPA and the related Sierra
ROFR.

         2. The WSGC Rights arising pursuant to the Facility Operating Lease.

         3. The transfer of the Purchased Interest of ESI BH is subject to any limitations or any rights or obligations related thereto that may be imposed directly or indirectly on ESI BH pursuant to (i) that certain Agreement Relating to Transfer of Partneship Interest, dated May 9, 1995, between TPC Brady and ESI
Energy, Inc. (now known as ESI Energy, LLC), (ii) that certain Option and Put
Agreement, dated May 9, 1995, between such parties, and (iii) that certain
Pledge and Security Agreement, dated May 9, 1995, between such parties
(collectively, the "TPC Brady Acquisition Agreements"), which TPC Brady
Acquisition Agreements will be terminated by the parties thereto at Closing.

         4. Consent of TPC Brady to the transfer of ESI BH's partnership interest, pursuant to that certain Brady Power Partners First Amended and
Restated Agreement of General Partnership dated February 20, 1995, as amended by
Amendment No. 1 to Brady Power Partners First Amended and Restated Agreement of
General Partnership dated March 20, 1995 by and between ESI BH and TPC Brady.

         5. Consents under any of the documents to be terminated pursuant to the
BPP Restructuring prior to Closing.

         6. Consent under Grant of Easement Agreement dated March 27, 1998, from
David P. Frase, Timothy D. Frase and James W. Robert to BPP, recorded as document number 312853 in the Official Records of Churchhill County, Nevada.

Section 3.1(d):  ESI BH/BPP Government Approvals; Filings.

         The transactions contemplated by the Agreement will require post-Closing notice filings or additional applications to the following governmental agencies by BPP or Ormat:

         1. Nevada Division of Minerals.

         2. Nevada Division of Environmental Protection Bureau of Air Quality.
Note that Permit AP4911-0229 will expire on May 3, 2001. If the Closing has not occurred, a renewal application must be filed not less than 30-days before May
3, 2001.

         3. Nevada Division of Environmental Protection Bureau of Waste
Management.

         4. Nevada Division of Environmental Protection Bureau of Water
Pollution Control.

         5. Nevada Division of Industrial Relations.

         6. Nevada Division of Water Resources, State Engineer.

         7. Nevada Division of Wildlife (Industrial Pond Permit).

         8. Bureau of Land Management ("BLM").

         9. Nevada State Fire Marshal.

         10. Churchill County (business license (should be acquired before
Closing and Special Use Permit).

         11. Nevada Department of Transportation.

         12. Army Corps of Engineers.

         13. Notice of self-certification under the Public Utility Regulatory
Policies Act of 1978 and the related implementing regulations to be filed by BPP to reflect the transfer of the Purchased Interests to Purchasers.

         14. UCC-3 Termination Statement to be filed at Closing by ESI Energy,
LLC (as successor to ESI Energy, Inc.) with the California Secretary of State with respect to security interest granted by TPC Brady in favor of ESI BH pursuant to the Pledge and Security Agreement, dated May 9, 1995, by TPC Brady in favor of ESI Energy, Inc.

Section 3.1(e): Liens; Voting Agreements, outstanding rights relating to
Purchased Interests.

         1. The rights and obligations described in items 1, 2, 3 and 4 of
Section 3.1(c) hereof.

         2. The rights and obligations of each partner pursuant to the Brady
Power Partners First Amended and Restated Agreement of General Partnership dated
February 20, 1995, as amended by Amendment No. 1 to Brady Power Partners First
Amended and Restated Agreement of General Partnership dated March 20, 1995 by and between ESI BH and TPC Brady.

Section 3.1(f):  Litigation; Orders.

         1. Sierra Pacific Power Corporation v. Brady Power Partners, Supreme
Court of Nevada, Case No. 36480, on appeal from Brady Power Partners v. Sierra
Pacific Power Corporation, Third Judicial District for State of Nevada,
Churchill County, Case No. 24846, Dept. No. 2.

                                       2

         2. Gilroy Foods, Inc. and United Specialty Food Ingredients Company v.
Brady Power Partners, ESI BH Limited Partnership, TPC Brady, Inc., ESI Brady,
Inc., and Oxbow Power Services, Inc., CV-N-96-00283-HDM, U.S. DCT Northern
District of Nevada.

         3. On January 12, 2001, BPP received a letter from United States
Department of the Interior Minerals Management Service advising of lease audits for fiscal year 2002.

         4. Letter dated October 22, 1999 from United States Department of the
Interior Minerals Management Service regarding (i) Payment of Royalties on Hot
Water Transferred to Onion Plant; (ii) Captial Investments; (iii) Submission of
Forms MMS-2014; (iv) Analysis of Rent and Minimum Royalty; (v) Operations &
Maintenance (O&M) Expenses; and a Miscellaneous Questions List.

Section 3.1(i):  Laws and Orders.

         1. On January 12, 2001, BPP received a letter from United States
Department of the Interior Minerals Management Service advising of lease audits for fiscal year 2002.

         2. Letter dated October 22, 1999 from United States Department of the
Interior Minerals Management Service regarding (i) Payment of Royalties on Hot
Water Transferred to Onion Plant; (ii) Captial Investments; (iii) Submission of
Forms MMS-2014; (iv) Analysis of Rent and Minimum Royalty; (v) Operations &
Maintenance (O&M) Expenses; and a Miscellaneous Questions List.

Section 3.1(k):  Certain Changes.

         1. Any and all transactions related to the BPP Restructuring.

         2. Any negotiations with Sierra relating to, and entry into, the Sierra
Settlement.

         3. Accounts payable incurred in the ordinary course of business and other obligations arising under the provisions of any existing Contract incurred in the ordinary course of business.

         4. Distributions of cash to ESI BH or TPC Brady made prior to Closing.

Section 3.1(m):  Real Property.

         1. Each of the following United States Bureau of Land Management
("BLM") leases: N-10922, N-40353, N-40355, N-46566, N-62739, N-62741, N-65558,
N-65561.

         2. Geothermal Lease SPL-6282 dated October 10, 1984, as amended, between the Southern Pacific Land Company and Munson Geothermal, assigned to BPP pursuant to a Consent to Assignments and Sublease of Santa Fe Geothermal Lease,
dated as of June 30, 1992 between BPP and The Atchison, Topeka & Santa Fe
Railway Company (later acquired by the Burlington Northern Santa Fe Railway
Company by merger).

                                       3

         3. All royalty payments due with respect to the BLM Leases referred to in item 1 of this Section 3.1(m) may not have been timely paid. On January 12,
2001, BPP received a letter from United States Department of the Interior
Minerals Management Service advising of lease audits for fiscal year 2002.

Section 3.1(n):  Tangible Personal Property.

BRADY UNIT 1 VEHICLES
--------------------------------------------------------------------------
EQNO          Description                             Make/Model
==========================================================================
VEH-1         Wagon, 1993                             Jeep
VEH-2         Pickup, 4X4                             Dodge Dakota
VEH-3         Pickup,2X                               Dodge Dakota
VEH-4         Truck, Maintenance 1 Ton                Dodge
VEH-5         Truck, Boom                             5000 Ford
VEH-6         Bobcat                                  Bobcat

-
----------------------------------------------------
BRADY UNIT 1 POWER TOOLS
-----------------------------------------------------
Description                           Brand
-----------------------------------------------------
Welder (shop)                         Miller
Cutrring torch set
Hydraulic Bender                      Greenlee
Drill Press                           JET
Hydraulic press                       NORCO
Bench Grinder                         Baldor
Bench Grinder                         Baldor
Battery Charger                       Associated
ped mount tubing threader             GIDGID
Band saw HH                           Milwalkee
Rotary Hammer                         Milwalkee
Sawzall                               Milwalkee
Tubing Threader                       RIDGID
Grinder 4 inch                        Milwalkee
Grinder 8 inch                        Milwalkee
Electric Drill
Skill saw
Chop saw
Electric impact wrench
Generator
Pump
Pump
Floor Buffer
Oil pump electric

                                       4

BRADY UNIT 1 EQUIPMENT LIST
---------------------------------------------------------------------------------------------------------------------------------
Equipment No.       Description              Model No.      Manufacturer   Location       Comments
---------------------------------------------------------------------------------------------------------------------------------

52a-Breaker         Breaker, 52a Main                                      MCC Bldg       VPC-W Westinghouse EL

52a-Transformer     Transformer, Main                                      Substation     S# E-76130192 Delta Star EL
                    120kv/15kv

52b-Breaker         Breaker, 52b                                           MCC Bldg       VPC-W Westinghouse EL
                    Transformer B

52b-Transformer     Transformer, 15kv/5kv    1112206B 11W   Cooper         Substation     1112206B 11W Cooper Power Systems
                                                                                          EL    12.470KV-4.160KV,2000 KVA,
                                                                                          TAP Position C

52c-Breaker         Breaker, 52c                                           MCC Bldg       VPC-W Westinghouse EL
                    Transformer C

52c-Transformer     Transformer, 15kv/480v   1112206B 12W   Cooper         Substation     1112206B 12W Cooper Power Systems EL

52d-Breaker         Breaker, 52d                                           MCC Bldg       VPC-W Westinghouse EL
                    Transformer D

52d-Transformer     Transformer, 15kv/480v   1112206B 12W   Cooper         Substation     1112206B 12W Cooper Power Systems EL

52r-Breaker         Breaker, 52r Reactors                                  MCC Bldg       VPC-W Westinghouse EL

52r-Reactors        Reactors,                                                             EL
Aircond1            Air Conditioner, MCC                                   TG Bldg        WCC048F400AA Trane
                    Room

Aircond2            Air                      WCH090C400AA   TRANE          Shop           WCH090C400AA Trane SP
                    Conditioner, Control
                    Room

Bld-1               Maintenance Shop

Bld-2               Office And Control
                    Room

Bld-3               Turbine Bay

Bld-4               MCC Room And
                    Transformer Yard

Bld-5               Fire Pump Bldg.

Bld-6               Nalco 1340 Bldg

Bld-7               Lime And Caustic
                    Bldg.

C-2a                Compressor, Air #1       GA18-150       ATLAS          Shop           CAP:90 SCFM, Press:150 PSIG,
                                                                                          Type:Rotary Screw    Driver:25 HP,
                                                                                          GA18-150 Atlas CopCo

C-2b                Compressor, Air #2       GA18-150       ATLAS          Shop           CAP:90 SCFM, Press:150 PSIG,
                                                                                          Type:Rotary Screw    Driver:25 HP,
                                                                                          GA18-150 Atlas CopCo

C-2c                Compressor, Air #3       GA18-150       ATLAS          Shop           CAP:90 SCFM, Press:150 PSIG,
                                                                                          Type:Rotary Screw    Driver:25 HP,
                                                                                          GA18-150 Atlas CopCo

Cr1bridge Crane     Crane, Bridge                                          TG Building    8 TON AMERCIAN Equipment

                                       5

BRADY UNIT 1 EQUIPMENT LIST
--------------------------------------------------------------------------------------------------------------------------------
Equipment No.       Description             Model No.      Manufacturer   Location       Comments
--------------------------------------------------------------------------------------------------------------------------------

Ct-1                Cooling Tower           035CFF         ECODYNE        Cooling Tower  CIRC:28,000 GPM, Type: Counter Flow,
                                                                                         Mat: Trreated Firsize:54 X 54 X 2
                                                                                         Cells, Fan: Diameter 36 FT Driver:200
                                                                                         HP each Electric 1800/900 RPM 035CFF
                                                                                         Custodis-Ecodyne Inc.

Ct-1a-Gearbox       Gearbox, Cta            1712           AMARILLO       Cooling Tower  1712 Amarillo Gear Company GB
                                                                          Cell A

Ct-1a-Motor         Motor, Cooling Tower    6-364844-01    MAGNETEC       Cooling Tower  6-364844-01  S# BK1-80327 Magneteck
                    Fan #1                                                Cell A         Lous Allis MT 200HP

Ct-1a-Starter       Westinghouse Type J     #5             WESTINGH       MCC Building   Westinghouse #5
                    Starter

Ct-1b-Gearbox       Gearbox, Ctb            1712           AMARILLO       Cooling Tower  1712 Amarillo Gear Company GB
                                                                          Cell B

Ct-1b-Motor         Motor, Cooling Tower    6-364844-01    MAGNETEC       Cooling Tower  6-364844-01  S# BK1-80328 Magneteck
                    Fan #2                                                Cell B         Lous Allis MT 200HP

Ct-1b-Starter       Westinghouse Type J     #5             WESTINGH       MCC Building   Westinghouse #5
                    Starter

Ct-1c-Gearbox       Gearbox, Ctc            1712           AMARILLO       Cooling Tower  1712 Ammarillo Gear Company GB
                                                                          Cell C

Ct-1c-Motor         Motor, Cooling Tower    6-364844-01    MAGNETEC       Cooling Tower  6-364844-01 S# BK1-80326 Magneteck
                    Fan #3                                                Cell C         Lous Allis MT 200HP

Ct-1c-Starter       Westinghouse Type J     #5             WESTINGH       MCC Building   Westinghouse #5
                    Starter

Dcs                 Distributed Control                                   MCC Bldg       INFI90 Job#154 Bailey Controls IN
                    System

Dr-1a               Dryer, Air              SILVAN         SILVAN         Shop           CAP:250 SCFM, DEW POINT:-40 DEG.F,
                    Regenerative Tank #1    PV-1098                                      Press:150 PSIG @150 DEG.F

TG-1-E-1            Condenser, Contact                     GRAHAM         TG Building    Duty:215.5 MMBTU/HR, SIZE: 96" DIA. X
                    TG-1                                                                 24' 4" Length Shell:15 PSIG/Full
                                                                                         Vacuum @250 DEG.F, Mat: 304L
                                                                                         SSTRIM:3"-SC-306-HA-N MFG:GRAHAM

TG-2-E-2            Condenser, Contact                     GRAHAM         TG Building    Duty:152.52 MMBTU/HR, Size: 96" DIA.
                    TG-2                                                                 X 24' 4" Length Shell:15 PSIG/Full
                                                                                         Vacuum @250 DEG.F, Mat: 304L
                                                                                         SSTRIM:3"-SC-315-HA-N MFG:GRAHAM

E-4a                Intercondenser,         24MM           GRAHAM         Ejector        Type:Direct Contact, Duty:4.943
                    Ejector, #1stage                                      Platform       MMBTU/HR, Circulation: 575 GPM,
                                                                                         SIZE:24" O.D. X 10'3" H
                                                                                         Mat:304L SS,
                                                                                         TRIM:3/4"-SC-335-HA-F 24MM Graham Mfg.

                                       6

BRADY UNIT 1 EQUIPMENT LIST
----------------------------------------------------------------------------------------------------------------------------------
Equipment No.       Description             Model No.      Manufacturer   Location         Comments
----------------------------------------------------------------------------------------------------------------------------------

E-4b                Aftercondenser,         20MM           GRAHAM         Ejector          Type:Direct Contact, Duty:4.157
                    Ejector, #2stage                                      Platform         MMBTU/HR, Circulation:435 GPM,
                                                                                           SIZE:20" O.D. X 10' H Mat:304L SS,
                                                                                           TRIM:3/4"-SC-336-HA-F 20MM Graham Mfg.

Gasair Compress     Compressor, Gas Air     10 F G T       INGERSOL                        10 F G T Ingersol-Rand

Gaswelder           Welder, Gas Arc                                                        Trailblazer Miller

MCC-5kv             Motor Control Center    25-319-895-501 SIEMANS        MCC Bldg         25-319-895-501 SIEMANS Electrical EL
                    4160v

MCC-A               Motor Control Center    2100           WESTINGH       MCC Bldg         2100 Westinghouse EL
                    480v 'A'

MCC-B               Motor Control Center    2100           WESTINGH       MCC Bldg         2100 Westinghouse EL
                    480v 'B'

MCC-C               Motor Control Center    2100           WESTINGH       MCC Bldg         2100 Westinghouse EL
                    480v (T-1

MCC-D               Motor Control Center    2100           WESTINGH       MCC Bldg         2100 Westinghouse EL
                    480v (T-2

MCC-E               Motor Control Center    2100           WESTINGH       MCC Bldg         2100 Westinghouse EL
                    480v (T-3

MCC-Tie Breaker     Breaker, Tie MCC Room                  SIEMANS        MCC Bldg         SIEMANS Electrical EL

Ois-10              Operator Interface                                    Control Room     OIS 10 Bailey Controls IN
                    System

P-7-Pump            Pump, Sump              3171           GOULDS         Condensate Pit   CAP:200 GPM, Delta P:24 PSI,
                                                                                           Type:Centrifugal Specific GR:1.0
                                                                                           Driver:7.5 HP, 3171 GOULDS Pumps

P-10-Megator-Mo     Motor For Megator                                                      GX12O GX160 HONDA
                    Pump

P-10-Megator-Pm     Megator Pump, Type L                                                   L-100 (SYSTEM - 3) MEGATOR
                    And H

P-10-Trash-Pump     Trash Pump                                                             WAF 1007369 HONDA

P-11-Pump           Pump, Cooling Tower     PH241          DEAN PMP       Condensate Pit   CAP:600 GPM, TDH:20 PSI,
                    Blowdown Ct                                                            Type:Centrifugal, Specific
                                                                                           GR:0.992, Driver:10 HP
                                                                                           PH241 DEAN Pumps
P-11-Motor          Motor, Ct Blowdown                     US MOTOR       Condensate Pit   HP:10  657073/V03U0410334R-1 US MOTORS
                    Pump
P-12-Pump           Pump, Fire Water        MI PATTERSON   PATTERSO       Fire Pump        CAP:1500 GPM, TEST CAP:2250 GPM,
                    (Diesel)                                              Building         TDH:120 PSI DP,  Type:Horizontal
                                                                                           Centrifugal, Specific GR:1.0,
                                                                                           Driver:182 HP DIESEL MI Patterson

                                       7

BRADY UNIT 1 EQUIPMENT LIST
----------------------------------------------------------------------------------------------------------------------------------
Equipment No.       Description             Model No.      Manufacturer   Location         Comments
----------------------------------------------------------------------------------------------------------------------------------

P-13-Pump           Pump,Fire Water         MABS           PATTERSO       Fire Pump        CAP:1500 GPM, TEST CAP:2250 GPM,
                    (Electric)              PATTERSON                     Building         TDH:120 PSI DP,  Type:Horizontal
                                                                                           Centrifugal, Specific GR:1.0,
                                                                                           Driver:150 Electrical MABS PATTERSON

P-14-Pump           Pump,Fire Water         CR4-80U        GRUNDFOS       Fire Pump        CAP:20 GPM, TDH:120 PSI DP, Specific
                    Jockey                                                Building         GR:1.0, Type:Horizontal Centrifugal,
                                                                                           Driver:3HP Electrical CR4-80U
                                                                                           GRUNDFOS Pumps

P-16-Pump           Pump,Utility Water      CR2-40U        GRUNDFOS       Fire Pump        CAP:10 GPM, Delta P:60 PSI,
                                                                          Building         Type:Vertical Centrifugal Specific
                                                                                           GR:1.0, Driver:1 HP CR2-40U GRUNDFOS
                                                                                           Pumps

P-17-Pump           Pump,Wetdown            80S50-5        GRUNDFOS       Cooling Tower    CAP:100 GPM, Delta P:61 PSI, Mat:316
                                                                          Area             SS Type:Submersible Centrifugal,
                                                                                           Specific GR:1.0 Driver:5 HP 3600 RPM
                                                                                           80S50-5 GRUNDFOS Pumps

P-18-Pump           Pump, Lake Brady                                      Lake Brady       6RB60-4  S.N. 43156 CORNELL
                    Dewatering

P-1a-Pump           Pump, Condensate        27FKH          PEABODY        TG Building      CAP:7758 GPM, Delta P:45 PSI,
                                                                                           Specific GR:0.992   Type:Vertical
                                                                                           Turbine, Material:316 SS,
                                                                                           Driver:250HP @1200 RPM,
                                                                                           27FKH PEABODY FLOWAY

P-1a-Motor          Motor, Condensate       651790         US MOTOR       Condensate Pit   HP:250, RPM:1200
                    250hp                                                                  PN:651790/V01U212661R-1

P-1b-Pump           Pump, Condensate        27FKH          PEABODY        TG Building      CAP:7758 GPM, Delta P:45 PSI,
                                                                                           Specific GR:0.992   Type:Vertical
                                                                                           Turbine, Material:316 SS,
                                                                                           Driver:250HP @1200 RPM,
                                                                                           27FKH PEABODY FLOWAY

P-1b-Motor          Motor, Condensate       651790         US MOTOR       Condensate Pit   HP:250, RPM:1200
                    250hp                                                                  PN:651790/V01U212661R-1

P-2a-Pump           Pump, Condensate        22BKH          PEABODY        TG Building      22BKH PEABODY FLOWAY PP

P-2a-Motor          Motor, Condensate                      US MOTOR       Condensate Pit   651792/V01U21205668R-4 US MOTORS MT
                    200hp

P-2b-Pump           Pump, Condensate        22KBH          PEABODY        TG Building      22BKH PEABODY FLOWAY PP

P-2b-Motor          Motor, Condensate                      US MOTOR       Condensate Pit   651792/V01U21205668R-2 US MOTORS MT
                    200hp

P-3a-Pump           Pump, Condensate                                      TG Building      22BKH PEABODY FLOWAY PP

P-3a-Motor          Motor, Condensate                                     Condensate Pit   651792/V01U21205668R-3 US MOTORS MT
                    200hp

P-3b-Pump           Pump, Condensate                                      TG Building      22BKH PEABODY FLOWAY PP

P-3b-Motor          Motor, Condensate                                     Condensate Pit   651792/V01U21205668R-1 US MOTORS MT
                    200hp

                                       8

BRADY UNIT 1 EQUIPMENT LIST
----------------------------------------------------------------------------------------------------------------------------------
Equipment No.       Description             Model No.      Manufacturer   Location         Comments
----------------------------------------------------------------------------------------------------------------------------------

P-49a-Pump          Pump, Metering Chem                    MILTON R       Chemical Bldg    CAP:2.8 GPH, Delta P:1100 PSI,
                    Brine Inlet                                                            Material:316 SS  Driver: 1/4HP 1750 RPM

P-49b-Pump          Pump, Metering Chem                    MILTON R       Chemical Bldg    CAP:2.8 GPH, Delta P:1100 PSI,
                    Brine Inlet                                                            Material:316 SS  Driver: 1/4HP 1750 RPM

P-50a-Motor         Motor, Injection                                      Seal Water       HP:3,
                    Seal Water 3/4                                        Inj Pump

P-50a-Pump          Pump, Injection Seal                                  Seal Water       CAP:4.5 GPM, TDH:157 PSI, Driver:3
                    Water 'A'                                             Inj Pump         HP, Type: Centrifugal, Specific
                                                                                           GR:0.992 142 MTH PUMP CO. PP

P-50b-Motor         Motor, Injection                                                       HP:3
                    Seal Water 3/4

P-50b-Pump          Pump, Injection Seal                                  Injection Pump   CAP:4.5 GPM, TDH:157 PSI, Driver:3
                    Water 'B'                                                              HP, Type: Centrifugal, Specific
                                                                                           GR:0.992 142 MTH PUMP CO. PP

P-71-Pump           Pump, Lube Oil          4323-P         TEXSTEAM       North Well       CAP:12 GPD, DIS.Press:500 PSIG,
                    (82a-11)                                              Field            DR:1/2HP @1750RPM Type:Positive
                                                                                           Displacement    4323-P TEXSTEAM

Tk-41               Tank, Lube Oil          3751K14                       North Well       CAP:55 GAL, Material: Polyethlene
                    (82a-11)                                              Field            3751K14 MCMASTER-CARR

P-51-Motor          Motor,600hp (82a-11)                   GE             North Well       HP:600,
                                                                          Field            RPM:1780
                                                                                           Reduced Voltage STARTING
                                                                                           Auto-Transformer Type
                                                                                           General Electric

P-51-Multilen       Relay,Motor             269            MULTILIN       North Well
                    Management                                            Field

P-51-Pump           Pump,Well (82a-11)      10X12EHHC      GOULDS         North Well       CAP:1190 GPM @1486 FT TDH,
                                                                          Field            DIS.Press:194 PSIG Driver:
                                                                                           600HP/1780RPM Reduced Voltage
                                                                                           Starting Auto-Transformer Type
                                                                                           10X12EHHC GOULDS

E-81                Cooler,Seal Water       3515K12        HAYDEN         North Well       Duty:30,000 BTU/HR, CAP:7.5 GPM,
                    (82a-11)                                              Field            Delta P:5.0 PSI
                                                                                           3515K12 HAYDEN

P-61a-Motor         Motor,Seal Water                                      North Well       HP:1, RPM:3600
                    (82a-11)                                              Field

P-61a-Pump          Pump,Seal Water         051C           MTH            North Well       CAP:5.6 GPM, Delta P:108 PSIG,
                    (82a-11)                                              Field            Driver:1HP 3600RPM
                                                                                           051C MTH Pumps

Tk-31               Tank,Seal Water         3751K14                       North Well       CAP:55 GAL, Material: Polyethlene
                    (82a-11)                                              Field            3751K14 MCMASTER-CARR

                                       9

BRADY UNIT 1 EQUIPMENT LIST
----------------------------------------------------------------------------------------------------------------------------------
Equipment No.       Description             Model No.      Manufacturer   Location         Comments
----------------------------------------------------------------------------------------------------------------------------------

MCC-Aa              Switchgear, 5kv         VPC-W          WESTINGH       North Well       VPC-W 1200 SERIES Westinghouse EL
                    (82a-11) Field

Aa-Substation       Transformer,            00952V13K15S   Cooper         North Well       00952V13K15S Cooper Power Systems
                    15kv/5kv (82a-11)                                     Field

P-72-Pump           Pump, Lube Oil          4323-P         TEXSTEAM       South Well       CAP:12 GPD, DIS.Press:500 PSIG,
                    (48a-1)                                               Field            DR:1/2HP @1750RPM Type:Positive
                                                                                           Displacement    4323-P TEXSTEAM

P-52-Motor          Motor,600hp (48a-1)                    GE             South Well       HP:600, RPM:1780
                                                                          Field            Reduced Voltage STARTING
                                                                                           Auto-Transformer Type
                                                                                           General Electric

P-52-Multilen       Relay,Motor             269            MULTILIN       South Well
                    Management                                            Field

P-52-Pump           Pump,Well (48a-1)       10X12EHHC      GOULDS         South Well       CAP:1760GPM@917 FT TDH, Dis.
                                                                          Field            Press:182 PSIG Driver: 600HP/1780RPM
                                                                                           Reduced Voltage Starting
                                                                                           Auto-Transformer Type
                                                                                           10X12EHHC GOULDS

E-12                Cooler,Seal Water       3525K12        HAYDEN         South Well       Duty:13,800 BTU/HR CAP:7.5 GPM Delta
                    Skid (48a-1)                                          Field            P:10.45 PSI
                                                                                           3525K12 HAYDEN

P-62b-Motor         Motor,Seal Water                                      South Well       HP:1, RPM:3600
                    (48a-1)                                               Field

P-62b-Pump          Pump,Seal Water         051C           MTH            South Well       CAP:5.6 GPM, Delta P:108 PSIG,
                    (48a-1)                                               Field            Driver:1HP 3600RPM
                                                                                           051C MTH Pumps

Tk-32               Tank, Seal Water        3751K14                       South Well       CAP:55 GAL, Material: Polyethlene
                    (48a-1)                                               Field            3751K14 MCMASTER-CARR

MCC-Bb              Switchgear, 5kv         VPC-W          WESTINGH       South Well       VPC-W Westinghouse EL
                    (48a-1) Field

Bb-Substation       Transformer,            00952V13K15S   Cooper         South Well       00952V13K15S Cooper Power Systems EL
                    15kv/5kv (48a-1)                                      Field

P-73-Pump           Pump,Lube Oil (27-1)    4323-P         TEXSTEAM       North Well       CAP:12 GPD, Dis. Press:500 PSIG,
                                                                          Field            DR:1/2HP @1750RPM Type:Positive
                                                                                           Displacement Moved From 56-1 4323-P
                                                                                           Texsteam

P-53-Motor          Motor, 700hp (27-1)                    GE             North Well       HP:700, RPM:1780
                                                                          Field            Reduced Voltage Starting
                                                                                           Auto-Transformer Type
                                                                                           General Electric

P-53-Multilen       Relay, Motor            269            MULTILIN       South Well
                    Management                                            Field

                                       10

BRADY UNIT 1 EQUIPMENT LIST
----------------------------------------------------------------------------------------------------------------------------------
Equipment No.       Description             Model No.      Manufacturer   Location         Comments
----------------------------------------------------------------------------------------------------------------------------------

P-53-Pump           Pump,Well (27-1)        10X12EHHC      GOULDS         North Well       CAP:1775 GPM @737 FT TDH,
                                                                          Field            DIS.Press:182 PSIG Driver:
                                                                                           700HP/1780RPM Reduced Voltage
                                                                                           Starting Auto-Transformer Type Moved
                                                                                           From 56-1 10X12EHHC GOULDS

E-13                Cooler, Seal Water      3525K12                       North Well       Duty:13,800 BTU/HR CAP:7.5 GPM Delta
                    Skid (27-1)                                           Field            P:10.45 PSI  moved from 56-1 3525K12
                                                                                           HAYDEN

P-63c-Motor         Motor, Seal Water                                     North Well       HP:1, RPM:3600
                    (27-1)                                                Field            Moved From 56-1

P-63c-Pump          Pump, Seal Water        051C           MTH            North Well       CAP:5.6 GPM, Delta P:108 PSIG,
                    (27-1)                                                Field            Driver:1HP 3600RPM moved from 56-1
                                                                                           051C MTH Pumps

Tk-33               Tank, Seal Water        3751K14                       North Well       CAP:55 GAL, Material: Polyethlene
                    (27-1)                                                Field            moved from 56-1
                                                                                           3751K14 MCMASTER-CARR

MCC-Cc              Switchgear, 5kv         VPC-W          WESTINGH       North Well       VPC-W Westinghouse EL
                    (27-1)                                                Field            moved from 56-1

Cc-Substation       Transformer,            00952V13K15S   Cooper         North Well       00952V13K15S Cooper Power Systems EL
                    15kv/5kv (27-1)                                       Field            moved from 56-1

P-74-Pump           Pump, Lube Oil          4323-P         TEXSTEAM       South Well       CAP:12 GPD, DIS.Press:500 PSIG,
                    (56b-1)                                               Field            DR:1/2HP @1750RPM Type:Positive
                                                                                           Displacement    4323-P TEXSTEAM

Tk-44               Tank, Lube Oil          3751K14                       South Well       CAP:55 GAL, Material: Polyethlene
                    (56b-1)                                               Field            3751K14 MCMASTER-CARR

P-54-Motor          Motor, 500hp (56b-1)                   GE             South Well       HP:600, RPM:1780
                                                                          Field            Reduced Voltage STARTING
                                                                                           Auto-Transformer Type
                                                                                           General Electric

P-54-Multilen       Relay, Motor            269            MULTILIN       South Well
                    Management                                            Field

P-54-Pump           Pump,Well (56b-1)       10X12EHHC      GOULDS         South Well       CAP:1138 GPM @745 FT TDH,
                                                                          Field            DIS.Press:182 PSIG Driver:
                                                                                           600HP/1780RPM Reduced Voltage
                                                                                           Starting Auto-Transformer Type
                                                                                           10X12EHHC GOULDS

E-14                Cooler, Seal Water      3525K12                       South Well       Duty:13,800 BTU/HR CAP:7.5 GPM Delta
                    Skid (56b-1)                                          Field            P:10.45 PSI
                                                                                           3525K12 HAYDEN

P-64d-Motor         Motor, Seal Water                                     South Well       HP:1, RPM:3600
                    (56b-1)                                               Field

P-64d-Pump          Pump, Seal Water        051C           MTH            South Well       CAP:5.6 GPM, Delta P:108 PSIG,
                    (56b-1)                                               Field            Driver:1HP 3600RPM
                                                                                           051C MTH Pumps

                                       11

BRADY UNIT 1 EQUIPMENT LIST
----------------------------------------------------------------------------------------------------------------------------------
Equipment No.       Description             Model No.      Manufacturer   Location         Comments
----------------------------------------------------------------------------------------------------------------------------------

Tk-34               Tank, Seal Water        3751K14                       South Well       CAP:55 GAL, Material: Polyethlene
                    (56b-1)                                               Field            3751K14 McMaster-Carr

MCC-Dd              Switchgear, 5kv         VPC-W          WESTINGH       South Well       VPC-W Westinghouse EL
                    (56b-1) Field

Dd-Substation       Transformer,            00952V13K15S   Cooper         South Well       00952V13K15S Cooper Power Systems
                    15kv/5kv (56b-1)                                      Field

P-75-Pump           Pump, Lube Oil (46-1)   4323-P         TEXSTEAM       South Well       CAP:12 GPD, DIS.Press:500 PSIG,
                                                                          Field            DR:1/2HP @1750RPM Type:Positive
                                                                                           Displacement       4323-P TEXSTEAM

Tk-45               Tank, Lube Oil (46-1)   3751K14                       South Well       CAP:55 GAL, Material: Polyethlene
                                                                          Field            3751K14 McMasterCarr

P-55-Motor          Motor,500hp (46-1)                     GE             South Well       HP:600, RPM:1780
                                                                          Field            Reduced Voltage Starting
                                                                                           Auto-Transformer Type
                                                                                           General Electric

P-55-Multilen       Relay,Motor             269            MULTILIN       South Well
                    Manangement                                           Field

P-55-Pump           Pump,Well (46-1)        10X12EHHC      GOULDS         South Well       CAP:1792 GPM @745 FT TDH,
                                                                          Field            DIS.Press:182 PSIG Driver:
                                                                                           600HP/1780RPM Reduced Voltage
                                                                                           Starting Auto-Transformer Type
                                                                                           10X12EHHC GOULDS

E-15                Cooler,Seal Water       3525K12                       South Well       Duty:13,800 BTU/HR CAP:7.5 GPM Delta
                    Skid (46-1)                                           Field            P:10.45 PSI 3525K12 HAYDEN

P-65e-Motor         Motor,Seal Water                                      South Well       HP:1, RPM:3600
                    (46-1)                                                Field

P-65e-Pump          Pump,Seal Water         051C           MTH            South Well       CAP:5.6 GPM, Delta P:108 PSIG,
                    (46-1)                                                Field            Driver:1HP 3600RPM 051C MTH Pumps

Tk-35               Tank,Seal Water         3751K14                       South Well       CAP:55 GAL, Material: Polyethlene
                    (46-1)                                                Field            3751K14 McMaster-Carr

MCC-Ee              Switchgear,5kv (46-1)                                 South Well       VPC-W Westinghouse EL
                                                                          Field

Ee-Substation       Transformer,15kv/5kv                                  South Well       00952V13K15S Cooper Power Systems
                    (46-1)                                                Field

P-76-Pump           Pump,Lube Oil (46a-1)   4323-P         TEXSTEAM       South Well       CAP:12 GPD, DIS. Press:500 PSIG, DR:
                                                                          Field            1/2HP@1750RPM Type:Positive
                                                                                           Displacement 4323-P TEXSTEAM

Tk-46               Tank,Lube Oil (46a-1)   3751K14                       South Well       Cap:55 Gal, Material: Polyethlene
                                                                          Field            3751K14 McMaster-Carr

                                       12

BRADY UNIT 1 EQUIPMENT LIST
----------------------------------------------------------------------------------------------------------------------------------
Equipment No.       Description             Model No.      Manufacturer   Location         Comments
----------------------------------------------------------------------------------------------------------------------------------

P-56-Motor          Motor,500hp (46a-1)                    GE             South Well       HP:600, RPM:1780 Reduced Voltage
                                                                          Field            Starting Auto-Transformer Type
                                                                                           General Electric

P-56-Multilen       Relay,Motor             269            MULTILIN       South Well
                    Management                                            Field

P-56-Pump           Pump,Well (46a-1)       10X12EHHC      GOULDS         South Well       CAP:1797 GPM @745 FT TDH,
                                                                          Field            DIS.Press:182 PSIG Driver:
                                                                                           600HP/1780RPM Reduced Voltage
                                                                                           Starting Auto-Transformer Type
                                                                                           10X12EHHC GOULDS

E-16                Cooler,Seal Water       3525K12                       South Well       Duty:13,800 BTU/HR CAP:7.5 GPM Delta
                    Skid (46a-1)                                          Field            P:10.45 PSI
                                                                                           3525K12 HAYDEN

P-66f-Motor         Motor,Seal Water                                      South Well       HP:1, RPM:3600
                    (46a-1)                                               Field

P-66f-Pump          Pump,Seal Water         051C           MTH            South Well       CAP:5.6 GPM, Delta P:108 PSIG,
                    (46a-1)                                               Field            Driver:1HP 3600RPM 051C MTH Pumps

Tk-36               Tank,Seal Water         3751K14                       South Well       Cap:55 Gal, Material: Polyethlene
                    (46a-1)                                               Field            3751K14 McMaster-Carr

MCC-Ff              Switchgear,5kv          VPC-W          WESTINGH       South Well       VPC-W Westinghouse EL
                    (46a-1) Field

Ff-Substation       Transformer,15kv/5kv    00952V13K15S   Cooper         South Well       00952V13K15S Cooper Power Systems
                    (46a-1)                                               Field

P-77-Pump           Pump,Lube Oil (47a-1)   4323-P         TEXSTEAM       South Well       CAP:12 GPD, DIS.Press:500 PSIG,
                                                                          Field            DR:1/2HP @1750RPM Type:Positive
                                                                                           Displacement 4323-P TEXSTEAM

Tk-47               Tank,Lube Oil (47a-1)   3751K14                       South Well       CAP:55 GAL, Material: Polyethlene
                                                                          Field            3751K14 McMaster-Carr

P-57-Motor          Motor,500hp (47a-1)                    GE             South Well       HP:600, RPM:1780
                                                                          Field            Reduced Voltage Starting
                                                                                           Auto-Transformer Type
                                                                                           General Electric

P-57-Multilen       Relay,Motor             269            MULTILIN       South Well
                    Management                                            Field

P-57-Pump           Pump,Well (47a-1)       10X12EHHC      GOULDS         South Well       CAP:1751 GPM @745 FT TDH,
                                                                          Field            DIS.Press:182 PSIG
                                                                                           Driver:600HP/1780RPM Reduced Voltage
                                                                                           Starting  Auto-Transformer Type
                                                                                           10X12EHHC GOULDS

E-17                Cooler,Seal Water       3525K12                       South Well       Duty:13,800 BTU/HR CAP:7.5 GPM Delta
                    Skid (47a-1)                                          Field            P:10.45 PSI 3525K12 HAYDEN

                                       13

BRADY UNIT 1 EQUIPMENT LIST
----------------------------------------------------------------------------------------------------------------------------------
Equipment No.       Description             Model No.      Manufacturer   Location         Comments
----------------------------------------------------------------------------------------------------------------------------------

P-67G-Motor         Motor,Seal Water                                      South Well       HP:1, RPM:3600
                    (47a-1)                                               Field

P-67G-Pump          Pump,Seal Water         051C           MTH            South Well       CAP:5.6 GPM, Delta P:108 PSIG,
                    (47a-1)                                               Field            Driver:1HP 3600RPM 051C MTH Pumps

TK-37               Tank,Seal Water         3751K14                       South Well       Cap:55 Gal, Material: Polyethlene
                    (47a-1)                                               Field            3751K14 McMaster-Carr

MCC-GG              Switchgear,5kv          VPC-W          WESTINGH       South Well       VPC-W Westinghouse EL
                    (47a-1) Field

GG-Substation       Transformer,15kv/5kv                                  South Well       00952V13K15S Cooper Power Systems
                    (47a-1)                                               Field

P-78-Pump           Pump,Lube Oil (47c-1)   4323-P         TEXSTEAM       South Well       CAP:12 GPD, DIS.Press:500 PSIG,
                                                                          Field            DR:1/2HP @1750RPM Type:Positive
                                                                                           Displacement 4323-P TEXSTEAM

TK-48               Tank,Lube Oil (47c-1)   3751K14                       South Well       Cap:55 Gal, Material: Polyethlene
                                                                          Field            3751K14 McMaster-Carr

P-58-Motor          Motor,500hp (47c-1)                    GE             South Well       HP:600, RPM:1780 Reduced Voltage
                                                                          Field            Starting Auto-Transformer Type
                                                                                           General Electric

P-58-Multilen       Relay,Motor             269            MULTILIN       South Well
                    Management                                            Field

P-58-Pump           Pump,Well (47c-1)       10X12EHHC      GOULDS         South Well       CAP:1793 GPM @745 FT TDH,
                                                                          Field            DIS.Press:182 PSIG Driver:
                                                                                           600HP/1780RPM Reduced Voltage
                                                                                           Starting Auto-Transformer Type
                                                                                           10X12EHHC GOULDS

E-18                Cooler,Seal Water       3525K12                       South Well       Duty:13,800 BTU/HR CAP:7.5 GPM Delta
                    Skid (47c-1)                                          Field            P:10.45 PSI
                                                                                           3525K12 HAYDEN

P-68h-Motor         Motor,Seal Water                                      South Well       HP:1, RPM:3600
                    (47c-1)                                               Field

P-68h-Pump          Pump,Seal Water         051C           MTH            South Well       CAP:5.6 GPM, Delta P:108 PSIG,
                    (47c-1)                                               Field            Driver:1HP 3600RPM
                                                                                           051C MTH Pumps

Tk-38               Tank,Seal Water         3751K14                       South Well       Cap:55 Gal, Material: Polyethlene
                    (47c-1)                                               Field            3751K14 McMaster-Carr

MCC-Hh              Switchgear,5kv          VPC-W          WESTINGH       South Well       VPC-W Westinghouse EL
                    (47c-1) Field

Hh-Substation       Transformer,15kv/5kv    00952V13K15S   Cooper         South Well       00952V13K15S Cooper Power Systems
                    (47c-1)                                               Field

P-5a-Pump           Pump,Auxilliary         PH251          DEAN PMP       Condensate Pit   Cap:1860 GPM, The:25 PSI,Type:
                    Cooling Water                                                          Centrifugal, Specific GR: 1.0,
                                                                                           Driver:40 HP PH251 Dean Pumps

P-5a-Motor          Motor,Auxillary                                       Condensate Pit   HP:40
                    Cooling Water

                                       14

BRADY UNIT 1 EQUIPMENT LIST
----------------------------------------------------------------------------------------------------------------------------------
Equipment No.       Description             Model No.      Manufacturer   Location         Comments
----------------------------------------------------------------------------------------------------------------------------------

P-5b-Pump           Pump,Auxilliary         PH251          DEAN PMP       Condensate Pit   Cap:1860 GPM, The:25 PSI,Type:
                    Cooling Water                                                          Centrifugal, Specific GR: 1.0,
                                                                                           Driver:40 HP PH251 Dean Pumps

P-5b-Motor          Motor,Auxillary                                       Condensate Pit   MT
                    Cooling Water

P-6a-Pump           Pump,Injection          19FKM          PEABODY        Separator Area   CAP:5200 GPM, Delta P:90 PSI,
                                                                                           Driver:350HP 1800RPM
                                                                                           Type:Centrifugal, Material:C.I.
                                                                                           Pumping Temp:Normal 240 Deg.F Max 280
                                                                                           DEF.F Specific GR: 0.947 19FKM
                                                                                           Peabody Floway

P-6a-Motor          Motor,Injection 450hp                  US             Separator Area   HP:350, 652832/U1ZU2390429R-2 US MOTORS

P-6b-Pump           Pump,Injection          19KFM          PEABODY        Separator Area   CAP:5200 GPM, Delta P:90 PSI,
                                                                                           Driver:350HP 1800RPM
                                                                                           Type:Centrifugal, Material:C.I.
                                                                                           Pumping Temp:Normal 240 Deg.F Max 280
                                                                                           Def.F Specific GR:0.947
                                                                                           19FKM Peabody Floway

P-6b-Motor          Motor,Injection 350hp                  US             Separator Area   HP:350, 652832/U1ZU2390429R-2 US MOTORS

Pl-200              Piping System (Brine                                  Pw's To Plant    GS
                    Supply)                                               Inlet

Pl-500              Piping System (Brine                                  Fv-511 To Inj    GS
                    Injection                                             Wells

Pl-Cooling Wat      Piping Syster                                         Ct To Plant
                    (Cooling Water S

Pl-Domestic Wa      Piping System                                         Fire Bldg To
                    (Domestic Water)                                      Control

Pl-Fire             Pipe System (Fire)                                    Fire Bldg To
                                                                          Plant

Pl-Ncg              Piping System (Ncg)                                   TG Cond To
                                                                          Cooling T

Pl-Plant Air        Piping System (Plant                                  Maint Bldg To
                    Air)                                                  Plant

S-3a-Pond Silen     Silencer,Pond                                         Brady Lake       SIZE:5'6" ID X 16' H, Mat:
                                                                          Area

S-3b-Pond Silen     Silencer,Pond                                         Brady Lake
                                                                          Area

St-1                Strainer,Injection      HVS-F          HENDRIX        Injection        CAP:12,300 GPM @250 DEG.F, Delta P:
                                                                          System           Less than 5PSI Press: 200PSI@350
                                                                                           Deg.F, Shell Material: A-285-C
                                                                                           Internal Material: 316L SS HVS-F
                                                                                           Hendrix Steel

Etg-1breaker        Breaker,Generator       VPC-W          WESTINGH       MCC              VPC-W Westinghouse EL
                    TG-1

                                       15

BRADY UNIT 1 EQUIPMENT LIST
----------------------------------------------------------------------------------------------------------------------------------
Equipment No.       Description             Model No.      Manufacturer   Location         Comments
----------------------------------------------------------------------------------------------------------------------------------

TG-1-Gb-1           Gearbox                 92857180       NUTTAL         TG Building      92857180 NUTTAL
                    TG-1

TG-1-G-1            Generator,              911053-03      IDEAL          TG Building      Type:Synchronous, Rating:8889 KVA@0.9
                    8200kw TG-1                                                            PF, Voltage:12.47 KV, Speed:1,800
                                                                                           RPM, Excitation: Brushless

TG-1-Hyd.Pump#1     Pump,Hydraulic          PVB10RSY30C10  VICKERS        TG Hydraulic     PVB-10-RSY-30-C-10 Vickers
                    #1 TG-1                                               Skid

TG-1-Hyd.Tank       Tank,Hydraulic Power                   AUTOMAX        TG Building      AUTOMAX TK
                    Pack TG-1

TG-1-Lo.Cool#1      Cooler #1,Lube          TYPE 500       AMERICAN       TG Lube Oil      Type 500 American Precision Ind.
                    Oil TG-1                                              Skid

TG-1-Lo.Heater      Heater,Lube             TMO-304155E22  CHROMALO       TG Building      TMO-304155E2 Chromalox EL
                    Oil TG-1

TG-1-Lo.Pump Ac     Pump,Auxilliary Oil     C3E1C-187      IMO            TG Buliding      C3E1C-187 IMO Industries Ind.
                    (Ac) TG-1

TG-1-Lo.Pump Dc     Pump,Emergency Oil      C3E1C-200      IMO            TG Building      C3E1C-200 IMO Industries Inc.
                    (Dc) TG-1

TG-1-Lo.Pump Ma     Pump,Main               3D-BC-250      IMO            TG Building      3D-BC-250 IMO Industries Inc.
                    Oil TG-1

TG-1-Tk-1           Skid,Lube                              GEOTHERM       TG Building      Cap:715 Gal, AC/Pump:73 GPM with 10
                    Oil TG-1                                                               HP Motor DC/Pump: 40 GPM with 5 HP
                                                                                           Motor, C.W. Rate:75 GPM Oil
                                                                                           Cooler:604,000 BTU/HR MFG:Geothermal Co.

Etg-1pwr.Meter      Transducer,Power                                      Turb Control     WHR33U-Z RIS
                    TG-1                                                  Panel

TG-1                Skid,Turbine            CC-55          GEOTHERM       TG Building      CL-55 Geothermal Power Co.
                    Generator TG-1

TG-1-T-1            Turbine,Steam Low       CL-55          GE             TG Building      Type:4 Stage Double Flow, Rating:7.85
                    Press TG-1                                                             MW,  Speed:4352 RPM, Steam
                                                                                           Rate:221,250 LB/HR, Main Oil Pump:98
                                                                                           GPM MFG:General Electric

TG-1-Vibration      Monitor,Vibration       3300           BENTLY N       TG Control       3300 BENTLY-NEVADA
                    TG-1                                                  Panel

Etg-2breaker        Breaker,Generator                                     MCC Bldg         VPC-W Westinghouse
                    TG-2

TG-2-Gb-2           Gearbox                 92857180       NUTTAL         TG Building      92857180 NUTTAL
                    TG-2

TG-2-G-2            Generator,              911053-03      IDEAL          TG Building      Type:Synchronous, Rating:8889 KVA
                    9000kw TG-2                                                            @0.9 PF, Voltage:12.47 KV,
                                                                                           Speed:1,800 RPM,
                                                                                           Excitation:Brushless

TG-2-Hyd.Pump#1     Pump,Hydraulic          PVB10RSY30C10  VICKERS        TG Building      PVB-10-RSY-30-C-10 VICKERS
                    #1 TG-2

                                       16

BRADY UNIT 1 EQUIPMENT LIST
----------------------------------------------------------------------------------------------------------------------------------
Equipment No.       Description             Model No.      Manufacturer   Location         Comments
----------------------------------------------------------------------------------------------------------------------------------

TG-2-Hyd.Skid       Skid, Hydraulic Power                  AUTOMAX        TG Building      AUTOMAX
                    Pack TG-2

TG-2-Lo.Cool#1      Cooler, Lube Oil        TYPE 500       AMERICAN       TG Lube Oil      Type 500 American Precision Ind.
                    #1 TG-2                                               Skid

TG-2-Lo.Heater      Heater, Lube            TMO-30415E2    CHROMALO       TG Building      TMO-30415E2 Chromalox EL
                    Oil TG-2

TG-2-Lo.Pump Ac     Pump, Auxilliary Oil    C3E1C-187      IMO            TG Building      C3E1C-187 IMO Industries Ind.
                    (Ac) TG-2

TG-2-Lo.Pump Dc     Pump, Emergency Oil     C3E1C-200      IMO            TG Building      C3E1C-200 IMO Industries Inc.
                    (Dc) TG-2

TG-2-Lo.Pump Ma     Pump, Main Oil          3D-BC-250      IMO            TG Building      3D-BC-250 IMO Industries Inc.
                    (T-2) TG-2

TG-2-Lo.Tank        Tank, Lube Oil                         GEOTHERM       TG Building      CAP:715 GAL
                    (T-2) TG-2

TG-2                Skid, Turbine           CC-55          GEOTHERM       TG Building      CL-55 Geothermal Power Co.
                    Generator TG-2

TG-2-T-2            Turbine, Steam High     CL-55          GE             TG Building      Type:4 Stage Double Flow, Rating:8.0
                    Press TG-2                                                             MW, Speed:4352 RPM, Steam
                                                                                           Rate:163,904 LB/HR, Main Oil Pump:98
                                                                                           GPM  MFG:General Electric

TG-2-Vibration      Monitor, Vibration      3300           BENTLY N       TG Control       3300 BENTLY-NEVADA
                    TG-2                                                  Panel

Etg-3breaker        Breaker, Generator                                    MCC              VPC-W Westinghouse
                    TG-3

TG-3-Gb-3           Gearbox                 92857180       NUTTAL         TG Building      92857180 NUTTAL
                    TG-3

TG-3-G-3            Generator,              911053-03      IDEAL          TG Building      Type:Synchronous, Rating:8889 KVA
                    9000kw TG-3                                                            @0.9 PF, Voltage:12.47 KV,
                                                                                           Speed:1,800 RPM,
                                                                                           Excitation:Brushless

TG-3-Hyd.Pump#1     Pump, Hydraulic         PVB10RSY30C10  VICKERS        TG Hydraulic     PVB-10-RSY-30-C-10 VICKERS
                    #1 TG-3                                               Skid

TG-3-Hyd.Skid       Skid, Hydraulic Power                  AUTOMAX        TG Building      AUTOMAX
                    Pack TG-3

TG-3-Lo.Cool#1      Cooler #1, Lube         TYPE 500       AMERICAN       TG Lube Oil      Type 500 American Precision Ind.
                    Oil TG-3                                              Skid

TG-3-Lo.Heater      Heater, Lube            CC-55          GEOTHERM       TG Building      CL-55 Geothermal Power Co.
                    Oil TG-3

TG-3-Lo.Pump Ac     Pump, Auxilliary Oil    C3E1C-187      IMO            TG Building      C3E1C-187 IMO Industries Inc. PP
                    (Ac) TG-3

TG-3-Lo.Pump Dc     Pump,Emergency Oil      C3E1C-200      IMO            TG Building      C3E1C-200 IMO Industries Inc. PP
                    (Dc) TG-3

TG-3-Lo.Pump Ma     Pump, Main              3D-BC-250      IMO            TG Building      3D-BC-250 IMO Industries Inc. PP
                    Oil TG-3

                                       17

BRADY UNIT 1 EQUIPMENT LIST
----------------------------------------------------------------------------------------------------------------------------------
Equipment No.       Description             Model No.      Manufacturer   Location         Comments
----------------------------------------------------------------------------------------------------------------------------------

TG-3-Tk-3           Skid,Lube                              GEOTHERM       TG Building      CAP:715 GAL, AC/Pump:73 GPM with 10
                    Oil TG-3                                                               HP Motor DC/Pump: 40 GPM with 5 HP
                                                                                           Motor, C.W.Rate:75 GPM Oil
                                                                                           Cooler:605,000 BTU/HR
                                                                                           MFG:Geothermal Co.

TG-3                Skid,Turbine            CC-55          GEOTHERM       TG Building      CL-55 Geothermal Power Co.
                    Generator TG-3

TG-3-T-3            Turbine,Steam High      CL-55          GE             TG Building      Type:4 Stage Double Flow, Rating:9.0
                    Press TG-3                                                             MW, Speed:4352 RPM, Steam
                                                                                           Rate:163,904 LB/HR, Main Oil Pump:98
                                                                                           GPM MFG:General Electric

TG-3-Vibration      Monitor,Vibration       3300           BENTLY N       TG Control       3300 BENTLY-NEVADA
                    TG-3                                                  Panel

Tk-20               Tank,Fire Water                                       Behind Fire      SIZE:10' OD X 10' H, CAP:5875 GAL,
                                                                          Pump Bld         Mat:FRP Tank Existed at Beginning

Tk-21               Tank,Fire Water                                       Behind Fire      SIZE:10' OD X 10' H, CAP:5875 GAL,
                                                                          Pump Bld         Mat:FRP Tank Existed at Beginning

Tk-8                Tank,Fuel Diesel                                      Fire Pump        SIZE:35" OD X 4' LONG, CAP:200 GAL,
                    Fire Pump                                             Building         Mat:Carbon Steel

Ups                 Uninterupted Power      PBBM101246792                 MCC Bldg         Allied Power Company
                    Supply                                                                 In Controlled Power

V-10-Diesel         Tank,500 Gal. Diesel

V-9-Unlead Gas      Tank,500 Gal.
                    Unleaded Gas

V-11-Caustic        Tank,2500 Gal Caustic                                 Cooling Tower

V-1                 Tank,Separator High                                   Seaparator       ID:7'6", HT:30', CAP: 10,500 GAL,
                    Pressure                                              Area             Mat:SA-516-70 Design:100 PSIG @500
                                                                                           DEF.F W/Full Vacuum
                                                                                           Trim:3"-BR-135-HA-F Mark Steel Tank

Sp-101              Purifier,Internal       DIMS-33-2      ANDERSON       Separator Area   CAP:181,040 LB/HR, Delta P:0.5 PSI,
                    Steam V-1                                                              Mat:304L SS DIMS-33-2 Anderson
                                                                                           Separator Company

S-1a                Silencer,High           BOS-52         FLUIDKIN       Separator Area   DIA:52 1/2" HT:11'2" CAP: 194,945
                    Pressure Steam V                                                       LB/HR @288 DEG.F Delta P:32 PSI Sound
                                                                                           Level:110 DBA @3' Shell Mat:SA-516-70
                                                                                           Internal Mat:304 SS BOS-52 Fluid
                                                                                           Kinetics

                                       18

BRADY UNIT 1 EQUIPMENT LIST
----------------------------------------------------------------------------------------------------------------------------------
Equipment No.       Description             Model No.      Manufacturer   Location         Comments
----------------------------------------------------------------------------------------------------------------------------------

V-2                 Tank,Separator Low                                    Separator Area   ID:9'0", HT:28', Cap: 14,500 Gal,
                    Pressure                                                               Mat:SA-516-70 Design:40 PSIG @500
                                                                                           DEF.F W/ Full Vacuum
                                                                                           Trim:3"-BR-237-HA-F Mark Steel Tank

Sp-102              Purifier,Internal       DIMS-42-2      ANDERSON       Separator Area   CAP:227,930 LB/HR, Delta P:0.5 PSI,
                    Steam V-2                                                              Mat:304L SS DIMS-42-2 Anderson
                                                                                           Separator Company

S-2                 Silencer,Lo Pressure    BOS-52         FLUIDKIN       Separator Area   DIA:44" HT:9'7" CAP:136,357 LB/HR
                    Steam V-2                                                              Delta P:21.9 PSI Sound Level:110 DBA
                                                                                           @10' Shell Mat: SA-516-70 Internal
                                                                                           Mat:304 SS BOS-52 Fluid Kinetics

V-4                 Tank,Air Receiver       42VA650L       HANSON         Shop             CAP:650 GAL, Press:200 PSIG  42VA650L
                                                                                           Roy E. Hanson Jr. Mfg.

V-5                 Tank,Separator High                                   Separator Area   ID:7'6", HT:30', CAP: 10,500 GAL,
                    Pressure                                                               Mat:SA-516-70 Design:100 PSIG @500
                                                                                           DEF.F W/Full Vacuum
                                                                                           Trim:3"-BR-133-HA-F Mark Steel Tank

Sp-105              Purifier,Internal       DIMS-33-2      ANDERSON       Separator Area   CAP:181,040 LB/HR, Delta P:0.5 PSI,
                    Steam V-5                                                              Mat:304L SS DIMS-33-2 Anderson
                                                                                           Separator Company

S-1b                Silencer,Hi Pressure    BOS-52         FLUIDKIN       Separator Area   Dia:52 1/2" Ht:11'2" Cap: 194,945
                    Steam V-5                                                              LB/HR @288 Deg.F Delta P:32 PSI Sound
                                                                                           Level:110 DBA@3' Shell Mat:SA-516-70
                                                                                           Internal Mat:304 SS BOS-52
                                                                                           FluidKinetics

V-8                 Tank,Utility                           HANSON         Fire Pump        CAP:100 GAL, SIZE:24" ID X 43" T/T
                    Pressure Water                                        House            Press:125 PSIG, Mat: Carbon Steel
                                                                                           Epoxy Lined
                                                                                           Roy E. Hanson Jr. Mfg.

Brc-46a-1           Bailey,Remote Cab.#6                   Bailey         South Well       Bailey Controls
                                                                          Field

Prj-18a-1           Proj,Install Pump In                                  North Well       New Production Well
                    New Well                                              Field

82a-11              Well,Production                                       North Well
                                                                          Field

48a-1               Well,Production                                       South Well
                                                                          Field

56-1                Well,Production                                       South Well
                                                                          Field

56b-1               Well,Production                                       South Well
                                                                          Field

46-1                Well,Production                                       South Well
                                                                          Field

                                       19

BRADY UNIT 1 EQUIPMENT LIST
----------------------------------------------------------------------------------------------------------------------------------
Equipment No.       Description             Model No.      Manufacturer   Location         Comments
----------------------------------------------------------------------------------------------------------------------------------

46a-1               Well,Production                                       South Well
                                                                          Field

47a-1               Well,Production                                       South Well
                                                                          Field

47c-1               Well,Production                                       South Well
                                                                          Field

Brc-82a-11          Bailey,Remote Cab.#1                   Bailey         North Well       Bailey Controls
                                                                          Field

Brc-48a-1           Bailey,Remote Cab.#2                   Bailey         South Well       Bailey Controls
                                                                          Field

Brc-56b-1           Bailey,Remote Cab.#4                   Bailey         South Well       Bailey Controls
                                                                          Field

Brc-46-1            Bailey,Remote Cab.#5                   Bailey         South Well       Bailey Controls
                                                                          Field

Brc-47a-1           Bailey,Remote Cab.#7                   Bailey         South Well       Bailey Controls
                                                                          Field

Brc-47c-1           Bailey,Remote Cab.#8                   Bailey         South Well       Bailey Controls
                                                                          Field

P-61aa-Motor        Motor,Seal Water                                      North Well       HP:1, RPM:3600
                    (82a-11)                                              Field

P-61aa-Pump         Pump,Seal Water         051C           MTH            North Well       CAP:5.6 GPM, Delta P:108 PSIG,
                    (82a-11)                                              Field            Driver:1HP 3600RPM  051C MTH Pumps

Ts-136a             Heater,Lube Oil                                       North Well
                    (82a-11)                                              Field

E-11                Cooler,Seal Water       3525K12        HAYDEN         North Well       Duty:13,800 BTU/HR CAP:7.5 GPM Delta
                    Skid(82a-11)                                          Field            P:10.45 PSI 3525K12 HAYDEN

P-71-Motor          Motor,Lube Oil                                        North Well       HP:1/2, RPM:1750
                    (82a-11)                                              Field

E-85                Cooler,Seal Water       3515K12        HAYDEN         South Well       Duty:30,000 BTU/HR, CAP:7.5 GPM,
                    (46-1)                                                Field            Delta P:5.0 PSI 3515K12 HAYDEN

E-86                Cooler,Seal Water       3515K12        HAYDEN         South Well       Duty:30,000 BTU/HR, CAP:7.5 GPM,
                    (46a-1)                                               Field            Delta P:5.0 PSI 3515K12 HAYDEN

E-87                Cooler,Seal Water       3515K12        HAYDEN         South Well       Duty:30,000 BTU/HR, CAP:7.5 GPM,
                    (47a-1)                                               Field            Delta P:5.0 PSI 3515K12 HAYDEN

E-88                Cooler,Seal Water       3515K12        HAYDEN         South Well       Duty:30,000 BTU/HR, CAP:7.5 GPM,
                    (47c-1)                                               Field            Delta P:5.0 PSI 3515K12 HAYDEN

E-82                Cooler,Seal Water       3515K12        HAYDEN         South Well       Duty:30,000 BTU/HR, CAP:7.5 GPM,
                    (48a-1)                                               Field            Delta P:5.0 PSI 3515K12 HAYDEN

E-83                Cooler,Seal Water       3515K12        HAYDEN         North Well       Duty:30,000 BTU/HR, CAP:7.5 GPM,
                    (27-1)                                                Field            Delta P:5.0 PSI Moved From 56-1
                                                                                           3515K12 HAYDEN

                                       20

BRADY UNIT 1 EQUIPMENT LIST
----------------------------------------------------------------------------------------------------------------------------------
Equipment No.       Description             Model No.      Manufacturer   Location         Comments
----------------------------------------------------------------------------------------------------------------------------------

E-84                Cooler,Seal Water       3515K12        HAYDEN         South Well       Duty:30,000 BTU/HR, CAP:7.5 GPM,
                    (56b-1)                                               Field            Delta P:5.0 PSI 3515K12 HAYDEN

P-65ee-Motor        Motor,Seal Water                                      South Well       HP:1, RPM:3600
                    (46-1)                                                Field

P-66ff-Motor        Motor,Seal Water                                      South Well       HP:1, RPM:3600
                    (46a-1)                                               Field

P-67gg-Motor        Motor,Seal Water                                      South Well       HP:1, RPM:3600
                    (47a-1)                                               Field

P-68hh-Motor        Motor,Seal Water                                      South Well       HP:1, RPM:3600
                    (47c-1)                                               Field

P-62bb-Motor        Motor,Seal Water                                      South Well       HP:1, RPM:3600
                    (48a-1)                                               Field

P-63cc-Motor        Motor,Seal Water                                      North Well       HP:1, RPM:3600
                    (27-1)                                                Field            moved from 56-1

P-64dd-Motor        Motor,Seal Water                                      South Well       HP:1, RPM:3600
                    (56b-1)                                               Field

P-65ee-Pump         Pump,Seal Water         051C           MTH            South Well       Cap:5.6 GPM, Delta P:108 PSIG,
                    (46-1)                                                Field            Driver:1HP 3600RPM 051C MTH Pumps

P-66ff-Pump         Pump,Seal Water         051C           MTH            South Well       CAP:5.6 GPM, Delta P:108 PSIG,
                    (46a-1)                                               Field            Driver:1HP 3600RPM
                                                                                           051C MTH Pumps

P-67gg-Pump         Pump,Seal Water         051C           MTH            South Well       CAP:5.6 GPM, Delta P:108 PSIG,
                    (47a-1)                                               Field            Driver:1HP 3600RPM 051C MTH Pumps

P-68hh-Pump         Pump,Seal Water         051C           MTH            South Well       CAP:5.6 GPM, Delta P:108 PSIG,
                    (47c-1)                                               Field            Driver:1HP 3600RPM 051C MTH Pumps

P-62bb-Pump         Pump,Seal Water         051C           MTH            South Well       CAP:5.6 GPM, Delta P:108 PSIG,
                    (48a-1)                                               Field            Driver:1HP 3600RPM 051C MTH Pumps

P-63cc-Pump         Pump,Seal Water         051C           MTH            North Well       CAP:5.6 GPM, Delta P:108 PSIG,
                    (27-1)                                                Field            Driver:1HP 3600RPM moved from 56-1
                                                                                           051C MTH Pumps

P-64dd-Pump         Pump,Seal Water         051C           MTH            South Well       CAP:5.6 GPM, Delta P:108 PSIG,
                    (56b-1)                                               Field            Driver:1HP 3600RPM 051C MTH Pumps

P-75-Motor          Motor,Lube Oil (46-1)                                 South Well       HP:1/2, RPM:1750
                                                                          Field

P-76-Motor          Motor,Lube Oil                                        South Well       HP:1/2, RPM:1750
                    (46a-1)                                               Field

P-77-Motor          Motor,Lube Oil                                        South Well       HP:1/2, RPM:1750
                    (47a-1)                                               Field

P-78-Motor          Motor,Lube Oil                                        South Well       HP:1/2, RPM:1750
                    (47c-1)                                               Field

P-72-Motor          Motor,Lube Oil                                        South Well       HP:1/2, RPM:1750
                    (48a-1)                                               Field

                                       21

BRADY UNIT 1 EQUIPMENT LIST
----------------------------------------------------------------------------------------------------------------------------------
Equipment No.       Description             Model No.      Manufacturer   Location         Comments
----------------------------------------------------------------------------------------------------------------------------------

P-73-Motor          Motor,Lube Oil (27-1)                                 North Well       HP:1/2, RPM:1750
                                                                          Field            moved from 56-1

P-74-Motor          Motor,Lube Oil                                        South Well       HP:1/2, RPM:1750
                    (56b-1)                                               Field

Ts-136e             Heater,Lube Oil                                       South Well
                    (46-1)                                                Field

Ts-136f             Heater,Lube Oil                                       South Well
                    (46a-1)                                               Field

Ts-136g             Heater,Lube Oil                                       South Well
                    (47a-1)                                               Field

Ts-136h             Heater,Lube Oil                                       South Well
                    (47c-1)                                               Field

Ts-136b             Heater,Lube Oil                                       South Well
                    (48a-1)                                               Field

Ts-136c             Heater,Lube Oil                                       North Well       moved from 56-1
                    (27-1)                                                Field

Ts-136d             Heater,Lube Oil                                       South Well
                    (56b-1)                                               Field

Tk-42               Tank,Lube Oil (48a-1) 3751K14                         South Well       Cap:55 Gal, Material: Polyethlene
                                                                          Field            3751K14 McMaster-Carr

Tk-43               Tank,Lube Oil (48a-1) 3751K14                         South Well       Cap:55 Gal, Material: Polyethlene
                                                                          Field            3751K14 McMaster-Carr

P-49a-Motor         Motor,Chemical                                        Chemical Bldg    1/4HP 1750 RPM
                    (Brine Inlet)

P-49b-Motor         Motor,Chemical                                        Chemical Bldg    1/4HP 1750 RPM
                    (Brine Inlet)

TG-1-Lo.Tank        Tank,Lube                              Geotherm       TG Building      CAP:715 GAL
                    Oil TG-1

TG-1-Hyd.Skid       Skid,Hydraulic Power                   AUTOMAX        TG Hydraulic     AUTOMAX
                    Pack TG-1                                             Skid

TG-1-Lo.Cool#2      Cooler #2,Lube          TYPE 500       AMERICAN       TG Lube Oil      Type 500 American Precision Ind.
                    Oil TG-1                                              Skid
TG-1-Hyd.Accu#1     Accumulator                            AUTOMAX        TG Hydraulic     AUTOMAX
                    #1,Hydraulic  TG-1                                    Skid

TG-1-Hyd.Accu#2     Accumulator                            AUTOMAX        TG Hydraulic     AUTOMAX
                    #2,Hydraulic  TG-1                                    Skid

TG-2-Hyd.Pump#2     Pump,Hydraulic          PVB10RSY30C10  VICKERS        TG Buliding      PVB-10-RSY-30-C-10 VICKERS
                    #2 TG-2

TG-2-Lo.Cool#2      Cooler,Lube Oil         TYPE 500       AMERICAN       TG Lube Oil      Type 500 American Precision IND.
                    #2 TG-2                                               Skid

TG-2-Hyd.Accu#1     Accumulator                            AUTOMAX        TG Hydraulic     AUTOMAX
                    #1,Hydraulic  TG-2                                    Skid

                                       22

BRADY UNIT 1 EQUIPMENT LIST
----------------------------------------------------------------------------------------------------------------------------------
Equipment No.       Description             Model No.      Manufacturer   Location         Comments
----------------------------------------------------------------------------------------------------------------------------------

TG-2-Hyd.Accu#2     Accumulator                            AUTOMAX        TG Hydraulic     AUTOMAX
                    #2,Hydraulic  TG-2                                    Skid

TG-2-Hyd.Tank       Tank,Hydraulic Power                   AUTOMAX        TG Hydraulic     AUTOMAX TK
                    Pack TG-2                                             Skid

TG-1-Hyd.Pump#2     Pump,Hydraulic          PVB10RSY30C10  VICKERS        TG Hydraulic     PVB-10-RSY-30-C-10 VICKERS
                    #2 TG-1                                               Skid

TG-3-E-3            Condenser,Contact                      GRAHAM         TG Building      Duty:162.0 MMBTU/HR, SIZE: 96" DIA. X
                    TG-3                                                                   24' 4" Length Shell:15 PSIG/Full
                                                                                           Vacuum @250 DEG.F, Mat: 304L
                                                                                           SSTRIM:3"-SC-325-HA-N MFG:GRAHAM

TG-3-Hyd.Accu#1     Accumulator                            AUTOMAX        TG Hydraulic     AUTOMAX
                    #1,Hydraulic  TG-3                                    Skid

TG-3-Hyd.Accu#2     Accumulator                            AUTOMAX        TG Hydraulic     AUTOMAX
                    #2,Hydraulic  TG-3                                    Skid

TG-3-Hyd.Pump#2     Pump,Hydraulic          PVB10RSY30C10  VICKERS        TG Hydraulic     PVB-10-RSY-30-C-10 VICKERS
                    #2  TG-3                                              Skid

TG-3-Lo.Cool#2      Cooler #2,Lube          TYPE 500       AMERICAN       TG Lube Oil      Type 500 American Precision Ind.
                    Oil  TG-3                                             Skid

TG-3-Lo.Tank        Tank,Lube                              Geotherm       TG Building      CAP:715 GAL
                    Oil  TG-3

TG-3-Hyd.Tank       Tank,Hydraulic Power                   AUTOMAX        TG Hydraulic     AUTOMAX TK
                    Pack TG-3                                             Skid

Vac                 Ejector System                                        Ejector Area

Wash                Wash Water System                                     TG Bldg & Pit

P-48                Pump,Wash Water                                       TG Building      CAP:10 GPM, Delta P:112 FT., Specific
                                                                                           GR:1.0 Type:Horiz Centrifical,
                                                                                           Driver:1 1/2 HP @3500RPM  Mat:316 SS
                                                                                           No longer in operation

Hv-743              Valve,Hand Wash                                       TG Building      No longer in operation
                    Water Output

Pi-742              Gauge,Press Wash                                      TG Building      No longer in operation
                    Water Output

Pi-741              Gauge,Press Wash                                      TG Building      No longer in operation
                    Water Output

Tg                  Turbine Generator                      GEOTHERM       TG Building      Manufactured by Geothermal Power
                    Systems                                                                Company

                                       23

BRADY UNIT 1 EQUIPMENT LIST
----------------------------------------------------------------------------------------------------------------------------------
Equipment No.       Description             Model No.      Manufacturer   Location         Comments
----------------------------------------------------------------------------------------------------------------------------------

TG-1-G-1-Cooler     Cooler,Generator                       UNIFIN         TG Building      UNIFIN International Removable
                                                                                           Coverplate Cooler With Leak Detectors

TG-2-G-2-Cooler     Cooler,Generator                       UNIFIN         TG Building      UNIFIN International Removable
                                                                                           Coverplate Cooler With Leak Detectors

TG-3-G-3-Cooler     Cooler,Generator                       UNIFIN         TG Building      UNIFIN International Removable
                                                                                           Coverplate Cooler With Leak Detectors

TG-1-Hyd.Mtr#1      Motor,Hydraulic Pump                                  TG Building
                    #1

TG-1-Hyd.Mtr#2      Motor,Hydraulic Pump                                  TG Building
                    #2

TG-2-Hyd.Mtr#1      Motor,Hydraulic Pump                                  TG Building
                    #1

TG-2-Hyd.Mtr#2      Motor,Hydraulic Pump                                  TG Building
                    #2

TG-3-Hyd.Mtr#1      Motor,Hydraulic Pump                                  TG Building
                    #1

TG-3-Hyd.Mtr#2      Motor,Hydraulic Pump                                  TG Building
                    #2

TG-1-Lo.Mtr Ac      Motor,Ac Lube Oil                                     TG Building
                    Pump

TG-2-Lo.Mtr Ac      Motor,Ac Lube Oil                                     TG Building
                    Pump

TG-3-Lo.Mtr Ac      Motor,Ac Lube Oil                                     TG Building
                    Pump

TG-1-Lo.Mtr Dc      Motor,Dc Lube Oil                                     TG Building
                    Pump

TG-2-Lo.Mtr Dc      Motor,Dc Lube Oil                                     TG Building
                    Pump

TG-3-Lo.Mtr Dc      Motor,Dc Lube Oil                                     TG Building
                    Pump

P-79-Pump           Pump,Brine Wash (New)                                 Pit

P-79-Motor          Motor,Brine Wash                                      Pit
                    (New)

Ej-1                Ejector #1                                            Ejector          STEAM FLW:4470 LBS/HR, STEAM
                                                                          Platform         Press:40.4 PSIA, SIZE:10" X 10"

Ej-2                Ejector #2                                            Ejector          STEAM FLW:3735 LBS/HR, STEAM
                                                                          Platform         Press:40.4 PSIA, SIZE:4" X 4"

Ct                  Cooling Tower Water
                    System

Ct-1a-Fan           Fan,Cooling Tower                                                      DIAMETER:36 FEET

Ct-1b-Fan           Fan,Cooling Tower                                                      DIAMETER:36 FEET

                                       24

BRADY UNIT 1 EQUIPMENT LIST
----------------------------------------------------------------------------------------------------------------------------------
Equipment No.       Description             Model No.      Manufacturer   Location         Comments
----------------------------------------------------------------------------------------------------------------------------------

Ct-1c-Fan           Fan,Cooling Tower                                     Cooling Tower    DIAMETER:36 FEET

P-12-Motor          Motor,Fire Water                                      Fire Pump        Type:DIESEL, HP:182
                    (Diesel) Building

P-13-Motor          Motor,Fire Water                                      Fire Pump        HP:150
                    (Electric)                                            Building

P-14-Motor          Motor,Fire Water                                      Fire Pump        HP:3
                    Jockey                                                Building

P-16-Motor          Motor,Utility Water                                   Fire Pump        HP:1
                                                                          Building

P-17-Motor          Motor,Ct Wetdown Pump                                 Cooling Tower    HP:5, RPM:3600,
                                                                          Area

P-18-Motor          Motor,Lake Brady
                    Dewatering

P-7-Motor           Motor,Sump Pump                                       Condensate Pit   HP:7.5

Fire                System,Fire
                    Protection

Pit                 System, Condensation
                    Pit

Air                 System, Compressed
                    Air

Dr-1b               Dryer,Air               SILVAN         SILVAN         Shop             Cap:250 SCFM, Dewpoint:-40 DEG.F,
                    Regenerative Tank #2    PV-1098                                        Press:150 PSIG @150 DEG.F

Dr                  System,Air Dryer        EE-250         PMEUMATE       Shop             Cap:250 SCFM, Dewpoint:-40 DEG.F,
                                                                                           Press:150 PSIG @150 DEG.F

C-2a-Sv             Safety, Compressor #1                                 Shop,            SET @160 PSIG
                                                                          Compressor #1

C-2b-Sv             Safety, Compressor #2                                 Shop,            SET @160 PSIG
                                                                          Compressor #2

C-2c-Sv             Safety, Compressor #3                                 Shop,            SET @160 PSIG
                                                                          Compressor #3

C-1a-Ctrl           Sequencer,              8104-0103-04   ATLAS CO       Shop Comp Air    Three Compressor Controller
                    Compressor Controler                                  Skid

15kv                System,15kv

5kv                 5kv System                                            Various

MCC-Dc              Dc Power For Turbine                                  TG Building

MCC                 System,Motor Control                                  Various
                    Centers

Switchgear          System,Switch Gear                                    TG Building

                                       25

BRADY UNIT 1 EQUIPMENT LIST
----------------------------------------------------------------------------------------------------------------------------------
Equipment No.       Description             Model No.      Manufacturer   Location         Comments
----------------------------------------------------------------------------------------------------------------------------------

480v                System,480v MCC                                       Various

Datalogger          Dataloggers                                           Well Feild

Steam Wash          Turbine Steam Wash                                    TG Bldg.,
                                                                          Sep. Deck

Dg-1                Deisl Generater                                       Parking Lot

27-1 Wellpad        15kv Fuse Diconect                     POWERCON       27-1

27a-1 Wellpad       15kv Fuesd Disconect                   POWERCON       27-1

Caustic Tank                                                              Cooling Tower

27-1                Production Well

Tk-Oil              Used Oil Storage                       HOMADE         Yard
                    Tank & Trlr.

Bat-1               Batteries For           6SLA25         FIAMM          MCC              20 Sealed Recomb Lead Acid Batteries
                    Control Voltage

Bat-2               Batterys For Control    6SLA25         FIAMM          MCC              Sealed Recomb Lead Acid Batteries
                    Voltage

Bat-Charg-1         Control Voltage         3 SCR          ALCAD          MCC              Alcad Battery Charger
                    Battery Charge          130-035

Bat-Charg-2         Control Voltage         3 SCR          ALCAD          MCC              Alcad Battery Charger
                    Battery Charge          130-035

Wa-1                Parts Washer            E200                          Shop

Iw1                 Injection Well                                        Well Field
                    Number One

Iw2                 Injection Well
                    Number 2

Iw3                 Injection Well 18d-31

Iw4                 Injection Well 18b-31

Iw5                 Injection Well Mgi-1

Iw7                 Injection Well 74-25

Iw8                 Injection Well 73-25

Iw9                 Injection Well 81-25

Iw10                Injection Well 61-25

Pall Pump           Coalescing Filter -                    Pall           Turbine
                    Lo Purifie                             Aerospace      Building

Network Computer    Computer                Various        HP

                                       26

Section 3.1(n):  Tangible Personal Property (cont).

                              BRADY POWER PARTNERS
                                UNIT 2 INVENTORY
                                ----------------

Mobile Equipment
----------------
YEAR               MAKE             MODEL            DRIVE           MILEAGE          LIC. NO.

1997               Ford             F250             4x4             181000           129CL
1990               Ford             F150             2x2             155182           550FBJ
1992               Ford             F-Supe           2x2             54000            039ERS

YEAR               MADE              MODEL          TYPE               HOURS
                   Cat               RC60           Forklift           1741
                   Lincoln           200            Welder             155
                   Smith             150            Compressor

Turbine Parts
-------------
QUANTITY             P/N                   DESCRIPTION
1                                          Old 9 stage rotor for Delaval turbine
2                    8442-000-022-p        Thrust pad set
2                    PMT-2200J             Oil Seal
2                    PMT-2200H             Oil Seal
1                    GP427OF               Journal Bearing LP assembly
1                    GP427OR               Journal Bearing HP assembly
3                    LU298BU0001           Thrust bearing shims
2                    HJ588                 Used oil guard, steel shaft
2                    RJ298CX1              Bearing housing shims
2                    TJ588EX1              Oil Guards
1                    HG588                 Oil guard, steel shaft
1                    8442-000-022-p        Thrust shoe set
1                    8442-000-023-p        Thrust shoe set
2                                          Thrust shoe carrier
2                                          Bearing, large gear
2                    PMT-2200J             Oil Seal

Injection Pump Parts
--------------------
QUANTITY             P/N                   DESCRIPTION
1                    150 HP                Pump motor
1                    CT                    Fan Gear Box
1                                          Emergency Diesel Generator

P/N                          DESCRIPTION              COMMENTS
A200M4CAC                    Contractor 4-J           Westinghouse
A200M5CX1                    Contractor 5-J           Westinghouse
A200M6CX                     Contractor 6-J           Westinghouse

                                       27

Plant Equipment
---------------
PRODUCTION WELLS

         67-21 Well - SW/4 SE/4 Sec. 21, T22N, R27E, Desert Peak, Churchill
County, Nevada. Total depth 4097', Cased 2516' with 13 3/8 68#/ft K-55 buttress casing, 614' of 20" 94#/ft X-52 buttress casing, 30" 118.6#/ft X-42 conductor.

         86-21 Well NE/4 SE/4 Sec.21, T22N, R27E, Desert Pea, Churchill County,
Nevada. Total depth 3356', Cased 2501', 13 3/8" 68#/Ft K55 buttress casing, 490'
buttress casing 20" 94#/ft K-55, 40' 30" 118.6#/ft. conductor.

INJECTION WELL

         B21-2 Well - NE/4 NE/4 Sec. 21, T22N, R27E, Desert Peak, Churchill
County, Nevada, Cased 2030', 9 5/8" 40#/ft K-55 buttress casing, 1000' 13 3/8"
54.5#/ft K-55 buttress casing, 95' 20" 94#/ft H-40 buttress casing.

1 EACH HIGH PRESSURE SEPARATOR

         The separator was built by B&J Welding and Manufacturing Co. It is a horizontal separator, 60' long by 12' diameter and is of carbon steel construction.

1 EACH LOW PRESSURE SEPARATOR

         The separator was built by B&J Welding and Manufacturing Co. It is a vertical separator, 20' tall and 12' diameter, and stands on a 20' support. It is of carbon steel construction.

2 EACH KNOCKOUT TANKS

         The High Pressure Knockout Tank was manufactured by Winston
Manufacturing Company. It is a horizontal vessel 3' diameter by 7' long, and is constructed of carbon steel.

         The Low Pressure Knockout Tank was manufactured by Winston
Manufacturing Company. It is 5' diameter by 12' long, and constructed of carbon steel.

         1 each Delaval, nine state turbine (4 HP and 5 LP). Serial No. 708312,
Size XJSF, Rated 9294 KW.

         1 each Philadelphia Gear Box, single helical gear box, 2.023 to 1 gear reduction.

         1 each 11 MW Induction Generator, Serial No. 708312, Mfg. by Electric
Machinery Company.

         1 each Delaval Oil Tank Console

                                       28

         2 each 40 HP vertical pumps.

         1 each DC driven Emergency Lube Oil Pump and Motor.

         1 each 3000' oil tank.

1 EACH CONDENSER

         The condenser was manufactured by Graham. It is a direct contact, spray, barometric condenser. It is approximately 52' high by 9 1/2" diameter, and is of carbon steel construction.

2 EACH HOTWELL PUMPS

         Byron-Jackson "VMT", vertical, single-stage pumps, 4430 gpm at 66 ft head, 150 HP, 1185 rpm, 460 V motors.

1 EACH COOLING TOWER

         The cooling tower is a two-cell counterflow unit manufactured by
Marley. The basin dimensions are 102' x 48' x 4'. Two fans are fiberglass and are powered by 125 hp, 460 V motors.

2 EACH BASIN PUMPS

         Worthington model "LR" double suction, single stage pumps. They are rated 4350 gpm and 85.5 ft. head, and are powered by 125 hp motors.

2 EACH INJECTION PUMPS

         Bingham-Williamette pumps with 4" x 6" x 14" impellars. They are powered by 300 HP, 3560 RMP, pump motors.

         1 each 14 MVA Transformer, ASEA Mfg. 120 KV Y primiary/13.8 KV delta secondary.

         1 each 1500 KVA Transformer, 13.8 KV primary and 480 V secondary.

         1 each 480 V Motor Control Center.

         1 each 13.8 KV switchgear, with 4 cubicles of 13.8 KV Westinghouse
Vacuum Breakers and related protection relays

         1 each 484 Modicon PC for electrical controls.

Section 3.1(o): Contracts.
--------------------------

         1. Agreement between BPP and ABB Automation Inc. (d/b/a ABB Automation
Services) dated May 31, 2000.

                                       29

         2. Agreement, dated as of November 18, 1987, between Gilroy Foods,
Incorporated and Brady Hot Springs Geothermal Associates.

         3. Agreement, dated as of February 1, 1991, between Gilroy Foods,
Incorporated and Nevada Geothermal Power Partners, Limited Partnership.

         4. Agreement, dated as of April 25, 1995, between BPP and Gilroy Foods
Incorporated. Although the term of the Agreement has ended, BPP has continued to provide geothermal fluids to Gilroy Foods Incorporated pursuant to this
Agreement.

         5. Stipulation In the Matter of the Application of Brady Power Partners
to Drill and Operate Geothermal Wells Within the SW 1/4 of the SW 1/4 of Section
I, T22N, R26E, M.D.B. & M., Churchill County, Nevada (Wells No. 27-1 & 27A-1).

         6. On January 12, 2001, BPP received a letter from United States
Department of the Interior Minerals Management Service ("MMS") advising of geothermal lease audits for fiscal year 2002 (a "MMS Audit").

         7. BPP has made certain payments to MMS pursuant to BLM Lease Nos.
N-40353, N-40355, N-10922 and N-46566 and the PPA, but has not filed the requisite reports for the periods before the Closing Date. The Sellers will file all such requisite reports either before or after the Closing Date and will be responsible for any additional payments due for royalties under such leases for all periods prior to the Closing Date, except payments accounted for on the
Estimated Adjusted Statement pursuant to Section 2.5 of the Agreement.

         8. BPP purchases the majority of the goods and services for the
Facility on a purchase order basis. Records of the accounts payable accounts for
Unit 1 and Unit 2 have been delivered to the Purchasers for review. During this period, the following contractors (excluding payments under the Material
Contracts) had one time or aggregate payments meeting the criteria in Section
3.1(o):

                  a.       Goulds Pumps
                  b.       Alliance Cooling Products
                  c.       Dowell, a Division of Schlumberger
                  d.       Electric Maintenance Consultants

         9. The agreements to be terminated pursuant to the BPP Restructuring.

         10. The Trust Indenture, Deed of Trust, Assignment of Leases and Rents
and Security Agreement dated as of June 30, 1992, between State Street Bank and
Trust Company of Connecticut, National Association and Security Pacific Bank
Nevada and First Security Bank of Utah, National Association, as amended, will be terminated following satisfaction of the note issued thereunder.

         11. BPP has retained the law firm of Lionel Sawyer & Collins, Reno,
Nevada to represent it in the Sierra Litigation and the Gilroy Litigation.

                                       30

         12. Final Settlement Agreement dated February 16, 2001 between BPP and
Sierra terminating the Sierra Litigation.

         13. Sub-Operating Agreement dated as of February 20, 1998, between BPP and Western States.

         14. Grant of Easement Agreement dated March 27, 1998, from David P.
Frase, Timothy D. Frase and James W. Robert to BPP, recorded as document number
312853 in the Official Records of Churchhill County, Nevada.

         15. Notice and Letter Agreement Regarding Occupancy and Operations
Date, dated March 31, 1998, between BPP and Western States (relates to the
Facility Operating Lease).

         16. Memorandum of Facility Operating Lease, dated April 3, 1998, between BPP and Western States.

         17. Assignment and Assumption Agreement, dated as of June 30, 1998, between AT&T Capital Holdings International, Inc. and BPP.

         18. Operation and Maintenance Agreement, dated May 31, 1996, between
BPP and ESI Brady Power Services, Inc.

         19. Unit Agreement for the Development and Operation of the Brady Hot
Springs Unit Area, County, of Churchill, State of Nevada, dated July 1, 1993, with Brady Power Partners as joined by The Atchison Topeka and Santa Fe Railway
Company pursuant to that certain Ratification and Joinder of Unit Agreement
Brady Hot Springs Area Churchill County, Nevada, dated September 20, 1993.

         Additional exceptions to representation and warranty regarding enforceability of Facility Operating Lease. The Sellers make no representation as to the validity, binding effect or enforceability of provisions, if any, of the Facility Operating Lease (a) restricting access to legal or equitable redress, (b) purporting to waive or affect any rights to notice or the obligations of good faith, fair dealing, diligence and reasonableness, (c)
allowing any party to declare indebtedness to be due and payable without notice,
(d) providing for specific performance or the appointment of a receiver, (e)
providing that a selection of a remedy will not limit the availability of another remedy, (f) purporting to establish evidentiary standards for suits or proceedings to enforce the Contracts, (g) releasing, exculpating or exempting a party from, or requiring indemnification of a party for, liability for its own actions or inactions, to the extent such action or inaction involves gross negligence, recklessness, willful misconduct or unlawful conduct, (h) limiting judicial discretion regarding the determination of damages and entitlement to attorneys' fees and other costs, (i) which deny a party that has materially failed to render or offer performance required by the contract the opportunity to cure that failure unless permitting a cure would unreasonably hinder the non-defaulting party from making substitute arrangements for performance or unless it was important in the circumstances to the non-defaulting party that performance occur by the date stated in the agreement, (j) providing that forum selection clauses

                                       31

are binding on the court or courts in the forum selected, (k) providing for choice of law, or (l) providing for a waiver of a party's right to trial by jury.

Section 3.1(p): Insurance.
--------------------------

         None.

Section 3.2(c): TPC Brady Consents.
-----------------------------------

         1. The right of Sierra to consent to the transfer of the Purchased
Interests to Purchasers pursuant to Section 26 of the PPA and the related Sierra
ROFR.

         2. The WSGC Rights arising pursuant to the Facility Operating Lease.

         3. The transfer of the Purchased Interest of TPC Brady is subject to any limitations or any rights or obligations related thereto that may be imposed directly or indirectly on TPC Brady pursuant to the TPC Brady Acquisition
Agreements, which TPC Brady Acquisition Agreements will be terminated by the parties thereto at Closing.

         4. Consent of ESI BH, pursuant to that certain Brady Power Partners
First Amended and Restated Agreement of General Partnership dated February 20,
1995, as amended by Amendment No. 1 to Brady Power Partners First Amended and
Restated Agreement of General Partnership dated March 20, 1995 by and between
ESI BH and TPC Brady.

         5. Consents under any of the documents to be terminated pursuant to the
BPP Restructuring prior to Closing.

         6. Consent under Grant of Easement Agreement dated March 27, 1998, from
David P. Frase, Timothy D. Frase and James W. Robert to BPP, recorded as document number 312853 in the Official Records of Churchhill County, Nevada.

Section 3.2(d): TPC Brady Government Approvals; Filings.
--------------------------------------------------------

         The transactions contemplated by the Agreement will require post-Closing notice filings or additional applications to the following governmental agencies by BPP or Ormat:

         1. Nevada Division of Minerals.

         2. Nevada Division of Environmental Protection Bureau of Air Quality.
Note that Permit AP4911-0229 will expire on May 3, 2001. If the Closing has not occurred, a renewal application must be filed not less than 30-days before May
3, 2001.

         3. Nevada Division of Environmental Protection Bureau of Waste
Management.

         4. Nevada Division of Environmental Protection Bureau of Water
Pollution Control.

         5. Nevada Division of Industrial Relations.

                                       32

         6. Nevada Division of Water Resources, State Engineer.

         7. Nevada Division of Wildlife (Industrial Pond Permit).

         8. Bureau of Land Management ("BLM").

         9. Nevada State Fire Marshal.

         10. Churchill County (business license (should be acquired before
Closing and Special Use Permit).

         11. Nevada Department of Transportation.

         12. Army Corps of Engineers.

         13. Notice of self-certification under the Public Utility Regulatory
Policies Act of 1978 and the related implementing regulations to be filed by BPP to reflect the transfer of the Purchased Interests to Purchasers.

         14. UCC-3 Termination Statement to be filed at Closing by ESI Energy,
LLC (as successor to ESI Energy, Inc.) with the California Secretary of State with respect to security interest granted by TPC Brady in favor of ESI BH pursuant to the Pledge and Security Agreement, dated May 9, 1995, by TPC Brady in favor of ESI Energy, Inc.

Section 3.2(e): Liens; Voting Agreements, outstanding rights relating to
Purchased Interests.
------------------------------------------------------------------------

         1. The rights and obligations described in items 1, 2, 3 and 4 of
Section 3.2(c) hereof.

         2. The rights and obligations of each partner pursuant to the Brady
Power Partners First Amended and Restated Agreement of General Partnership dated
February 20, 1995, as amended by Amendment No. 1 to Brady Power Partners First
Amended and Restated Agreement of General Partnership dated March 20, 1995 by and between ESI BH and TPC Brady.

         3. Security interest created by that certain Pledge and Security
Agreement, dated May 9, 1995, by TPC Brady in favor of ESI Energy, Inc.

         4. Pursuant to that certain Option and Put Agreement, dated May 9,
1995, between TPC Brady and ESI Energy, Inc., TPC Brady covenanted not to encumber its partnership interest.

Section 3.2(f): Litigation; Orders.
-----------------------------------

         1. Sierra Pacific Power Corporation v. Brady Power Partners, Supreme
Court of Nevada, Case No. 36480, on appeal from Brady Power Partners v. Sierra
Pacific Power Corporation, Third Judicial District for State of Nevada,
Churchill County, Case No. 24846, Dept. No. 2.

                                       33

         2. Gilroy Foods, Inc. and United Specialty Food Ingredients Company v.
Brady Power Partners, ESI BH Limited Partnership, TPC Brady, Inc., ESI Brady,
Inc., and Oxbow Power Services, Inc., CV-N-96-00283-HDM, U.S. DCT Northern
District of Nevada.

         3. On January 12, 2001, BPP received a letter from United States
Department of the Interior Minerals Management Service advising of lease audits for fiscal year 2002.

         4. Letter dated October 22, 1999 from United States Department of the
Interior Minerals Management Service regarding (i) Payment of Royalties on Hot
Water Transferred to Onion Plant; (ii) Captial Investments; (iii) Submission of
Forms MMS-2014; (iv) Analysis of Rent and Minimum Royalty; (v) Operations &
Maintenance (O&M) Expenses; and a Miscellaneous Questions List.

                                       34

                                  SCHEDULE III

                          ADJUSTMENT OF PAYMENT AMOUNTS

(1) Estimated Adjustment Statement.

         (a) On the Closing Date, the Sellers shall prepare and deliver to the
Purchasers a statement (the "Estimated Adjustment Statement") that sets forth as of the close of business on the day prior to the Closing Date (the "Adjustment
Date"): (i) a good faith estimate of the accrued liabilities of BPP that will remain unpaid following the Adjustment Date ("Liabilities"); (ii) a good faith estimate of the accrued gross revenues of BPP that will not have been received prior to the Adjustment Date ("Accounts Receivable"); and (iii) the expenses of
BPP that have been paid in advance (including property taxes and insurance) as prorated for the period following the Adjustment Date ("Prepaid Expenses"). The
Estimated Adjustment Statement will be prepared in conformity with GAAP, applied on a basis consistent with the financial statements delivered to the Purchasers under Section 3.1(j) of the Agreement.

         (b) If the Liabilities as set forth on the Estimated Adjustment
Statement exceed the sum of the Accounts Receivable plus the Prepaid Expenses as set forth thereon, the amount paid by the Purchasers under Section 2.2(b) of the
Agreement will be reduced by an amount equal to the excess. If the Accounts
Receivable plus the Prepaid Expenses as set forth on the Estimated Adjustment
Statement exceed the Liabilities as set forth thereon, the amount paid by the
Purchasers under Section 2.2(b) of the Agreement will be increased by an amount equal to the excess.

(2) Adjustment Statement.

         (a) Within forty-five (45) days following the Closing Date, the
Purchasers shall prepare and deliver to the Sellers a final statement (the
"Final Adjustment Statement") that sets forth the same information as included in the Estimated Adjustment Statement provided pursuant to Section 1(a) above, adjusted to take into account the final figures as of the Adjustment Date determined in accordance with the standard set forth in said Section 1(a). The
Sellers shall provide copies of all invoices or other billing information actually received or sent by the Sellers during this 45 days period to allow the
Purchasers to prepare the Final Adjustment Statement in accordance with this
Section. The Final Adjustment Statement shall be accompanied by such backup information and schedules as is reasonably required in order for the Sellers to understand the computation of the amount(s) set forth therein.

         (b) The Parties shall attempt to agree upon the Final Adjustment
Statement within thirty (30) days following the delivery thereof to the Sellers.
If the Sellers dispute any item set forth on the Final Adjustment Statement, the
Sellers shall give the Purchasers written notice thereof within thirty (30) days following the delivery to the Sellers of the Final Adjustment Statement, setting forth in reasonable detail the disputed item or items. If the Sellers have not delivered such notice to the Purchasers within such thirty (30) day period, the
Final Adjustment Statement shall be deemed to be final and, to the extent the
Final Adjustment Statement reflects an adjustment to the amounts paid by the
Purchasers under Section 2.2(b) of the Agreement that is different from the adjustment made on the Closing Date, the Party that benefited from the variance in the adjustment made on the Closing Date shall pay to the other Party the variance amount within five (5) days following the expiration of such thirty
(30) day period. If the Sellers have delivered a notice of a dispute to the
Purchasers, the undisputed portion of the variance amount, if any, shall be paid to the Party entitled to receive the same within five (5) days following the delivery of the notice by the Sellers to the Purchasers and the Parties shall jointly engage PricewaterhouseCoopers (or, if such firm is unable or unwilling to act in such capacity, such other Big-5 accounting firm as may be agreed by the parties) (hereinafter, the "Auditors") and shall direct the Auditors to make a final, binding determination of all such disputes within forty-five (45) days of presentation to the Auditors by the Parties of the information that each such
Party believes supports its position with respect to each disputed item. Such information shall be presented by each Party to the Auditors within ten (10)
days following the selection thereof. The Parties will further direct the
Auditors to deliver a written notice to the Purchasers and the Sellers setting forth its determination with respect to each disputed item. The results of such determination will be final and binding, and the balance of the variance amount, if any, resulting from such determination will be paid to the Party entitled to receive the same within ten (10) days of the independent accountant's notice of its determination. The Parties agree that the fees and expenses of the Auditors shall be borne in equal parts by the Purchasers on the one hand, and the
Sellers, on the other, and further agree that in connection with the engagement of the Auditors, each of the Purchasers and the Sellers will, if requested by the Auditors, execute a reasonable engagement letter including customary indemnities.

                                       2

                                  SCHEDULE III

                          Adjustment of Payment Amounts

                     Estimated Closing Date of June 28, 2001

SELLING PRICE                                                     $20,500,000.00
LESS AMOUNTS IN DEPOSITS                                           (1,000,000.00)
                                                                  --------------
                                                                  $19,500,000.00

ADJUSTMENTS TO PAYMENT AMOUNT:
LIABILITIES
         Estimated accrued liabilities - project AP               $    50,000.00
         Due to Cal Energy June Estimated                             164,716.00
         Due to Santa Fe - Estimate                                    57,731.00
         Other Royalties                                                4,906.74
                                                                  --------------
                                                                      277,353.74

         Funding Major Maintenance Account                            371,778.00

         Funding Major Maintenance Unit I & II                      1,578,222.00
                                                                  --------------

TOTAL LIABILITIES                                                 $ 2,227,353.74
                                                                  --------------

ACCOUNTS RECEIVABLE
         SPP - May 15 to June 14                                      625,000.00
         SPP - June 15 to Closing June 28th - 14 days                 291,666.67

PREPAID EXPENSES
         2000-2001 - Property Taxes paid in 2001
                  Unit I - July 1st to June 30        333,361.00
                  Unit II - July 1st to June 30        46,181.90
                                                      ----------
                                                      379,542,90

         Prorated for 2 days                                            2,079.69

TOTAL ACCOUNTS RECEIVABLE AND PREPAID EXPENSES                    $   918,746.35
                                                                  --------------

         AMOUNT DUE FROM PURCHASER                                $18,191,392.61
                                                                  --------------

                                       3